                            B N Y
                       H A M I L T O N


  ANNUAL REPORT
BNY HAMILTON FUNDS

EQUITY INCOME FUND                     INTERMEDIATE
                                       NEW YORK
LARGE CAP GROWTH FUND                  TAX-EXEMPT FUND

SMALL CAP GROWTH FUND                  INTERMEDIATE
                                       TAX-EXEMPT FUND
INTERNATIONAL
EQUITY FUND                            MONEY FUND

INTERMEDIATE                           TREASURY
GOVERNMENT FUND                        MONEY FUND

INTERMEDIATE                           DECEMBER 31, 1998
INVESTMENT
GRADE FUND
                                             B N Y
                                        H A M I L T O N
                                           F U N D S

[LOGO]

[LOGO]  CHAIRMAN'S LETTER

Dear Shareholder:

We are pleased to provide you with the BNY Hamilton Funds Annual Report for the year ended December 31, 1998.

The past year was a period of significant growth and achievement for the BNY Hamilton Funds. Successful sales initiatives and strong investment performance combined to boost total assets from $3.97 billion to $5.43 billion, an increase of 37%. All of the BNY Hamilton Funds equity portfolios outperformed their peer groups for the year, as measured by Lipper Analytical Services, an independent mutual fund rating service. All of the BNY Hamilton Funds fixed-income portfolios continued to provide solid returns, while maintaining their emphasis on high-quality securities. Complete details can be found in the fund performance pages contained in this annual report. Please read this report carefully and retain it for future reference.

At BNY Hamilton Funds, we recognize that you have a choice of thousands of investment alternatives today. However, we believe there are few that offer the portfolio management expertise and consistent investment approach of the BNY Hamilton Funds. With an array of ten well-diversified funds, representing all three major asset classes, the Funds are designed to provide sound investment strategies to help you reach your important financial goals.

Please contact your BNY Hamilton Funds representative with any questions you may have about the Funds. If you would like a prospectus for any of the Funds, call 1-800-4BNY-FND (1-800-426-9363). Please read the prospectus carefully before you invest.

Thank you for the confidence you have placed in our Funds.

Sincerely,

/s/ Edward L. Gardner
Edward L. Gardner
Chairman of the Board

[LOGO]  INVESTMENT ADVISOR'S LETTER

Dear Shareholder:

For the U.S. financial markets, 1998 was an extraordinary year in many respects. In the end, it turned out to be another very rewarding year for investors in the continuing great bull market of the 1990s. During the course of the year, however, markets took investors on a wild ride. The second half of the year, in particular, showed investors both the best of times and the worst of times as rapidly changing political, economic and financial developments around the world caused volatility within the markets to soar to levels not seen in many years.

In our mid-year report to investors, we noted that the crisis in Southeast Asia, which had not exerted much of a negative impact on either the U.S. economy or financial markets up to that point, was beginning to seem less remote. In fact, Southeast Asia's problems proved very shortly to have an extremely dramatic impact on U.S. financial markets. Southeast Asia's problems launched a global chain reaction of events which included default by Russia, currency crises in Latin America and spectacular collapses among hedge funds. This turmoil rocked the largest financial institutions around the world, prompting fears of a very dangerous potential credit crunch. The solid gains posted by U.S. stocks during the first half of the year evaporated quickly during the summer as the Dow Industrials plunged from a high of over 9300 in late July to a low of almost 7500 in early September, a decline of nearly 20%. Bad news for stocks, however, was good news for high grade bonds, particularly U.S. Treasury issues, as investors sought a safe haven in uncertain times. Bond prices surged as the yield on the 30-year Treasury Bond declined to 4.73% in early October, its lowest level in over 25 years.

During this period most investors were acting on the expectation that the crisis in financial markets would inevitably lead to a recession in the real economy. Contrary to these expectations, however, the U.S. economy displayed surprising resilience. The sharpest setback in the stock market in a decade did not, as many feared, cause consumers to retrench. The fall-out from the emerging markets crisis--lower interest rates, lower oil prices and lower prices for imported goods--actually served as a source of stimulus to domestic economic activity. Most importantly, the Federal Reserve's three prompt reductions in short term interest rates served to boost business, consumer and investor confidence. Real GDP expanded by a surprisingly strong 3.9% in 1998 while inflation in consumer prices declined to a surprisingly low 1.6%.

Buoyed by the Federal Reserve's aggressive action, the stock market reversed course in October and rallied strongly into the end of the year. After declining 9.86% in the third quarter, the S&P 500 roared back in the fourth quarter posting a gain of 21.32%. For all of 1998, the S&P 500, which is representative of large-capitalization U.S. equities, returned 28.75%, its fourth consecutive year of returns in excess of 20%. Small capitalization U.S. stocks, as represented by the Russell 2000 Index, also rallied strongly in the fourth quarter, posting a 16.31% gain. Reflecting their lagging performance earlier in the year, however, the full year return for small capitalization stocks was a disappointing -2.54%. International stocks participated in the fourth quarter rally as well, with the MSCI-EAFE (Morgan Stanley Capital International Europe, Australia and Far East) Index recording a 20.33% gain. The full year return for international stocks was 22.28%. Within this index, European stocks were by far the strongest performers as investors looked forward to the benefits of the introduction of the Euro on January 1st.

Bond prices moved in the opposite direction from stock prices in the fourth quarter as fears of a looming deflationary slump in global economic activity abated. The 30-year Treasury Bond closed the year at a yield of 5.09%, well above
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[LOGO]
its October low but down from 5.92% at the beginning of the year. The Lehman Government/Corporate Index of fixed income securities returned only 0.12% in the fourth quarter, but provided a solid full year return of 9.47%. In much the same way that high quality large capitalization stocks were the stand-out performers in the equity market last year, high grade bonds were the best performers in the fixed income markets as investors shied away from credit risk. Yield spreads between high grade and lower quality bonds narrowed during the fourth quarter, but ended the year at much wider levels than at the start.

Inflows of new money into mutual funds slowed dramatically during the second half of last year as many individual investors adopted a wait and see attitude. Corporations, however, stepped up to take advantage of the stock market's sell-off to accelerate both share repurchase activity and merger and acquisition activity. In effect, this corporate buying served to reduce the supply of shares outstanding, offsetting the temporary weakness in the demand for shares from individual investors. In similar fashion, the federal government's first budget surplus in almost 30 years allowed the Treasury Department to shrink the supply of government bonds outstanding as well. Looking ahead, we anticipate that both corporations and the government will continue to be buyers of their own securities. We also foresee individual investors returning to the markets and stepping up their purchases of mutual funds to the levels seen in 1997 and last year's first half. Rising demand for financial assets combined with a shrinking supply represents a very powerful bullish development for the markets, in our judgment.

While economic distress in many emerging market nations remains a source of potential negative shocks, we expect 1999 to be another year of moderate growth and low inflation for the U.S. economy. We also expect interest rates to continue to fall and corporate profits to continue to rise, albeit at a more moderate pace in both instances. This forecast represents a very supportive backdrop for the financial markets. In our judgment, the bull market of the 1990s remains alive and well and has the staying power to carry into and beyond the year 2000.

Sincerely,

/s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer

         TABLE OF CONTENTS

QUESTIONS & ANSWERS...................................................   PAGE  1

BNY HAMILTON EQUITY INCOME FUND
  Schedule of Investments.............................................        19
  Statement of Assets and Liabilities.................................        23
  Statement of Operations.............................................        23
  Statements of Changes in Net Assets.................................        24
  Financial Highlights................................................        25

BNY HAMILTON LARGE CAP GROWTH FUND
  Schedule of Investments.............................................        27
  Statement of Assets and Liabilities.................................        31
  Statement of Operations.............................................        31
  Statements of Changes in Net Assets.................................        32
  Financial Highlights................................................        33

BNY HAMILTON SMALL CAP GROWTH FUND
  Schedule of Investments.............................................        34
  Statement of Assets and Liabilities.................................        38
  Statement of Operations.............................................        38
  Statements of Changes in Net Assets.................................        39
  Financial Highlights................................................        40

BNY HAMILTON INTERNATIONAL EQUITY FUND
  Schedule of Investments.............................................        41
  Industry Diversification............................................        46
  Statement of Assets and Liabilities.................................        48
  Statement of Operations.............................................        48
  Statements of Changes in Net Assets.................................        49
  Financial Highlights................................................        50

BNY HAMILTON INTERMEDIATE GOVERNMENT FUND
  Schedule of Investments.............................................        51
  Statement of Assets and Liabilities.................................        55
  Statement of Operations.............................................        55
  Statements of Changes in Net Assets.................................        56
  Financial Highlights................................................        57

BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND
  Schedule of Investments.............................................   PAGE 59
  Statement of Assets and Liabilities.................................        64
  Statement of Operations.............................................        64
  Statements of Changes in Net Assets.................................        65
  Financial Highlights................................................        66

BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND
  Schedule of Investments.............................................        67
  Statement of Assets and Liabilities.................................        73
  Statement of Operations.............................................        73
  Statements of Changes in Net Assets.................................        74
  Financial Highlights................................................        75

BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND
  Schedule of Investments.............................................        77
  Diversification by State............................................        86
  Statement of Assets and Liabilities.................................        87
  Statement of Operations.............................................        87
  Statements of Changes in Net Assets.................................        88
  Financial Highlights................................................        89

BNY HAMILTON MONEY FUND
  Schedule of Investments.............................................        90
  Statement of Assets and Liabilities.................................        98
  Statement of Operations.............................................        98
  Statements of Changes in Net Assets.................................        99
  Financial Highlights................................................       100

BNY HAMILTON TREASURY MONEY FUND
  Schedule of Investments.............................................       103
  Statement of Assets and Liabilities.................................       105
  Statement of Operations.............................................       105
  Statements of Changes in Net Assets.................................       106
  Financial Highlights................................................       107
NOTES TO FINANCIAL STATEMENTS.........................................       108
REPORT OF INDEPENDENT AUDITORS........................................       117
FEDERAL INCOME TAX INFORMATION........................................       118
DIRECTORS AND OFFICERS................................................       119

[LOGO]  BNY HAMILTON EQUITY INCOME FUND
AN INTERVIEW WITH ROBERT G. KNOTT, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR EQUITY INCOME FUNDS IN 1998?
A. After climbing through the first half of the year largely on the strength of a relatively few large-capitalization growth stocks, the market tumbled in the third quarter on both domestic and international news. Lower corporate profits and expectations of slower growth in the U.S. and continuing financial woes in Asia, Russia and Latin America sent the S&P
   500-Registered Trademark- Index spiraling downward as fears of a global recession rocked investor confidence. The Federal Reserve Board stepped in to calm the markets with a long-awaited series of interest rate reductions beginning in September. The market rebounded quickly and decisively, ending the year with the strongest fourth quarter returns in twenty years.
       While large-cap stocks led, some sectors traditionally associated with income-producing equities faced difficulties that caused them to lag the overall market. For example, oil and energy-related stocks suffered from declining oil prices caused in part by reduced demand from Asian manufacturing companies. Stocks in the real estate investment trust (REIT) sector also lagged as financing virtually dried up and investors became concerned over the prospects for the real estate market.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM IN 1998?
A. 1998 was a rewarding year for investors. The Fund returned 13.18% and 12.82% for Institutional and Investor Class Shares for the one-year period ended 12/31/98, respectively(1). The Fund outperformed the Lipper Equity Income Fund Index(2), which returned 11.78% for the same period. The Fund trailed the S&P 500-Registered Trademark- Index(3), which returned 28.75% for the period.

Q. WHAT STRATEGIES ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE?
A. Several factors contributed to the Fund's outperformance over other equity income funds during the year. First, we were aided by our focus on high-quality, large capitalization, dividend-paying stocks. These stocks once again led the market and provided a powerful boost to the Fund's performance. We also benefited from our stake in utilities--one of the market's better performers during 1998. Utility stocks, which tend to provide relatively high dividend yields, typically get a boost from falling interest rates, a factor that helped the group to outperform the overall market. The decision in August to lighten our exposure to the financial services was timely given fears that unexpected losses resulting from loans to hedge funds would adversely impact companies in this sector. We also trimmed back our exposure to consumer stocks in the third quarter as valuations became stretched and concerns mounted that financial turmoil overseas might negatively impact growth prospects for U.S. companies.

Q. WHICH OF THE FUND'S HOLDINGS WERE THE BEST PERFORMERS?
A. Lucent Technologies, a telecommunications equipment giant, was the Fund's best performer in 1998, jumping 175% for the year as a result of explosive growth in the technology sector. Other stocks that contributed significantly to the Fund's performance were MCI WorldCom, up 137%; American Power Conversion, up 105%; CVS, up 72%; Pfizer, up 69%, and Xerox, which increased in value 62% in 1998.

Q. WHAT DO YOU FORESEE FOR 1999?
A. As we enter the new year, stocks are at record highs. In our opinion, income-producing stocks provide investors with an attractive way to participate in stock market gains, while at the same time offering a measure of downside protection in the event that equities suffer a setback.

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       We believe the Fund is well positioned to take advantage of opportunities in the market. However, as last year once again proved, investor sentiment can turn quickly at the hint of bad news, including the prospect of disappointing corporate profits. Given the degree of economic and political uncertainty in the world, we plan to increase the defensive position of the portfolio slightly by seeking to expand the Fund's exposure to convertible issues across various sectors of the economy.

                                                                 INSTITUTIONAL SHARES
                                                           --------------------------------
                                                            CUMULATIVE     AVERAGE ANNUAL
                         PERIOD                            TOTAL RETURN     TOTAL RETURN
---------------------------------------------------------  -------------  -----------------
1 Year...................................................       13.18%           13.18%
5 Years(4)...............................................      109.12%           15.89%
Since Inception (8/10/92)(4).............................      147.82%           15.24%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                BNY HAMILTON EQUITY

                Income Fund Institutional                        Lipper Equity Income Fund
                                   Shares    S&P 500 Index                           Index
08/10/92                       $10,000.00       $10,000.00                      $10,000.00
07/31/93                           11,465           10,868                          11,370
07/31/94                           11,565           11,434                          11,935
07/31/95                           13,555           14,416                          13,944
07/31/96                           15,282           16,805                          15,858
07/31/97                           20,988           25,546                          22,093
07/31/98                           23,902           30,489                          24,571
12/31/98                           24,782           33,700                          25,721

THE S&P 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS AND CANNOT BE INVESTED IN DIRECTLY. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR COMPARATIVE PURPOSES, THE INDEX'S JULY 31, 1992 VALUE IS USED AS THE AUGUST 10, 1992 VALUE.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COSTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares. The inception date for the Equity Income Fund Investor Shares was 8/10/92.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., 1998.
(3) The S&P 500 is considered representative of the broad U.S market of large-capitalization stocks.
(4) Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, cumulative total return and average annual total return for 5 years and since inception would have been lower.

[LOGO]  BNY HAMILTON LARGE CAP GROWTH FUND
AN INTERVIEW WITH CHARLES GOODFELLOW, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR LARGE-CAP STOCKS IN 1998?
A. The market for large capitalization stocks posted its fourth consecutive annual gain in excess of 20% in 1998, against a backdrop of solid U.S. corporate earnings growth, extraordinarily tame inflation and falling interest rates. Still, the year was marked by periods of extreme volatility, particularly in the third quarter. In August, concerns over financial instability in Asia, Russia and Latin America coupled with fears of a liquidity crunch created by the collapse of Long Term Capital Management, a high profile hedge fund, moved the S&P 500-Registered Trademark- in a major market correction.
       The U.S. stock market quickly roared back in the fourth quarter and investor confidence returned, buoyed by better-than-expected U.S. corporate earnings reports and a long-awaited series of interest rate reductions by the Federal Reserve Board. The year ended with the strongest fourth quarter returns in twenty years for most major U.S. large-cap equity indices and staggering gains in many of the technology-related stocks.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM IN 1998?
A. 1998 was a very good year. The Fund returned 23.49% and 23.26% for Institutional and Investor Class Shares for the one-year period ended 12/31/98, respectively.(1) The Fund significantly outperformed the Lipper Growth and Income Fund Index(2), which returned 13.58% for the same period and trailed the S&P 500-Registered Trademark-Index's(3) 28.75% return over the same period.

Q. WHAT STRATEGIES ACCOUNTED FOR THE FUND'S PERFORMANCE?
A. One of the most significant decisions we made for the Fund was to stay fully invested throughout the market's ups and downs. This enabled us to snap back along with the market after each dip, taking advantage of lower stock prices when the market corrected and rising prices as the market sharply advanced toward the end of 1998. The Fund's relative performance was helped by our decision to increase our technology holdings and to emphasize selected financial services stocks, which outperformed the market in the wake of lower interest rates and continuing consolidation within the industry.

Q. WHAT RISKS DO YOU SEE GOING FORWARD?
A. It is likely that financial instability in markets around the world will continue to be a concern. We will remain on the lookout for the impact that this may have on the U.S. financial markets and individual company earnings. We manage market risk for the Fund through careful portfolio diversification and by monitoring valuations in an effort to avoid paying too much for any individual holding. Earnings risk is managed through fundamental research, as we closely monitor earnings prospects for each of our holdings through direct contact with each company and outside analysts.

Q. WHAT DO YOU FORESEE FOR 1999?
A. We anticipate that inflation will remain subdued for the foreseeable future. In our opinion, the Federal Reserve Board has room to drop interest rates further, particularly if international financial problems cause U.S. economic growth to slow. We believe corporate profits should grow at a modest rate and we expect that the very positive inflow of funds into stocks will continue. Amid expectations that large capitalization growth stocks will

[LOGO]
   continue to propel the market higher, we will remain focused on industry leaders in the Technology, Communications Services and Health Care sectors. Any slowdown in the economy will cause us to re-evaluate our outlook with respect to Consumer Staples and Consumer Cyclicals.

                                                                 INSTITUTIONAL SHARES
                                                           --------------------------------
                                                            CUMULATIVE     AVERAGE ANNUAL
                         PERIOD                            TOTAL RETURN     TOTAL RETURN
---------------------------------------------------------  -------------  -----------------
1 Year...................................................       23.49%           23.49%
5 Years..................................................      159.76%           21.02%
10 Years.................................................      396.96%           17.38%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               BNY HAMILTON LARGE CAP

                Growth Fund Institutional
                                   Shares    S&P 500 Index  Lipper Growth & Income Fund Index
12/31/88                          $10,000          $10,000                            $10,000
12/31/89                          $13,021          $13,151                            $12,374
12/31/90                          $12,642          $12,733                            $11,632
12/31/91                          $16,557          $16,624                            $14,860
12/31/92                          $17,345          $17,901                            $16,292
12/31/93                          $19,132          $19,691                            $18,675
12/31/94                          $18,754          $19,951                            $18,597
12/31/95                          $24,699          $27,426                            $24,395
12/31/96                          $30,669          $33,754                            $29,443
12/31/97                          $40,242          $44,976                            $37,379
12/31/98                          $52,229          $57,910                            $42,456

THE S&P 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS AND CANNOT BE INVESTED IN DIRECTLY. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COSTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/88 and prior to the Fund's commencement of operations on 4/1/97, adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The adviser has agreed to assume a portion of the expenses of this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., 1998. This Fund was previously compared to the Lipper Growth Fund Index. Going forward, it will be compared to the Lipper Growth & Income Fund Index. This change is being made to more accurately reflect the typical composition of the Fund's portfolio. The value of a $10,000 investment in the Lipper Growth Fund Index at 12/31/88 would be $48,914 at 12/31/98.
(3) The S&P 500 is considered representative of the broad U.S market of large-capitalization stocks.

[LOGO]  BNY HAMILTON SMALL CAP GROWTH FUND*
AN INTERVIEW WITH JOHN LUI, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR SMALL-CAP STOCKS IN 1998?
A. 1998 continued to be a challenging year for small-capitalization stocks. Concerns over the impact on the U.S. economy of financial instability in Asia, Russia and Latin America and a renewed focus on slower growth in U.S. corporate earnings contributed to market volatility during the second and third quarters and caused investors to favor large-capitalization, blue-chip companies.
       After a major market correction that rocked all of the markets in August, the Federal Reserve Board stepped in to calm investor fears by lowering interest rates in a series of three rapid reductions of 0.25% each, beginning in September. Investor confidence returned and the equity markets bounced back strongly. Small-cap stocks finished the year in an explosive rally that was fueled primarily by a surge in technology, healthcare and consumer related stocks. Overall, however, the market's stunning rebound was not enough to pull the Russell 2000 Index into positive territory for the year.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM IN 1998?
A. The Fund performed very well in light of the market for small cap stocks. For the one-year period ended December 31, 1998, the Fund delivered a total return of 7.89% for Institutional Shares and 7.55% for Investor Shares(1). That placed the Fund significantly ahead of its benchmarks, the Russell 2000 Index(2) and the Lipper Small-Cap Fund Index(3), which declined in value -2.54% and -0.85% over the same period, respectively.

Q. WHAT STRATEGIES DID YOU USE TO ACHIEVE THIS PERFORMANCE?
A. Our strategy is to invest in small companies that are growing faster than their peers and whose long-term growth rate we believe is being underestimated. As a result, we focus on what we call
   "mini-gorillas"--companies that are best-in-their-niche and offer predictable, sustainable earnings growth. This emphasis helped us to weather extreme market volatility during the third quarter and allowed us to significantly outperform both of our benchmarks for the year.

Q. HOW DID THE FUND'S PORTFOLIO COMPOSITION CHANGE DURING THE YEAR?
A. Throughout the year, we de-emphasized component manufacturers in our technology exposure due to our concerns over pricing and profit margin issues. Instead we focused our holdings on software developers and companies that make entire electronic systems, as their business fundamentals actually benefit from lower component pricing.
       We added extensively to our healthcare positions, particularly to companies that are entering profit up cycles as a result of new product launches. In addition, we maintained our historic overweighting in the consumer sector, where we have found a lot of our "mini-gorillas." This positioning helped the Fund to weather the steep drop in small caps from April to October and greatly contributed to the outperformance for the year relative to the Russell 2000 and the Lipper Small-Cap Index.

Q. WHAT DO YOU FORESEE FOR 1999?
A. 1998 was the fifth straight year that large-cap stocks outperformed small-caps. Over the last 70 years, the average cycle for small-cap underperformance has averaged six years, which means a resurgence in small cap stocks may be sooner rather than later.
       Some of the signs for a turnaround in the small cap market are already in place. Valuations are at low levels relative to large-cap stocks, just as they were in late 1990 when we saw the start of the last "up" cycle for small caps. For the past five quarters, small-cap companies have delivered higher earnings growth than large-caps,

[LOGO]
   which is another positive sign. In our opinion, it is just a matter of time until investors start looking beyond large, blue-chip companies to small-cap companies for attractive growth potential. In the meantime, given the strong earnings profile of our holdings and their attractive valuations, we remain confident that the Fund is well positioned to outperform in the coming months.

                                                                 INSTITUTIONAL SHARES
                                                           --------------------------------
                                                            CUMULATIVE     AVERAGE ANNUAL
                         PERIOD                            TOTAL RETURN     TOTAL RETURN
---------------------------------------------------------  -------------  -----------------
1 Year...................................................        7.89%            7.89%
5 Years..................................................       84.87%           13.07%
Since Inception (12/31/90)...............................      255.44%           17.17%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               BNY HAMILTON SMALL CAP

                Growth Fund Institutional       Russell 2000
                                   Shares              Index  Lipper Small Cap Fund Index
12/31/90                          $10,000            $10,000                      $10,000
12/31/91                          $15,245            $14,603                      $14,850
12/31/92                          $16,141            $17,293                      $16,510
12/31/93                          $19,227            $20,561                      $19,300
12/31/94                          $19,163            $20,186                      $19,206
12/31/95                          $23,172            $25,928                      $25,279
12/31/96                          $30,117            $30,208                      $28,912
12/31/97                          $32,944            $36,966                      $33,264
12/31/98                          $35,544            $36,022                      $32,976

THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS, AND CANNOT BE INVESTED IN DIRECTLY. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES.
* Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COSTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/90 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) The Russell 2000 Index is considered representative of the broad U.S market of small-capitalization stocks.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., 1998.

[LOGO]  BNY HAMILTON INTERNATIONAL EQUITY FUND*
AN INTERVIEW WITH MARY CLARE BLAND, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR INTERNATIONAL STOCKS IN 1998?
A. 1998 was marked by periods of extreme volatility in the global markets that were caused by a number of factors including continued economic distress in Asia, Russia's domestic debt default, and mounting financial instability in Latin America. Nonetheless, 15 out of 20 markets in the EAFE Index had positive performance for the year and five EAFE markets boasted double-digit gains.
       Markets around the globe fell sharply in the third quarter, with the EAFE Index dropping 12.5% for the month of August. However, optimism returned quickly in September. Historic changes relating to the European Monetary Union, including a surge in corporate restructuring, merger and acquisition activity, privatization of government-run businesses and ongoing efforts to forge economic alliances across national borders, helped to push markets higher in the region. By year-end, European equity markets as a whole rose 28.5% in U.S. dollar terms. Asian markets also finished the year higher. The notable exception was Japan, which faltered after a brief rally to end the year as the worst performing EAFE market in December.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM IN 1998?
A. The BNY Hamilton International Equity Fund performed extremely well in 1998, and beat both of its benchmarks. The Fund posted a total return of 20.84% for Institutional Shares and 20.61% for Investor Shares.(1) The MSCI EAFE Index(2) returned 20.33% for the year and the Lipper International Fund Index(3) posted a 12.66% gain.

Q. WHAT STRATEGIES DID YOU USE TO ACHIEVE THIS PERFORMANCE?
A. Stock selection is key to our investment strategy and it played an important role in the Fund's success in 1998. For example, our decision to sell a number of Asian and Japanese securities helped to boost the Fund's performance vis-a-vis its benchmarks when these stocks lagged as a result of financial instability in their markets.
       The Fund also benefited substantially from our decision to overweight its positions in Europe. As European firms prepared for the onslaught of competition that is coming as the region transitions to a single currency, many of them initiated significant restructuring programs. This helped stock markets across much of Europe during 1998. The Fund took advantage of these forces by investing in companies such as Siemens, a major restructuring story.

Q. WHAT WERE SOME OF YOUR MOST SIGNIFICANT PURCHASES THIS YEAR?
A. The Fund purchased a number of Italian banking stocks in 1998, a timely decision since the Italian financial system is in the midst of a major restructuring. By purchasing these issues, we are hoping to capitalize on the competitive advantages and expanding profits these companies will hopefully bring.

Q. WHAT WERE SOME OF THE FUND'S BEST PERFORMING STOCKS IN 1998?
A. Nokia and Vodafone, European wireless companies, were two of the best performing stocks during 1998. Both are core portfolio holdings. Vodaphone, which has consistently been one of our top 10 holdings, posted a 122% return for the year. Nokia's performance was even more striking, returning a staggering 216% for 1998.

Q. WHAT DO YOU FORESEE FOR 1999?
A. We remain positive about the European equity markets, especially as strong consumer confidence, lower interest rates, favorable inflation prospects and the recent introduction of the new European currency, the Euro, all bode well for continued growth in that region.
       In Asia, investors are gradually edging back into the equity markets, a positive that may further signal the region's recovery. We do not see much light at the end of the tunnel for Japan, however. Despite a great deal of talk, little progress has been made on banking reform and the Japanese government has not taken strong enough

[LOGO]
   measures to stimulate the economy. These factors, combined with a strong yen, make meaningful recovery in the Japanese economy unlikely in the near future.
       In Latin America, the recent floatation of the Brazilian real has local markets on edge. We plan to eliminate our small exposure to Latin America, a move we consider prudent given the expected recession in Brazil.

                                                             INSTITUTIONAL SHARES
                                                   ----------------------------------------
                                                     CUMULATIVE TOTAL      AVERAGE ANNUAL
                     PERIOD                               RETURN            TOTAL RETURN
-------------------------------------------------  ---------------------  -----------------
1 Year...........................................           20.84%               20.84%
Since Inception (4/1/97).........................           29.17%               15.72%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                         LIPPER EQUITY
            BNY HAMILTON INTERNATIONAL                                   INTERNATIONAL

               Equity Fund Institutional
                                  Shares    MSCI EAFE Gross Index                 Fund Index
4/1/97                           $10,000                  $10,000                    $10,000
6/30/97                           11,330                   11,306                     11,119
9/30/97                           11,550                   11,233                     11,329
12/31/97                          10,690                   10,359                     10,464
3/31/98                           12,170                   11,891                     12,022
6/30/98                           12,460                   12,025                     12,125
9/30/98                           10,790                   10,324                     10,212
12/31/98                          12,917                   12,466                     11,794

THE MSCI EAFE GROSS INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE INTERNATIONAL EQUITY MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES.
*    International investing involves increased risk and volatility.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COSTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The inception date for the International Equity Fund Institutional Shares was 4/1/97. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) The MSCI EAFE Index is considered representative of the equity markets in Europe, Australia, Asia and the Far East.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., 1998.

[LOGO]  BNY HAMILTON INTERMEDIATE GOVERNMENT FUND
AN INTERVIEW WITH WILLIAM BAIRD, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR U.S. GOVERNMENT BONDS IN 1998?
A. Solid economic growth combined with low inflation in the first half of 1998, allowing the Federal Reserve Board to keep the Federal Funds rate steady at 5.5%. This helped support the U.S. bond market's strong performance. However, optimism turned to worry in early summer as concerns mounted that economic woes in Asia, Russia and Latin America would ultimately stall U.S. economic growth. The bailout by a consortium of Wall Street firms of the highly leveraged hedge fund, Long Term Capital Management, also weighed heavily on investors' minds and confidence.
       In a classic "flight-to-quality," investors flocked to the U.S. bond market virtually ignoring higher-yielding but riskier bonds in favor of the perceived safety of U.S. Treasury securities. As fevered demand drove the yield on the benchmark 30-year Treasury bond to historic lows of less than 5%, existing fixed-rate bonds rose in value. Corporate bonds and mortgage-backed securities lagged during this rally as credit quality spreads reached their widest levels in years. The Federal Reserve Board stepped in to calm the markets by lowering interest rates in a series of three rapid bursts of 0.25% each, beginning in September. This helped to ease volatility, allowing the bond market to finish the year with some of its best returns since 1995.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM IN 1998?
A. The Fund returned 7.49% and 7.33% for Institutional Shares and Investor Shares for the one-year period ended December 31, 1998, respectively.(1) In comparison, the Lipper Intermediate U.S. Government Fund Index(2) returned 8.17% and the Lehman Intermediate Government Index(3) returned 8.47% for the same period. The Fund, which emphasizes mortgage-backed securities, significantly outperformed the Lehman Mortgage Index, which returned -6.96% for the year.

Q. WHAT FACTORS ACCOUNTED FOR THE FUND'S PERFORMANCE?
A. The Fund is invested in three specific areas of the Government bond market--U.S. Treasury securities, U.S. agency securities and mortgage-backed securities. The U.S. Treasury market was the star performer for the year, due to the attractiveness of its liquidity and safe-haven status. Neither U.S. agency securities nor mortgage-backed securities could keep pace as Treasury prices rocketed upward in the face of growing concerns over the market's liquidity in the second half of the year. As a result, the yield advantage of agencies and mortgage-backed securities vis-a-vis Treasuries was not enough to compensate for its relatively poor price performance, even as the Federal Reserve lowered interest rates late in the year. Ultimately, this held back Fund performance.

Q. WHAT WERE YOUR PRIMARY STRATEGIES DURING THE PERIOD?
A. The Fund's broad investment strategy during the year was to build and maintain a significant percentage of its holdings in the mortgage sector of the market, which has historically outperformed U.S. Treasuries and other investment-grade fixed income sectors over a market cycle. Specifically, we emphasized CMOs (collateralized mortgage obligations) and lower coupon pass-through securities because we believe these offer better protection against prepayments and typically provide strong price appreciation as longer-term interest rates decline.
       We took advantage of the opportunity that falling prices in mortgage and agency securities provided and added to the Fund's positions. In particular, we purchased a 5% position in a benchmark agency issue and added to the Fund's mortgage holdings in October and November as credit spreads reached their widest positions. Both purchases contributed positively to Fund performance toward the end of the year.

[LOGO]

Q. WHAT DO YOU FORESEE FOR 1999?
A. Our outlook for the government bond market is generally positive. Inflation remains extremely low and economic growth, while not robust, appears to be solid and sustainable. This should set the stage for a moderate-growth, low-inflation environment and a quieting of the U.S. Treasury market. We expect the 10-year Treasury bond to trade in a range of 50 basis points on either side of 4.75% as interest rates continue to fall during the year. We remain confident that the BNY Hamilton Intermediate Government Fund is well positioned to benefit in this type of market environment.

                                                                     INSTITUTIONAL SHARES
                                                              ----------------------------------
                                                                CUMULATIVE      AVERAGE ANNUAL
                           PERIOD                              TOTAL RETURN      TOTAL RETURN
------------------------------------------------------------  ---------------  -----------------
1 Year......................................................         7.49%             7.49%
5 Years(4)..................................................        30.88%             5.53%
Since Inception (8/10/92)(4)................................        42.10%             5.65%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                       LEHMAN BROTHERS         LIPPER INTERMEDIATE
                 BNY HAMILTON INTERMEDIATE              INTERMEDIATE                   U.S.

                  Government Fund Institutional
                                         Shares             Government Index   Government Fund Index
8/10/1992                               $10,000                      $10,000                 $10,000
7/31/1993                               $10,679                      $10,818                 $10,867
7/31/1994                               $10,430                      $10,918                 $10,785
7/31/1995                               $11,308                      $11,834                 $11,660
7/31/1996                               $11,831                      $12,450                 $12,194
7/31/1997                               $12,813                      $13,517                 $13,322
7/31/1998                               $13,734                      $14,439                 $14,230
12/31/1998                              $14,210                      $15,092                 $14,828

THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT INDEX IS AN UNMANAGED INDEX GENERALLY CONSIDERED REPRESENTATIVE OF THE U.S. GOVERNMENT INTERMEDIATE-TERM BOND MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR COMPARATIVE PURPOSES, THE INDEX'S JULY 31, 1992 VALUE IS USED AS THE AUGUST 10, 1992 VALUE.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COSTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance for Institutional Shares prior to 4/1/97 is based on the performance of Investor Shares. The adviser has agreed to assume a portion of the expenses of this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., 1998.
(3) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(4) Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, cumulative total return and average annual total return for 5 years and since inception would have been lower.

[LOGO]  BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND
AN INTERVIEW WITH CHRISTOPHER CAPONE, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR INVESTMENT-GRADE BONDS IN 1998?

A. Broad optimism about the domestic economy and the lowest inflation rate in decades helped to support strong U.S. bond market performance and allowed the Federal Reserve Board to keep the Federal Funds rate steady at 5.5% during the first half of 1998. Volatility increased in early summer, however, as concerns grew over financial instability in Asia, Russia and Latin America and the collapse of Long Term Capital Management, a highly leveraged hedge fund, weighed heavily on investors' minds and confidence.
       In a classic "flight-to-quality," investors flocked to the safety of U.S. Treasury securities. As demand drove the yield on the benchmark 30-year Treasury Bond to historic lows, credit spreads increased to their widest levels since the last recession. The Federal Reserve Board stepped in to calm the markets by lowering interest rates in a series of three rapid bursts of 0.25% each, beginning in September. Although this helped to ease volatility, an oversupply in corporate securities made the corporate bond market difficult, particularly in the third and fourth quarters.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM IN 1998?

A. The Fund performed very well in 1998, providing a total return of 8.56% for Institutional Shares and 8.22% for Investor Shares(1). These results were competitive when compared with 7.87% for the Lipper Intermediate Investment-Grade Fund Index(2) and 8.42% for the Lehman Brothers Intermediate Government/Corporate Bond Index(3).

Q. WHAT ACCOUNTED FOR THE FUND'S OUTPERFORMANCE?

A. The Fund's focus on quality issuers was a definite boon to performance during 1998, especially during the market volatility in the third and fourth quarters. As yield spreads widened and prices became more attractive, our decision to opportunistically add high-quality names to the portfolio also contributed to the Fund's outperformance relative to its benchmarks. Finally, our decision to maintain the portfolio's duration in a narrow range, using the yield curve and sector allocation as our main portfolio tools proved timely, particularly given our expectation that the Federal Reserve would ease rates.

Q. WHAT WERE SOME OF THE MOST SIGNIFICANT PURCHASES DURING THE YEAR?

A. Time Warner and Lehman Brothers were two high-yielding investment-grade issues that helped to boost Fund performance during 1998. The widening credit spreads between corporate issues and government securities during the summer provided us with an opportunity to add to the Fund attractive securities such as these at distressed prices.
       Our decision to increase the level of Treasuries also helped the Fund to significantly outperform its peer group and was timely, particularly given the run-up in Treasury prices that occurred in the third and fourth quarters.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

A. The global economic crisis continues to loom and with it concerns that there will be another credit crisis in the corporate market. As a result, we expect to continue our core strategies going forward: continue to focus on

[LOGO]
   high quality corporate issues and possibly accelerate these purchases should financial instability overseas worsen and negatively impact U.S. economic growth. We will look for opportunities to lengthen the Fund's duration now that credit spreads have become more compressed.

                                                                 INSTITUTIONAL SHARES
                                                           --------------------------------
                                                            CUMULATIVE     AVERAGE ANNUAL
                         PERIOD                            TOTAL RETURN     TOTAL RETURN
---------------------------------------------------------  -------------  -----------------
1 Year...................................................        8.56%            8.56%
5 Years..................................................       34.75%            6.14%
10 Years.................................................      113.13%            7.86%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                    LEHMAN BROTHERS            LIPPER INTERMEDIATE
               BNY HAMILTON INTERMEDIATE             INTERMEDIATE                   INVESTMENT

              Investment Grade Institutional
                                      Shares              Govt/Corp Index                   Grade Index
12/31/88                             $10,000                      $10,000                       $10,000
12/31/89                             $11,374                      $11,277                       $11,129
12/31/90                             $11,826                      $12,309                       $11,789
12/31/91                             $13,586                      $14,107                       $13,695
12/31/92                             $14,429                      $15,119                       $14,680
12/31/93                             $15,817                      $16,446                       $16,146
12/31/94                             $15,017                      $16,129                       $15,626
12/31/95                             $17,823                      $18,597                       $18,302
12/31/96                             $18,147                      $19,351                       $18,884
12/31/97                             $19,632                      $20,874                       $20,482
12/31/98                             $22,606                      $22,631                       $22,070

THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT CORPORATE INDEX IS AN UNMANAGED INDEX GENERALLY CONSIDERED REPRESENTATIVE OF THE INTERMEDIATE-TERM BOND MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COSTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/88 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., 1998.
(3) Lehman Brothers indexes represent broad market averages for fixed-income securities.

(a)Lipper Analytical Services began tracking this index on December 30, 1988. For comparative purposes, the starting point for this index is January 31, 1989, which represents its first full month of data. The starting value is the value of the Intermediate Investment Grade's Institutional Shares at January 31, 1989, which was $10,141. (This value reflects the value of a $10,000 investment in the Intermediate Investment Grade Fund at December 31,
   1988).

[LOGO]  BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND
AN INTERVIEW WITH COLLEEN FREY, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR MUNICIPAL BONDS IN
   1998?

A. Technical factors, including a flood of new issues, contributed to the municipal market's performance during the year. Fueled by the lowest interest rates in nearly 25 years, new issue volume reached $284 billion, the second highest level since 1993's record-setting $292 billion. In contrast to 1993, however, new money issuance, rather than refunding issuance, represented more than half of the funds raised in the market.
       Also influencing the municipal market was investors' tempered appetite for municipal bonds, as low yields created sticker shock against a backdrop of the draw of double-digit returns in the equity market. Credit quality of municipal issuers continued to improve for the third year in a row. During 1998, the major rating agencies again reported more upgrades than downgrades in most sectors of the market, with the exception of the healthcare sector.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. Competitively. The Fund's total returns were 5.30% for Institutional Shares and 5.04% for Investor Shares for the one-year period ended December 31, 1998.(1) This is in line with the Lehman Brothers Five-Year General Obligation Municipal Bond Index(2), which returned 5.85%, and the Lipper NY Intermediate Municipal Debt Fund Average(3), which returned 5.62% for the same period. The majority of the Fund's total return came from tax-exempt interest generated by the Fund's investments, with modest capital appreciation making up the balance.

Q. WHAT WERE YOUR PRIMARY STRATEGIES DURING THE PERIOD?

A. Based on our positive outlook for the fixed-income markets, we concentrated our purchases in the 6-12 year maturity range. Cash needed to cover these purchases and other cash requirements was raised in the 2-5 year range. When rates dropped to unsustainably low levels in early October, we took the opportunity to take profits. At year end, the Fund's average maturity was 6.1 years.
       Yield spreads between quality sectors have been narrow for some time now. Investments throughout the year have favored higher-rated issues. At year-end, AAA- and AA-rated issues represented 58.2% of bonds in the Fund, up from 55.8% in the previous year. The Baa/BBB+ category declined to 16.2% from 19.1%.
       We continue to overweight the Fund's allocation of revenue bonds vis-a-vis general obligation bonds. This decision was based upon the fact that revenue bonds generally provide a higher yield than G.O.'s and represent a greater proportion of new issue volume and overall outstanding municipal bond debt.

Q. WHAT DO YOU FORESEE FOR 1999?

A. Our outlook for continued low inflation and moderate economic growth coupled with high ratios in the municipal market will have us continue the investment strategy followed in 1998. We expect credit quality of municipal bond issuers will remain strong in the year ahead, barring an economic downturn or political pressures to spend accumulated reserves.

[LOGO]

                                                                  INSTITUTIONAL SHARES
                                                           ----------------------------------
                                                             CUMULATIVE      AVERAGE ANNUAL
                         PERIOD                             TOTAL RETURN      TOTAL RETURN
---------------------------------------------------------  ---------------  -----------------
1 Year...................................................         5.30%             5.30%
5 Years(4)...............................................        24.97%             4.56%
Since Inception (8/10/92)(4).............................        36.55%             4.99%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                            LEHMAN BROTHERS FIVE YEAR           LIPPER NEW YORK
                     BNY HAMILTON INTERMEDIATE                       GENERAL                     INTERMEDIATE

                 New York Tax-Exempt Fund Institutional
                                                 Shares  Obligation Municipal Bond Index  Municipal Debt Fund Average
8/10/1992                                       $10,000                          $10,000                      $10,000
7/31/1993                                       $10,549                          $10,657                      $10,715
7/31/1994                                       $10,769                          $10,927                      $10,935
7/31/1995                                       $11,426                          $11,752                      $11,628
7/31/1996                                       $11,898                          $12,296                      $12,158
7/31/1997                                       $12,707                          $13,215                      $13,117
7/31/1998                                       $13,248                          $13,854                      $13,685
12/31/1998                                      $13,655                          $14,297                      $14,155

THE LEHMAN BROTHERS FIVE YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX GENERALLY CONSIDERED REPRESENTATIVE OF THE INTERMEDIATE STATE GENERAL OBLIGATION MUNICIPAL BOND MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. SOME INVESTORS MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX AND/OR STATE AND LOCAL TAXES. FOR COMPARATIVE PURPOSES, THE INDEX'S JULY 31, 1992 VALUE IS USED AS THE AUGUST 10, 1992 VALUE.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COSTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance for Institutional Shares of the Fund prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares. The inception date for Investor Shares of the Fund was 8/10/92. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(3) Lipper averages are composites based on non-weighted average of all funds and classes within the investment objective. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., 1998.
(4) Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, cumulative total return and average annual total return for 5 years and since inception would have been lower.

[LOGO]  BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND
AN INTERVIEW WITH JEFFREY NOSS, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR MUNICIPAL BONDS IN
   1998?

A. During 1998, the municipal bond market benefited from an environment characterized by low unemployment, low inflation and declining interest rates. As many municipalities seized the opportunity to refinance older, higher-coupon debt and others used increased tax revenues (resulting from relatively low unemployment and higher personal income rates) to initiate new capital projects, the municipal market swelled with a significant number of new issues. The resulting heavy supply served to keep municipal prices relatively stable even though Treasury yields declined.
       When U.S. Treasury yields fell to their lowest levels in decades during the third quarter, municipal bond yields also declined, but not nearly as much. The narrowing spread between municipals and Treasuries provided an attractive opportunity for taxable investors to benefit on an after-tax basis. By year-end, intermediate-term AAA municipal securities provided tax-exempt yields that were 88% of their Treasury counterparts' taxable yields.
       As has been the case in recent years, a significant number of new issues carried insurance or were rated AAA. This provided few opportunities to benefit from quality differences in 1998. In fact, as credit rating spreads narrowed and the yield curve remained relatively flat, the market favored lower quality bonds, which provided stronger price performance vis-a-vis higher quality issues.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. Competitively. The Fund's total returns for 1998 were 5.37% for Institutional Shares and 4.95% for Investor Shares.(1) This compares to 5.85% for the Lehman Brothers Five-Year General Obligation Municipal Bond Index(2). The Fund's other benchmark, the Lipper Intermediate Municipal Bond Index(3), returned 5.62% for the period. The Fund's performance placed it in the middle quartile of Lipper's Intermediate Municipal universe.

Q. WHAT WERE YOUR PRIMARY STRATEGIES DURING THE PERIOD?

A. In anticipation of lower interest rates, we extended the Fund's duration slightly to take advantage of a steepening yield curve. This decision helped our relative performance, particularly when the Federal Reserve Board lowered interest rates in a series of three rapid moves of 0.25% each beginning in September. We also increased the Fund's non-callable holdings and swapped out of short call and escrowed/pre-refunded paper, which helped improve price performance for the Fund as interest rates fell in the third and fourth quarters.
       We also boosted the Fund's weighting in Baa-1 rated bonds. These lower quality investment-grade bonds offered performance advantages that helped improve our competitive position in relation to our peer group.

Q. WHAT DO YOU FORESEE FOR 1999?

A. With municipal bond yields trading at relatively high percentages to comparable maturity Treasury securities, municipal bonds offer unparalleled value within the context of other fixed-income alternatives. Given this and expectations for sustained economic growth, we remain positive in our outlook for the municipal bond market in 1999.

[LOGO]

       We plan to maintain the Fund's duration and maturity structure, extending it only on signs of market weakness. We will continue to position the Fund among the leaders in its peer group in terms of credit quality and issuer diversity.

                                                                  INSTITUTIONAL SHARES
                                                           ----------------------------------
                                                             CUMULATIVE      AVERAGE ANNUAL
                         PERIOD                             TOTAL RETURN      TOTAL RETURN
---------------------------------------------------------  ---------------  -----------------
1 Year...................................................         5.37%             5.37%
5 Years..................................................        24.51%             4.48%
10 Years.................................................        84.58%             6.32%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                         LIPPER INTERMEDIATE
               BNY HAMILTON INTERMEDIATE            LEHMAN BROTHERS FIVE YEAR                 MUNICIPAL

               Tax-Exempt Fund Institutional      General Obligation Municipal Bond
                                      Shares                                  Index                   Fund Index
12/31/88                             $10,000                                $10,000                      $10,000
12/31/89                             $10,978                                $10,872                      $10,855
12/31/90                             $11,638                                $11,661                      $11,582
12/31/91                             $12,771                                $12,975                      $12,839
12/31/92                             $13,669                                $13,938                      $13,827
12/31/93                             $14,825                                $15,130                      $15,200
12/31/94                             $14,288                                $14,920                      $14,665
12/31/95                             $15,924                                $16,655                      $16,553
12/31/96                             $16,511                                $17,425                      $17,166
12/31/97                             $17,516                                $18,555                      $18,381
12/31/98                             $19,298                                $19,639                      $19,394

THE LEHMAN BROTHERS FIVE YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX GENERALLY CONSIDERED REPRESENTATIVE OF THE INTERMEDIATE STATE GENERAL OBLIGATION MUNICIPAL BOND MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. SOME INVESTORS MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX AND/OR STATE AND LOCAL TAXES.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COSTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/88 and prior to the Fund's commencement of operations on 4/1/97, adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.
(2) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., 1998.

[LOGO]  BNY HAMILTON MONEY FUND
AN INTERVIEW WITH RICHARD KLINGMAN, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE MONEY MARKETS IN 1998?
A. The combination of a strong economy and low inflation allowed the Federal Reserve Board to keep interest rates unchanged at 5.5% through the first half of the year. However, as economic uncertainty in Asia, Russia and Latin America grew in the second and third quarters, the expected drag on the US economy due to these global factors set the stage for lower rate expectations. Also, the collapse of Long Term Capital Management, a major leveraged hedge fund, added to concerns about a liquidity crunch and quality-conscious investors moved significant dollars into the short-term market, moving money market yields, particularly for high quality issuers, lower. Investor confidence improved when the Federal Reserve Board lowered interest rates in an effort to defend the US economy from the global slowdown in a series of three rapid moves of 0.25% each beginning in September.

Q. GIVEN THIS CONTEXT, HOW DID THE BNY HAMILTON MONEY FUND PERFORM IN 1998?
A. Hamilton Shares of the Fund posted a total return of 5.41%; Hamilton Premier Shares, 5.14%; and Hamilton Classic Shares, 4.81%.(1) The seven-day current and 30-day effective yields for the period ended December 31, 1998 were 4.95% and 4.91%, respectively for Hamilton Shares, 4.70% and 4.66% for Hamilton Premier Shares and 4.39% and 4.36% for Hamilton Classic Shares.(2) During the period, the Fund's assets grew significantly, rising 43% from roughly $1.7 billion to more than $2.5 billion.

Q. WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE?
A. In a difficult investment environment, we continued to seek a broad range of securities that helped to support the stability and return of the Fund. We handled the global credit crunch and decline in interest rates by maintaining a steady course of buying high-quality securities. As U.S. Treasury prices soared in response to increased demand, we broadened our investment activity into high-quality CDs and corporate exposures. This emphasis on quality helped earn the Fund both an AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investor Services. These ratings signify that the Fund's safety is excellent and that it has superior capacity to maintain its $1.00 net asset value per share. Of course, there is no guarantee that it will do so.

Q. HOW WAS THE FUND WEIGHTED?
A. Our goal is to provide high current income while preserving investors' capital and maintaining a very high level of liquidity. As a result, the Fund remained broadly diversified with exposure to various fixed- and variable-rate money market securities, including top-rated commercial paper (41%), bank and corporate obligations (22%), repurchase agreements (27%) and U.S. government and agency securities (10%).

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?
A. Throughout 1998, inflation remained low and economic growth continued at a solid pace. We expect this scenario to continue into early 1999, although both economic growth and corporate earnings may weaken later in the year. The global economic crisis is ongoing. All of this should provide a favorable environment for the money markets, particularly higher quality issues.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) YIELDS WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND STRIVES TO MAINTAIN THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

[LOGO]  BNY HAMILTON TREASURY MONEY FUND
AN INTERVIEW WITH RICHARD KLINGMAN, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED TREASURY SECURITIES IN 1998?
A. During the year, continuing economic uncertainty in Asia, Russia's domestic debt default and currency problems in Latin America, led to strong performance by U.S. Government securities, long considered the safest in the world. As investors flocked to the relative safe haven of U.S. Treasuries, demand drove prices higher and yields lower. This resulted in a powerful third quarter rally in Treasuries, which helped push the entire Treasury yield curve down to near 5% or below, the lowest levels in decades.
       In an effort to calm the markets, the Federal Reserve Board stepped in to lower interest rates in a series of three rapid moves of 0.25% each from September 29th through November 17th. Overall, the 2 to 30-year U.S. Treasury yield curve steepened by 0.28% over the twelve months ended December 31, 1998.

Q. GIVEN THIS CONTEXT, HOW DID THE BNY HAMILTON TREASURY MONEY FUND PERFORM IN 1998?
A. For the year ended December 31, 1998, Hamilton Shares posted a total return of 5.25% and Hamilton Premier Shares gained a total of 4.99%.(1) The seven-day current and 30-day effective yields for the Hamilton Shares at December 31, 1998 were 4.64% and 4.61%, respectively. For Hamilton Premier Shares, they equaled 4.39% and 4.36%, respectively.(2) During the period, the Fund's assets grew significantly, up 146% from $293 million to $722 million.

Q. WHAT ARE YOUR GOALS IN MANAGING THE FUND?
A. The BNY Hamilton Treasury Money Fund is designed to provide the potential for high current income while preserving investors' capital and maintaining a very high level of liquidity. As a result, the Fund invests solely in securities issued or collateralized by U.S. Treasury obligations.
       Our emphasis on quality has earned the Fund an AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investors Service, Inc. These ratings signify that the Fund's safety is excellent and that it has superior capacity to maintain its $1.00 net asset value per share. Of course, there is no guarantee that it will do so.

Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THE YEAR?
A. 1998 was the second year of the Fund's operation and the growing stability of its asset base allowed us the flexibility to extend the weighted average maturity of the portfolio from 17 to 37 days. As such, we increased the Fund's weighting in U.S. Treasury Notes from 4% to 18% and decreased the allocation of shorter-term U.S. Treasury Bills from 8% to 2%. We also decreased the weighting of repurchase agreements backed by U.S. Treasury securities from 88% to 80%. This positioning helped increase the yield and moderated some of the yield fluctuation in the Fund.

Q. WHAT IS YOUR OUTLOOK FOR 1999?
A. Throughout 1998, inflation remained low and economic growth continued at a solid pace. We expect this scenario to continue into early 1999, although both economic growth and corporate earnings may weaken later in the year. The global economic crisis is ongoing. All of this should provide a favorable environment for high-quality, highly liquid securities such as U.S. Treasury securities.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE ADVISOR AGREED TO ASSUME A PORTION OF THE EXPENSES FOR THIS FUND UNTIL JUNE 30, 1998. HAD EXPENSES NOT BEEN ASSUMED, TOTAL RETURN WOULD HAVE BEEN LOWER.
(2) YIELDS WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND STRIVES TO MAINTAIN THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

        BNY HAMILTON EQUITY INCOME FUND

        SCHEDULE OF INVESTMENTS

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS--72.2%
              ADVERTISING & MARKETING
              SERVICES--0.4%
     90,000   Infinity Broadcasting Corp., Series A...  $  2,463,750
                                                        ------------
              BANKING--6.0%
    150,000   First Union Corp. ......................     9,121,875
    190,000   Mellon Bank Corp. ......................    13,062,500
    159,900   National City Corp. ....................    11,592,750
                                                        ------------
                                                          33,777,125
                                                        ------------
              BUSINESS EQUIPMENT &
              SERVICES--2.1%
    100,000   Xerox Corp. ............................    11,800,000
                                                        ------------
              CONGLOMERATES--2.2%
    122,200   General Electric Co. ...................    12,472,037
                                                        ------------
              ELECTRONICS--1.1%
   *130,000   American Power Conversion Corp. ........     6,296,875
                                                        ------------
              ENTERTAINMENT--0.6%
   *100,000   Imax Corp. .............................     3,162,500
                                                        ------------
              FINANCIAL SERVICES--DIVERSIFIED--1.2%
    100,000   Merrill Lynch & Co, Inc. ...............     6,675,000
                                                        ------------
              FINANCIAL SERVICES--MORTGAGE COMPANIES--1.9%
    145,000   Federal National Mortgage Association...    10,730,000
                                                        ------------
              FOOD PRODUCTS--2.4%
    260,000   Bestfoods...............................    13,845,000
                                                        ------------

 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              HOUSEHOLD & PERSONAL CARE
              PRODUCTS--3.6%
    117,600   Clorox Co. .............................  $ 13,737,150
     70,000   Procter & Gamble Co. ...................     6,391,875
                                                        ------------
                                                          20,129,025
                                                        ------------
              INSURANCE--HEALTH, LIFE &
              MULTI-LINE--2.7%
     65,362   American International Group, Inc. .....     6,315,603
    150,000   UNUM Corp. .............................     8,756,250
                                                        ------------
                                                          15,071,853
                                                        ------------
              MANUFACTURING--CONSUMER
              PRODUCTS--1.1%
    150,000   Newell Co. .............................     6,187,500
                                                        ------------
              MEDICAL PRODUCTS & SUPPLIES--3.8%
    169,200   Johnson & Johnson.......................    14,191,650
    100,000   Medtronic, Inc. ........................     7,425,000
                                                        ------------
                                                          21,616,650
                                                        ------------
              OIL & GAS--0.8%
    100,000   Schlumberger Ltd. ......................     4,612,500
                                                        ------------
              OIL--INTERNATIONAL--3.4%
    162,400   Exxon Corp. ............................    11,875,500
    150,000   Total S.A. (ADR)........................     7,462,500
                                                        ------------
                                                          19,338,000
                                                        ------------
              PHARMACEUTICALS--3.6%
     90,000   Bristol-Myers Squibb Co. ...............    12,043,125
     65,000   Pfizer, Inc. ...........................     8,153,437
                                                        ------------
                                                          20,196,562
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              PHARMACEUTICALS, HEALTH CARE, COSMETICS--2.0%
    200,000   American Home Products Corp. ...........  $ 11,262,500
                                                        ------------
              RAILROADS--1.6%
    180,000   Canadian National Railway Co. ..........     9,337,500
                                                        ------------
              REAL ESTATE INVESTMENT TRUSTS--8.2%
    125,000   Apartment Investment & Management
              Co. ....................................     4,648,437
    150,000   Avalonbay Communities, Inc. ............     5,137,500
    320,000   Duke Realty Investments, Inc. ..........     7,440,000
    110,000   Equity Residential Properties Trust.....     4,448,125
    200,000   General Growth Properties, Inc..........     7,575,000
    200,000   Mack-Cali Realty Corp. .................     6,175,000
    150,000   Post Properties, Inc. ..................     5,765,625
    250,000   ProLogis Trust..........................     5,187,500
                                                        ------------
                                                          46,377,187
                                                        ------------
              RESORTS & ENTERTAINMENT--1.6%
    304,800   Walt Disney Co. (The)...................     9,144,000
                                                        ------------
              RETAIL--DISCOUNT STORES--1.6%
    125,000   Costco Cos., Inc. ......................     9,023,438
                                                        ------------
              RETAIL--SPECIALTY STORES--3.2%
    325,200   CVS Corp. ..............................    17,886,000
                                                        ------------
              TELECOMMUNICATIONS--7.5%
    184,600   Lucent Technologies, Inc. ..............    20,306,000
   *150,000   MCI WorldCom, Inc.......................    10,762,500
    210,000   SBC Communications, Inc. ...............    11,261,250
                                                        ------------
                                                          42,329,750
                                                        ------------
 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              UTILITIES--GAS & ELECTRIC--8.5%
    120,000   Dominion Resources, Inc. ...............  $  5,610,000
    155,000   DQE, Inc. ..............................     6,810,313
    224,000   Northern States Power Co. ..............     6,216,000
    200,000   PECO Energy Co. ........................     8,325,000
    227,150   Texas Utilities Co. ....................    10,605,066
    345,000   Williams Cos., Inc. ....................    10,759,688
                                                        ------------
                                                          48,326,067
                                                        ------------
              UTILITIES--WATER--1.1%
    192,100   American Water Works Co., Inc. .........     6,483,375
                                                        ------------
              TOTAL COMMON STOCKS
              (Cost $260,891,208).....................   408,544,194
                                                        ------------

              CONVERTIBLE PREFERRED
              STOCKS--12.5%
              AUTOMOTIVE PARTS &
              EQUIPMENT--0.9%
     80,000   Federal-Mogul Financial Trust**.........     5,230,000
                                                        ------------
              BANKING--0.6%
     30,000   Jefferson-Pilot Corp. NB (ACES) (a).....     3,135,000
                                                        ------------
              BUILDING AND BUILDING PRODUCTS--0.4%
    225,000   Kaufman & Broad Home Corp. .............     2,025,000
                                                        ------------
              FINANCIAL SERVICES--0.8%
    120,000   Conseco Finance Trust, Series F.........     4,627,500
                                                        ------------
              FOOD PROCESSING--0.6%
     70,000   Ralston Purina Co. (b)..................     3,657,500
                                                        ------------
              INSURANCE--0.5%
     40,000   PLC Cap Trust II........................     2,610,000
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              CONVERTIBLE PREFERRED
              STOCKS (CONTINUED)
              MANUFACTURING--CONSUMER
              PRODUCTS--1.1%
    120,000   Newell Financial Trust I................  $  6,330,000
                                                        ------------
              MEDIA--1.3%
     40,000   Evergreen Media Corp.**.................     3,735,000
     51,000   MediaOne Group, Inc. ...................     3,391,500
                                                        ------------
                                                           7,126,500
                                                        ------------
              PARKING FACILITIES--0.2%
     60,000   Central Parking Financial Trust.........     1,192,500
                                                        ------------
              PHARMACEUTICALS--0.4%
     50,000   Monsanto Co. ...........................     2,450,000
                                                        ------------
              RETAIL--GENERAL MERCHANDISE--0.5%
     80,000   Merrill Lynch DG STRYPES (c)............     2,850,000
                                                        ------------
              TELECOMMUNICATIONS--3.6%
    115,000   Airtouch Communications, Inc. ..........    11,845,000
     30,000   TCI Pacific Communications, Inc., Series
              A.......................................     8,460,000
                                                        ------------
                                                          20,305,000
                                                        ------------
              UTILITIES--GAS & ELECTRIC--0.6%
     70,000   AES Trust II**..........................     3,473,750
                                                        ------------
              UTILITIES--TELECOMMUNICATIONS--1.0%
    100,000   Texas Utilities Co. ....................     5,637,500
                                                        ------------
              TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost $56,219,051)......................    70,650,250
                                                        ------------

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             ------------
              CONVERTIBLE BONDS--8.3%
              COMPUTERS--SOFTWARE &
              PERIPHERALS--0.7%
$ 2,500,000   VERITAS Software Corp.,
              5.25%, 11/01/04.........................  $  4,040,625
                                                        ------------
              ENTERTAINMENT--0.4%
  1,500,000   Imax Corp.
              5.75%, 04/01/03**.......................     2,214,375
                                                        ------------
              ENVIRONMENT MANAGEMENT--0.7%
  4,000,000   United States Filter Corp.,
              4.50%, 12/15/01.........................     3,775,000
                                                        ------------
              HEALTH CARE PRODUCTS &
              SERVICES--1.0%
  4,100,000   Alza Corp.,
              5.00%, 05/01/06.........................     5,929,625
                                                        ------------
              HUMAN RESOURCES--0.6%
  1,980,000   Interim Services, Inc.,
              4.50%, 06/01/05.........................     1,784,475
  1,500,000   Personnel Group of America, Inc.,
              5.75%, 07/01/04**.......................     1,728,750
                                                        ------------
                                                           3,513,225
                                                        ------------
              INDUSTRIAL & COMMERCIAL
              SERVICES--0.5%
  2,250,000   Waste Management, Inc.
              4.00%, 02/01/02.........................     2,697,187
                                                        ------------
              MANUFACTURING AND DESIGN TECHNOLOGY--2.0%
  3,000,000   EMC Corp.
              3.25%, 03/15/02**.......................    11,227,500
                                                        ------------
              MEDIA--0.7%
  3,750,000   Clear Channel Communications, Inc.
              2.625%, 04/01/03........................     4,017,188
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             ------------
              CONVERTIBLE BONDS (CONTINUED)
              MEDICAL PRODUCTS & SUPPLIES--0.7%
$ 4,000,000   Centocor, Inc.
              4.75%, 02/15/05**.......................  $  4,235,000
                                                        ------------
              OIL & GAS--0.7%
  4,000,000   Diamond Offshore Drilling,
              3.75%, 02/15/07.........................     3,725,000
                                                        ------------
              RETAIL--SPECIALTY STORES--0.3%
    500,000   Central Garden & Pet Co.
              6.00%, 11/15/03.........................       407,500
  1,250,000   Central Garden & Pet Co.
              6.00%, 11/15/03**.......................     1,018,750
                                                        ------------
                                                           1,426,250
                                                        ------------
              TOTAL CONVERTIBLE BONDS
              (Cost $34,923,749)......................    46,800,975
                                                        ------------

              MONEY MARKET FUNDS--6.9%
 19,272,075   ACM Institutional Reserves (Government
              Portfolio), 4.88% (d)...................    19,272,075
 19,561,725   ACM Institutional Reserves (Prime
              Portfolio), 5.03% (d)...................    19,561,725
                                                        ------------
              TOTAL MONEY MARKET FUNDS
              (Cost $38,833,800)......................    38,833,800
                                                        ------------
              TOTAL INVESTMENTS BEFORE OUTSTANDING
              WRITTEN CALL OPTIONS
              (Cost $390,867,808) (e)-- 99.9%.........   564,829,219

                                                        STRIKE
 CONTRACTS                                               PRICE        VALUE
-----------                                             -------   -------------
              OUTSTANDING WRITTEN CALL OPTIONS-- (0.1%)
       *600   Lucent Technologies, Inc., expiration
              January 1999 (Premiums received
              $163,194)...............................     105    $    (435,000)
                                                                  -------------

              TOTAL INVESTMENTS NET OF OUTSTANDING
              WRITTEN CALL OPTIONS
              (Cost $390,704,614)--99.8%..............  564,394,219
              Other assets less liabilities-- 0.2%....  1,050,613
                                                        -------
              NET ASSETS--100.0%......................  56$5,444,832
                                                        -------
                                                        -------

ACES AUTOMATIC COMMON EXCHANGE SECURITIES.
ADR  AMERICAN DEPOSITARY RECEIPT.
STRYPES STRUCTURED YIELD PRODUCT EXCHANGEABLE FOR STOCK.
*    NON-INCOME PRODUCING SECURITY.
** SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933.
(a)  CONVERTIBLE TO BANKAMERICA CORP. COMMON STOCK.
(b)  CONVERTIBLE TO INTERSTATE BAKERIES COMMON STOCK.
(c)  CONVERTIBLE TO DOLLAR GENERAL CORP. COMMON STOCK.
(d)  REPRESENTS ANNUALIZED YIELD AT DECEMBER 31, 1998.
(e) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 1998, NET UNREALIZED APPRECIATION WAS $173,961,411 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $183,903,469 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $9,942,058.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND
        STATEMENT OF ASSETS AND LIABILITIES

          DECEMBER 31, 1998

--------------------------------------------------------------------------------

ASSETS:
  Investments at value
    (Cost $390,867,808).....................................  $564,829,219
  Cash......................................................            36
  Receivables:
    Dividends...............................................       749,030
    Interest................................................       550,147
    Capital stock sold......................................       291,020
  Other assets..............................................        12,959
                                                              ------------
      TOTAL ASSETS..........................................   566,432,411
                                                              ------------
LIABILITIES:
  Outstanding call options written
    (premium received $163,194).............................       435,000
  Payables:
    Services provided by the Bank of New York and
      Administrator.........................................       416,440
    Capital stock repurchased...............................        63,082
  Accrued expenses and other liabilities....................        73,057
                                                              ------------
      TOTAL LIABILITIES.....................................       987,579
                                                              ------------
NET ASSETS:.................................................  $565,444,832
                                                              ------------
                                                              ------------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $     34,129
  Capital surplus...........................................   384,059,178
  Undistributed net investment income.......................       379,218
  Accumulated net realized gain on investments..............     7,282,702
  Net unrealized appreciation on investments................   173,689,605
                                                              ------------
NET ASSETS..................................................  $565,444,832
                                                              ------------
                                                              ------------
INSTITUTIONAL SHARES:
  Net assets................................................  $528,233,253
                                                              ------------
                                                              ------------
  Shares outstanding........................................    31,878,059
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      16.57
                                                              ------------
                                                              ------------
INVESTOR SHARES:
  Net assets................................................  $ 37,211,579
                                                              ------------
                                                              ------------
  Shares outstanding........................................     2,250,860
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      16.53
                                                              ------------
                                                              ------------
Institutional Shares authorized @ $.001 par value...........   200,000,000
Investor Shares authorized @ $.001 par value................   200,000,000

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
  Dividends.................................................  $12,229,551
  Interest..................................................    2,605,621
                                                              -----------
    TOTAL INCOME............................................   14,835,172
                                                              -----------
EXPENSES:
  Advisory..................................................    3,339,410
  Administration............................................    1,084,161
  12b-1 fee--Investor Shares................................       88,873
  Transfer agent............................................      141,250
  Registration and filings..................................      101,038
  Accounting services.......................................       60,000
  Custodian.................................................       77,347
  Reports to shareholders...................................       65,594
  Audit.....................................................       21,664
  Insurance.................................................       23,106
  Cash management...........................................       17,769
  Legal.....................................................        9,644
  Directors.................................................       11,825
  Other.....................................................       36,566
                                                              -----------
    TOTAL EXPENSES..........................................    5,078,247
    Earnings credit adjustment (Note 3).....................       (2,381)
                                                              -----------
    NET EXPENSES............................................    5,075,866
                                                              -----------
    NET INVESTMENT INCOME...................................    9,759,306
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on:
    Investments.............................................   29,888,651
    Written call options....................................      153,479
                                                              -----------
  Net realized gain on investments..........................   30,042,130
                                                              -----------
  Increase (decrease) in unrealized
    appreciation on:
    Investments.............................................   30,945,981
    Written call options....................................     (298,429)
                                                              -----------
  Net unrealized gain on investments during the year........   30,647,552
                                                              -----------
  Net realized and unrealized gain on investments...........   60,689,682
                                                              -----------
  Net increase in net assets resulting from operations......  $70,448,988
                                                              -----------
                                                              -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                              YEAR ENDED DECEMBER 31,
                                                                        ------------------------------------
                                                                              1998               1997
                                                                        ----------------   -----------------
OPERATIONS:
  Net investment income...............................................   $     9,759,306     $     9,312,064
  Net realized gain on investments....................................        30,042,130          61,155,457
  Increase in unrealized appreciation on investments during the
    year..............................................................        30,647,552          48,809,919
                                                                        ----------------   -----------------
    Net increase in net assets resulting from operations..............        70,448,988         119,277,440
                                                                        ----------------   -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares..........        (8,618,820)         (7,424,671)
                                        Investor Shares...............          (536,948)         (1,468,710)
  Distributions from capital gains: Institutional Shares..............       (21,865,292)        (57,654,267)
                                    Investor Shares...................        (1,528,489)         (3,788,827)
                                                                        ----------------   -----------------
                                                                             (32,549,549)        (70,336,475)
                                                                        ----------------   -----------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares (Note 1).....        26,979,380         476,447,806
                                    Investor Shares...................         4,116,015          24,850,107
  Proceeds from shares issued on reinvestment of dividends
    and distributions: Institutional Shares...........................        24,111,829          59,462,345
                  Investor Shares.....................................         1,987,895           4,429,446
  Cost of capital stock repurchased: Institutional Shares.............       (81,028,870)        (58,544,334)
                                     Investor Shares (Note 1).........        (5,358,164)       (215,212,365)
                                                                        ----------------   -----------------
    Net increase (decrease) in net assets resulting from capital stock
     transactions.....................................................       (29,191,915)        291,433,005
                                                                        ----------------   -----------------
      INCREASE IN NET ASSETS..........................................         8,707,524         340,373,970
NET ASSETS:
  Beginning of year...................................................       556,737,308         216,363,338
                                                                        ----------------   -----------------
  End of year (includes undistributed net investment income of
    $379,218 at December 31, 1998 and $154,255 at December 31,
    1997).............................................................   $   565,444,832     $   556,737,308
                                                                        ----------------   -----------------
                                                                        ----------------   -----------------
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares (Note 1)..........................         1,699,962          33,419,974
               Investor Shares........................................           253,791           1,672,509
  Shares issued on reinvestment of dividends
    and distributions: Institutional Shares...........................         1,487,475           3,823,869
Investor Shares.......................................................           122,592             286,117
  Shares repurchased: Institutional Shares............................        (4,940,940)         (3,612,281)
                      Investor Shares (Note 1)........................          (328,881)        (15,074,119)
                                                                        ----------------   -----------------
    Net increase (decrease)...........................................        (1,706,001)         20,516,069
  Shares outstanding, beginning of year...............................        35,834,920          15,318,851
                                                                        ----------------   -----------------
  Shares outstanding, end of year.....................................        34,128,919          35,834,920
                                                                        ----------------   -----------------
                                                                        ----------------   -----------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                    INSTITUTIONAL SHARES
                                          -------------------------------------------------------------------------
                                                                                          FOR THE PERIOD
                                                         YEAR                             APRIL 1, 1997*
                                                         ENDED                                THROUGH
                                                   DECEMBER 31, 1998                     DECEMBER 31, 1997
                                          -----------------------------------   -----------------------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................                $  15.54                              $  14.21
                                                        --------                              --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................                    0.28                                  0.25
Net realized and unrealized gain on
  investments...........................                    1.73                                  3.25
                                                        --------                              --------
  Total from investment operations......                    2.01                                  3.50
                                                        --------                              --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....                   (0.27)                                (0.24)
Distributions from capital gains........                   (0.71)                                (1.93)
                                                        --------                              --------
  Total dividends and distributions.....                   (0.98)                                (2.17)
                                                        --------                              --------
Net asset value at end of period........                $  16.57                              $  15.54
                                                        --------                              --------
                                                        --------                              --------
TOTAL RETURN:...........................                   13.18%                                24.73%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................                $528,233                              $522,524
Ratio to average net assets of:
  Expenses..............................                    0.89%                                 0.87%***
  Net investment income.................                    1.77%                                 2.07%***
Portfolio turnover rate.................                      39%                                   65%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

--------------------------------------------------------------------------------

                                                         INVESTOR SHARES
                                          ----------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------
                                           1998     1997      1996      1995      1994
                                          -------  -------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year....  $ 15.53  $ 14.12  $  12.99  $  10.70  $  11.30
                                          -------  -------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................     0.25     0.35      0.30      0.32      0.31
Net realized and unrealized gain (loss)
  on investments........................     1.71     3.27      2.22      2.41     (0.60)
                                          -------  -------  --------  --------  --------
  Total from investment operations......     1.96     3.62      2.52      2.73     (0.29)
                                          -------  -------  --------  --------  --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....    (0.25)   (0.28)    (0.29)    (0.32)    (0.31)
Distributions from capital gains........    (0.71)   (1.93)    (1.10)    (0.12)      -0-
                                          -------  -------  --------  --------  --------
  Total dividends and distributions.....    (0.96)   (2.21)    (1.39)    (0.44)    (0.31)
                                          -------  -------  --------  --------  --------
Net asset value at end of year..........  $ 16.53  $ 15.53  $  14.12  $  12.99  $  10.70
                                          -------  -------  --------  --------  --------
                                          -------  -------  --------  --------  --------
TOTAL RETURN:+..........................    12.82%   25.85%    19.58%    25.78%    (2.58)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................  $37,212  $34,213  $216,363  $169,841  $135,131
Ratio to average net assets of:
  Expenses..............................     1.17%    1.01%     0.97%     1.00%     1.04%
  Net investment income.................     1.50%    1.77%     2.17%     2.66%     2.89%
Portfolio turnover rate.................       39%      65%       58%       58%       51%

+ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS IN WHICH THE SALES LOAD WAS IN EFFECT.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        SCHEDULE OF INVESTMENTS

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS--96.7%
              BANKING--5.1%
    217,000   First Union Corp. ......................  $ 13,196,312
    248,932   Wells Fargo & Co. ......................     9,941,722
                                                        ------------
                                                          23,138,034
                                                        ------------
              BEVERAGES--2.2%
    114,467   Coca-Cola Co. ..........................     7,654,981
     57,000   PepsiCo, Inc. ..........................     2,333,437
                                                        ------------
                                                           9,988,418
                                                        ------------
              CHEMICALS--DIVERSIFIED--2.0%
    160,146   duPont (E.I.) de Nemours & Co. .........     9,018,222
                                                        ------------
              COMMUNICATIONS & ENTERTAINMENT-- 2.2%
    163,158   Time Warner, Inc. ......................    10,125,993
                                                        ------------
              COMMUNICATIONS EQUIPMENT & SYSTEMS--3.7%
    100,000   Nokia Oyj, Class A (ADR)................    12,043,750
     70,000   Tellabs, Inc. ..........................     4,799,375
                                                        ------------
                                                          16,843,125
                                                        ------------
              COMPUTER SERVICES--2.2%
    146,660   Hewlett-Packard Co. ....................    10,018,711
                                                        ------------
              COMPUTERS--SOFTWARE & PERIPHERALS-- 8.8%
   *192,280   Cisco Systems, Inc. ....................    17,845,987
   *113,648   Microsoft Corp. ........................    15,761,557
    186,000   SAP AG (ADR)............................     6,707,625
                                                        ------------
                                                          40,315,169
                                                        ------------
              CONGLOMERATES--2.5%
    113,146   General Electric Co. ...................    11,547,964
                                                        ------------

 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              COSMETICS & TOILETRIES--1.2%
    110,016   Gillette Co. ...........................  $  5,315,148
                                                        ------------
              ENVIRONMENT MANAGMENT--1.0%
    200,000   United States Filter Corp. .............     4,575,000
                                                        ------------
              FINANCIAL SERVICES--1.6%
    100,000   Morgan Stanley, Dean Witter & Co. ......     7,100,000
                                                        ------------
              FINANCIAL SERVICES--DIVERSIFIED--2.4%
    218,471   Citigroup, Inc. ........................    10,814,314
                                                        ------------
              FINANCIAL SERVICES--MORTGAGE COMPANIES--2.6%
    161,725   Federal National Mortgage Association...    11,967,650
                                                        ------------
              FOOD PRODUCTS--2.3%
    198,018   Bestfoods...............................    10,544,459
                                                        ------------
              HOUSEHOLD & PERSONAL CARE PRODUCTS-- 2.3%
    116,938   Procter & Gamble Co. ...................    10,677,901
                                                        ------------
              INSURANCE--1.4%
    111,887   Equitable Cos, Inc. ....................     6,475,460
                                                        ------------
              INSURANCE--HEALTH, LIFE & MULTI-LINE--3.3%
    154,517   American International Group, Inc. .....    14,930,205
                                                        ------------
              MANUFACTURING AND DESIGN TECHNOLOGY--1.9%
   *100,000   Applied Materials, Inc. ................     4,268,750
     50,000   EMC Corp. ..............................     4,250,000
                                                        ------------
                                                           8,518,750
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              MANUFACTURING--CONSUMER PRODUCTS-- 3.4%
    163,000   Corning, Inc. ..........................  $  7,335,000
    201,400   Newell Co. .............................     8,307,750
                                                        ------------
                                                          15,642,750
                                                        ------------
              MEDICAL PRODUCTS & SUPPLIES--5.6%
    *40,000   Centocor, Inc...........................     1,805,000
    147,455   Johnson & Johnson.......................    12,367,788
    151,000   Medtronic, Inc. ........................    11,211,750
                                                        ------------
                                                          25,384,538
                                                        ------------
              OIL & GAS--3.3%
    159,976   Enron Corp. ............................     9,128,631
    129,390   Schlumberger Ltd. ......................     5,968,114
                                                        ------------
                                                          15,096,745
                                                        ------------
              OIL--INTERNATIONAL--6.2%
    176,084   Exxon Corp. ............................    12,876,143
    141,000   Mobil Corp. ............................    12,284,625
     62,992   Royal Dutch Petroleum Co. ..............     3,015,742
                                                        ------------
                                                          28,176,510
                                                        ------------
              PHARMACEUTICALS--8.2%
    *25,126   Amgen, Inc. ............................     2,627,237
     25,000   Biogen, Inc.............................     2,075,000
     73,269   Merck & Co. ............................    10,820,915
    114,116   Pfizer, Inc. ...........................    14,314,426
    105,000   Smithline Beechman PLC (ADR)............     7,297,500
                                                        ------------
                                                          37,135,078
                                                        ------------
 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              PHARMACEUTICALS, HEALTH CARE, COSMETICS--1.6%
    155,565   Monsanto Co. ...........................  $  7,389,338
                                                        ------------
              REAL ESTATE INVESTMENT TRUSTS--2.1%
    174,000   Duke Realty Investments, Inc. ..........     4,045,500
    140,000   Liberty Property Trust..................     3,447,500
     97,475   New Plan Excel Realty Trust.............     2,162,727
                                                        ------------
                                                           9,655,727
                                                        ------------
              RESORTS & ENTERTAINMENT--2.4%
    360,000   Walt Disney Co. (The)...................    10,800,000
                                                        ------------
              RETAIL--SPECIALTY STORES--4.9%
   *150,000   Borders Group, Inc. ....................     3,740,625
    226,890   CVS Corp. ..............................    12,478,950
    150,000   Williams-Sonoma, Inc. ..................     6,046,875
                                                        ------------
                                                          22,266,450
                                                        ------------
              SEMICONDUCTORS--2.7%
    102,776   Intel Corp. ............................    12,185,380
                                                        ------------
              TELECOMMUNICATIONS--6.7%
   *110,000   Global Crossing Ltd. ...................     4,963,750
     86,802   Lucent Technologies, Inc. ..............     9,548,220
   *150,000   MCI WorldCom, Inc.......................    10,762,500
    100,000   Qwest Communications International,
              Inc.....................................     5,000,000
                                                        ------------
                                                          30,274,470
                                                        ------------
              UTILITIES--GAS & ELECTRIC--0.9%
     93,253   Texas Utilities Co. ....................     4,353,749
                                                        ------------
              TOTAL COMMON STOCKS
              (Cost $221,935,631).....................   440,275,258
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             ------------
              U.S. TREASURY BILL--0.2%
$   750,000   3.84%, 1/21/99
              (Amortized cost $748,400)...............  $    748,449
                                                        ------------

              MONEY MARKET FUNDS--3.3%
  1,657,100   ACM Institutional Reserves (Government
              Portfolio), 4.88% (a)...................     1,657,100
 13,341,385   ACM Institutional Reserves (Prime
              Portfolio), 5.03% (a)...................    13,341,385
                                                        ------------
              TOTAL MONEY MARKET FUNDS
              (Cost $14,998,485)......................    14,998,485
                                                        ------------
              TOTAL INVESTMENTS BEFORE OUTSTANDING
              WRITTEN CALL AND PUT OPTIONS
              (Cost $237,682,516) (b)-- 100.2%........   456,022,192
                                                        ------------

                                                        STRIKE
 CONTRACTS                                              PRICE
-----------                                             ------
              OUTSTANDING WRITTEN CALL OPTIONS--(0.5%)
       *200   American International Group, Inc.,
              expiration January, 1999................     86        (210,000)
       *200   Cisco Systems, Inc., expiration January,
              1999....................................     65        (577,500)

                                                        STRIKE
 CONTRACTS                                              PRICE       VALUE
-----------                                             ------   ------------
              OUTSTANDING WRITTEN CALL OPTIONS (CONTINUED)
       *100   Citigroup, Inc., expiration January,
              1999....................................     40    $   (101,250)
       *200   Exxon Corp., expiration January, 1999...     75         (15,000)
       *200   Intel Corp., expiration January, 1999...    100        (380,000)
       *200   Microsoft Corp., expiration January,
              1999....................................    115        (500,000)
       *200   Monsanto Co., expiration January,
              1999....................................     40        (162,500)
       *100   Nokia Corp., expiration January, 1999...    115         (76,250)
       *200   Wells Fargo Co., expiration January,
              1999....................................     35         (80,000)
                                                                 ------------
              TOTAL OUTSTANDING WRITTEN CALL OPTIONS
              (Premiums received $521,435)....................     (2,102,500)
                                                                 ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 CONTRACTS                                                          VALUE
-----------                                                      ------------
             OUTSTANDING WRITTEN PUT OPTIONS--0.0%
   *200      Monsanto Co., expiration January, 1999
             (Premiums received $69,397).............     35    $      (1,250)
                                                                -------------
             TOTAL INVESTMENTS NET OF OUTSTANDING WRITTEN
             CALL AND PUT OPTIONS
             (Cost $237,091,684)--99.7%......................     453,918,442
             Other assets less liabilities-- 0.3%............       1,125,464
                                                                -------------
             NET ASSETS--100.0%..............................   $ 455,043,906
                                                                -------------
                                                                -------------

ADR  AMERICAN DEPOSITORY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a)  REPRESENTS ANNUALIZED YIELD AT DECEMBER 31, 1998.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 1998, NET UNREALIZED APPRECIATION WAS $218,339,676 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $221,132,413 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $2,792,737.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND
        STATEMENT OF ASSETS AND LIABILITIES

          DECEMBER 31, 1998

--------------------------------------------------------------------------------

ASSETS:
  Investments at value
    (Cost $237,682,516).....................................  $456,022,192
  Cash......................................................            48
  Receivables:
    Investments sold........................................    13,134,095
    Capital stock sold......................................     2,404,288
    Dividends...............................................       356,660
    Interest................................................        61,274
  Deferred organization costs and other assets..............        70,042
                                                              ------------
      TOTAL ASSETS..........................................   472,048,599
                                                              ------------
LIABILITIES:
  Outstanding call and put options written (premiums
    received $590,832)......................................     2,103,750
  Payables:
    Investments purchased...................................    14,254,294
    Capital stock repurchased...............................       297,399
    Services provided by the Bank of New York and
      Administrator.........................................       295,277
  Accrued expenses and other liabilities....................        53,973
                                                              ------------
      TOTAL LIABILITIES.....................................    17,004,693
                                                              ------------
NET ASSETS:.................................................  $455,043,906
                                                              ------------
                                                              ------------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $     35,819
  Capital surplus...........................................   232,311,136
  Undistributed net investment income.......................        94,689
  Accumulated net realized gain on investments..............     5,775,504
  Net unrealized appreciation on investments................   216,826,758
                                                              ------------
NET ASSETS..................................................  $455,043,906
                                                              ------------
                                                              ------------
INSTITUTIONAL SHARES:
  Net assets................................................  $443,997,063
                                                              ------------
                                                              ------------
  Shares outstanding........................................    34,946,082
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      12.71
                                                              ------------
                                                              ------------
INVESTOR SHARES:
  Net assets................................................  $ 11,046,843
                                                              ------------
                                                              ------------
  Shares outstanding........................................       873,108
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      12.65
                                                              ------------
                                                              ------------
Institutional Shares authorized @ $.001
  par value.................................................   200,000,000
Investor Shares authorized @ $.001 par value................   200,000,000

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $23,366)...  $  5,192,580
  Interest..................................................     1,200,748
                                                              ------------
    TOTAL INCOME............................................     6,393,328
                                                              ------------
EXPENSES:
  Advisory..................................................     2,480,541
  Administration............................................       826,847
  12b-1 fee--Investor Shares................................        25,886
  Registration and filings..................................       112,855
  Transfer agent............................................       107,708
  Accounting services.......................................        60,000
  Custodian.................................................        55,580
  Reports to shareholders...................................        38,561
  Organization..............................................        17,860
  Audit.....................................................        19,967
  Cash management...........................................         6,920
  Directors.................................................        11,818
  Legal.....................................................         6,334
  Insurance.................................................        10,900
  Other.....................................................        20,510
                                                              ------------
    TOTAL EXPENSES..........................................     3,802,287
  Fees waived by the Bank of New York (Note 3)..............      (383,778)
  Earnings credit adjustment (Note 3).......................        (2,142)
                                                              ------------
    NET EXPENSES............................................     3,416,367
                                                              ------------
    NET INVESTMENT INCOME...................................     2,976,961
                                                              ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on:
    Investments.............................................    31,304,509
    Written call options....................................       149,858
                                                              ------------
  Net realized gain on investments..........................    31,454,367
                                                              ------------
  Increase in unrealized appreciation (depreciation) on:
    Investments.............................................    55,894,492
    Written call options....................................    (1,523,992)
                                                              ------------
  Net unrealized gain on investments during the year........    54,370,500
                                                              ------------
  Net realized and unrealized gain on investments...........    85,824,867
                                                              ------------
  Net increase in net assets resulting from operations......  $ 88,801,828
                                                              ------------
                                                              ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                              YEAR          FOR THE PERIOD
                                                                             ENDED          APRIL 1, 1997*
                                                                          DECEMBER 31,          THROUGH
                                                                              1998         DECEMBER 31, 1997
                                                                        ----------------   -----------------
OPERATIONS:
  Net investment income...............................................   $   2,976,961       $  2,368,340
  Net realized gain on investments....................................      31,454,367         54,399,001
  Increase in unrealized appreciation on investments during the
    period............................................................      54,370,500         28,778,609
                                                                        ----------------   -----------------
    Net increase in net assets resulting from operations..............      88,801,828         85,545,950
                                                                        ----------------   -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares..........      (2,846,174)        (2,318,068)
                                        Investor Shares...............         (74,955)           (17,933)
  Distributions from capital gains: Institutional Shares..............     (23,566,674)       (55,015,232)
                                    Investor Shares...................        (561,749)          (950,886)
                                                                        ----------------   -----------------
                                                                           (27,049,552)       (58,302,119)
                                                                        ----------------   -----------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares (Note 1).....      48,105,075        371,116,638
                                    Investor Shares...................      11,499,724          7,761,628
  Proceeds from shares issued on reinvestment of dividends
    and distributions: Institutional Shares...........................      22,917,754         54,402,109
                       Investor Shares................................         632,192            969,794
  Cost of capital stock repurchased: Institutional Shares.............     (60,262,412)       (80,102,249)
                                     Investor Shares..................      (9,391,039)        (1,601,415)
                                                                        ----------------   -----------------
    Net increase in net assets resulting from capital stock
      transactions....................................................      13,501,294        352,546,505
                                                                        ----------------   -----------------
      INCREASE IN NET ASSETS..........................................      75,253,570        379,790,336
NET ASSETS:
  Beginning of period.................................................     379,790,336                -0-
                                                                        ----------------   -----------------
  End of period (includes undistributed net investment income of
    $94,689 at December 31, 1998 and $31,634 at December 31, 1997)....   $ 455,043,906       $379,790,336
                                                                        ----------------   -----------------
                                                                        ----------------   -----------------
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares (Note 1)..........................       3,974,655         35,761,158
               Investor Shares........................................         974,111            632,712
  Shares issued on reinvestment of dividends
    and distributions: Institutional Shares...........................       1,833,466          4,970,948
                       Investor Shares................................          50,958             88,650
  Shares repurchased: Institutional Shares............................      (4,996,137)        (6,598,008)
                      Investor Shares.................................        (743,808)          (129,515)
                                                                        ----------------   -----------------
    Net increase......................................................       1,093,245         34,725,945
  Shares outstanding, beginning of period.............................      34,725,945                -0-
                                                                        ----------------   -----------------
  Shares outstanding, end of period...................................      35,819,190         34,725,945
                                                                        ----------------   -----------------
                                                                        ----------------   -----------------
* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                 INSTITUTIONAL SHARES                   INVESTOR SHARES
                                          ----------------------------------   ----------------------------------
                                              YEAR          FOR THE PERIOD         YEAR          FOR THE PERIOD
                                              ENDED         APRIL 1, 1997*         ENDED          MAY 1, 1997*
                                          DECEMBER 31,         THROUGH         DECEMBER 31,         THROUGH
                                              1998        DECEMBER 31, 1997        1998        DECEMBER 31, 1997
                                          -------------   ------------------   -------------   ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $  10.94          $  10.00           $ 10.92            $10.70
                                          -------------        --------        -------------         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.11              0.08              0.11              0.06
Net realized and unrealized gain on
  investments...........................         2.46              2.83              2.42              2.12
                                          -------------        --------        -------------         ------
  Total from investment operations......         2.57              2.91              2.53              2.18
                                          -------------        --------        -------------         ------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income................................        (0.11)            (0.08)            (0.11)            (0.07)
Distributions from capital gains........        (0.69)            (1.89)            (0.69)            (1.89)
                                          -------------        --------        -------------         ------
  Total dividends and distributions.....        (0.80)            (1.97)            (0.80)            (1.96)
                                          -------------        --------        -------------         ------
Net asset value at end of period........     $  12.71          $  10.94           $ 12.65            $10.92
                                          -------------        --------        -------------         ------
                                          -------------        --------        -------------         ------
TOTAL RETURN:...........................        23.49%            29.11%**          23.26%            20.37%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................     $443,997          $373,326           $11,047            $6,464
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         0.82%             0.82%***          1.07%             1.07%***
  Expenses, prior to waiver from The
    Bank of New York....................         0.91%             0.88%***          1.21%             1.16%***
  Net investment income, net of waiver
    from The Bank of New York...........         0.73%             0.89%***          0.50%             0.54%***
Portfolio turnover rate.................           26%               37%               26%               37%

*    COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        SCHEDULE OF INVESTMENTS

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS--98.5%
            ADVERTISING & MARKETING
            SERVICES--4.4%
 *54,625    DoubleClick, Inc. ......................  $  2,488,852
*162,246    Ha-Lo Industries, Inc. .................     6,104,506
                                                      ------------
                                                         8,593,358
                                                      ------------
            AIRLINES--0.5%
  35,100    ASA Holdings, Inc. .....................     1,070,550
                                                      ------------
            BANKING--1.9%
  94,400    Peoples Heritage Financial Group,
            Inc. ...................................     1,888,000
  79,900    UST Corp. ..............................     1,882,644
                                                      ------------
                                                         3,770,644
                                                      ------------
            BIOSCIENCES--0.5%
*160,075    Aurora Biosciences Corp. ...............     1,030,483
                                                      ------------
            BUILDING MATERIALS--0.5%
  24,100    Lone Star Industries, Inc. .............       887,181
                                                      ------------
            CABLE TV SYSTEMS--2.5%
 *41,500    Adelphia Communications Corp. ..........     1,898,625
 *84,450    Jones Intercable, Inc. .................     3,008,531
                                                      ------------
                                                         4,907,156
                                                      ------------
            COMMERCIAL SERVICES--1.3%
 *33,800    Boron, LePore & Associates, Inc. .......     1,166,100
 *57,500    FirstService Corp. .....................       686,406
 *60,625    Mac-Gray Corp. .........................       689,609
                                                      ------------
                                                         2,542,115
                                                      ------------

NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            COMPUTER SERVICES--4.1%
 *56,600    Mastech Corp. ..........................  $  1,620,175
*141,140    Network Appliance, Inc. ................     6,351,300
                                                      ------------
                                                         7,971,475
                                                      ------------
            COMPUTERS--SOFTWARE &
            PERIPHERALS--8.3%
 *27,900    Aspect Development, Inc. ...............     1,236,319
 *14,605    Excite, Inc. ...........................       614,323
 *91,575    HNC Software, Inc. .....................     3,703,064
 *13,800    Infoseek Corp. .........................       681,375
 *20,600    Legato Systems, Inc. ...................     1,358,312
 *12,175    Lycos, Inc. ............................       676,473
 *11,170    Mindspring Enterprises, Inc. ...........       682,068
*132,550    THINK New Ideas, Inc. ..................     1,267,509
 *85,627    VERITAS Software Corp. .................     5,132,268
  16,500    Wind River Systems, Inc. ...............       775,500
                                                      ------------
                                                        16,127,211
                                                      ------------
            CONSUMER GOODS AND
            SERVICES--0.5%
 *20,125    Abacus Direct Corp. ....................       915,687
                                                      ------------
            DATA PROCESSING SYSTEMS--4.9%
 *78,400    Applied Graphics Technologies, Inc. ....     1,293,600
 *75,750    CSG Systems International, Inc. ........     5,984,250
 *56,000    MedQuist, Inc. .........................     2,212,000
                                                      ------------
                                                         9,489,850
                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            EDUCATION--5.4%
*143,156    DeVry, Inc. ............................  $  4,384,152
 *99,160    Education Management Corp. .............     2,342,655
*113,320    ITT Educational Services, Inc. .........     3,852,880
                                                      ------------
                                                        10,579,687
                                                      ------------
            ELECTRICAL EQUIPMENT--1.3%
 *43,275    Gemstar International Group Ltd. .......     2,477,494
                                                      ------------
            ELECTRONIC EQUIPMENT &
            COMPONENTS--2.5%
 *89,625    Cypress Semiconductor Corp. ............       745,008
 *22,700    Etec Systems, Inc. .....................       908,000
  *6,600    Jabil Circuit, Inc. ....................       492,525
 *24,725    Lattice Semiconductor Corp. ............     1,135,032
 *30,450    Level One Communications, Inc. .........     1,080,975
 *19,100    Phototronics, Inc. .....................       457,803
                                                      ------------
                                                         4,819,343
                                                      ------------
            ELECTRONICS--0.4%
 *13,600    PMC - Sierra, Inc. .....................       858,500
                                                      ------------
            ENTERTAINMENT--1.8%
 *58,390    Cinar Films, Inc. ......................     1,481,646
 *63,150    Imax Corp. .............................     1,997,119
                                                      ------------
                                                         3,478,765
                                                      ------------
            FINANCIAL SERVICES--1.8%
  87,740    Bank United Corp., Class A..............     3,443,795
                                                      ------------
            FOOD PROCESSING--2.0%
 *76,755    Suiza Foods Corp. ......................     3,909,708
                                                      ------------
NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            FOOD WHOLESALING--1.6%
 *62,125    U.S. Foodservice........................  $  3,044,125
                                                      ------------
            FUNERAL SERVICES--CEMETERY--2.4%
*178,742    Equity Corp. International..............     4,747,834
                                                      ------------
            INSTRUMENTS--0.5%
 *24,800    Microchip Technology, Inc. .............       917,600
                                                      ------------
            INSURANCE--0.5%
 *13,700    Reinsurance Group of America, Inc. .....       959,000
                                                      ------------
            INSURANCE--HEALTH, LIFE &
            MULTI-LINE--0.9%
  67,100    Annuity and Life Re (Holdings) Ltd. ....     1,811,700
                                                      ------------
            INVESTMENT MANAGEMENT--3.5%
  40,600    Legg Mason, Inc. .......................     1,281,437
  70,887    PIMCO Advisors Holdings LP..............     2,206,358
 142,000    Waddell & Reed Financial, Inc. .........     3,363,625
                                                      ------------
                                                         6,851,420
                                                      ------------
            MANUFACTURING--5.7%
*117,965    Scotts Co. (The), Class A...............     4,534,280
 *76,435    Waters Corp. ...........................     6,668,954
                                                      ------------
                                                        11,203,234
                                                      ------------
            MEDIA--2.0%
 *22,000    Heftel Broadcasting Corp., Class A......     1,083,500
 *52,050    Scholastic Corp. .......................     2,791,181
                                                      ------------
                                                         3,874,681
                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            MEDICAL CARE & PRODUCTS--5.0%
 *70,000    Computer Motion, Inc. ..................  $    875,000
 *24,600    Express Scripts, Inc., Class A..........     1,651,275
 *56,350    Patterson Dental Co. ...................     2,451,225
 *72,000    PSS World Medical, Inc. ................     1,656,000
*107,400    Renal Care Group, Inc. .................     3,094,462
                                                      ------------
                                                         9,727,962
                                                      ------------
            OIL & GAS--2.4%
*135,550    BJ Services Co. ........................     2,117,969
*134,425    Global Industries Ltd. .................       823,353
 *78,860    National-Oilwell Inc. ..................       882,246
 *95,835    R&B Falcon Corp. .......................       730,742
 *31,900    Stolt Comex Seaway, SA (ADR)............       179,437
                                                      ------------
                                                         4,733,747
                                                      ------------
            OIL FIELD SERVICES &
            EQUIPMENT--0.3%
 *64,750    Tuboscope Vetco International Corp. ....       526,094
                                                      ------------
            OIL--INTERNATIONAL--0.2%
 *63,800    Stolt Comex Seaway SA...................       430,650
                                                      ------------
            PARKING FACILITIES--1.6%
  97,010    Central Parking Corp. ..................     3,146,762
                                                      ------------
NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            PHARMACEUTICALS--10.2%
 *60,300    Agouron Pharmaceuticals, Inc. ..........  $  3,542,625
  21,350    Andrix Corp. ...........................     1,094,188
 *32,100    Coulter Pharmaceutical, Inc. ...........       963,000
 *56,400    Covance, Inc. ..........................     1,642,650
  53,200    Jones Pharma, Inc. .....................     1,941,800
 *57,425    MedImmune, Inc. ........................     5,710,198
 *52,850    PathoGenesis Corp. .....................     3,065,300
 *23,100    Sepracor, Inc...........................     2,035,688
                                                      ------------
                                                        19,995,449
                                                      ------------
            PUBLISHING--1.5%
  61,100    Houghton Mifflin Co. ...................     2,886,975
                                                      ------------
            REAL ESTATE INVESTMENT
            TRUSTS--2.9%
  45,483    Avalonbay Communities, Inc. ............     1,557,793
  44,800    General Growth Properties, Inc..........     1,696,800
  62,300    Liberty Property Trust..................     1,534,138
  20,550    Post Properties, Inc. ..................       789,891
                                                      ------------
                                                         5,578,622
                                                      ------------
            RECORDS STORAGE--2.8%
*153,345    Iron Mountain, Inc. ....................     5,530,004
                                                      ------------
            RESORTS & ENTERTAINMENT--1.1%
 *96,315    Vail Resorts, Inc. .....................     2,118,930
                                                      ------------
            RETAIL--SPECIALTY STORES--2.0%
 *76,825    Duane Reade, Inc. ......................     2,957,763
  18,975    Tiffany & Co. ..........................       984,328
                                                      ------------
                                                         3,942,091
                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            RETAILING--2.9%
  42,300    BJ's Wholesale Club, Inc. ..............  $  1,959,019
 *92,350    Linens 'N Things, Inc. .................     3,659,369
                                                      ------------
                                                         5,618,388
                                                      ------------
            TELECOMMUNICATIONS--1.2%
 *96,700    Access Worldwide, Inc. .................       809,863
 *92,650    Clearnet Communications, Inc.,
            Class A.................................       752,781
 *16,540    Pacific Gataway Exchange, Inc. .........       794,954
                                                      ------------
                                                         2,357,598
                                                      ------------
            TEXTILE--2.7%
 221,425    Shaw Industries, Inc. ..................     5,369,556
                                                      ------------
            TOTAL COMMON STOCKS
            (Cost $159,848,898).....................   192,245,424
                                                      ------------

PRINCIPAL
  AMOUNT                                                  VALUE
----------                                             ------------
             MONEY MARKET FUNDS--1.4%
$ 673,650    ACM Institutional Reserves (Government
             Portfolio), 4.88% (a)...................  $    673,650
2,012,175    ACM Institutional Reserves (Prime
             Portfolio), 5.03% (a)...................     2,012,175
                                                       ------------
             TOTAL MONEY MARKET FUNDS
             (Cost $2,685,825).......................     2,685,825
                                                       ------------
             TOTAL INVESTMENTS
             (Cost $162,534,723) (b)-- 99.9%.........   194,931,249
             Other assets less liabilities-- 0.1%....       233,628
                                                       ------------
             NET ASSETS--100.0%......................  $195,164,877
                                                       ------------
                                                       ------------

ADR  AMERICAN DEPOSITORY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a)  REPRESENTS ANNUALIZED YIELD AT DECEMBER 31, 1998.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 1998, NET UNREALIZED APPRECIATION WAS $32,396,526 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $48,086,726 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $15,690,200.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND
        STATEMENT OF ASSETS AND LIABILITIES

          DECEMBER 31, 1998

--------------------------------------------------------------------------------

ASSETS:
  Investments at value
    (Cost $162,534,723).....................................  $194,931,249
  Cash......................................................       196,342
  Receivables:
    Capital stock sold......................................       246,059
    Dividends...............................................       124,377
    Interest................................................        25,292
  Deferred organization costs and other assets..............        31,443
                                                              ------------
      TOTAL ASSETS..........................................   195,554,762
                                                              ------------
LIABILITIES:
  Payables:
    Investments purchased...................................       196,300
    Services provided by the Bank of New York and
      Administrator.........................................       135,432
    Capital stock repurchased...............................        33,300
  Accrued expenses and other liabilities....................        24,853
                                                              ------------
      TOTAL LIABILITIES.....................................       389,885
                                                              ------------
NET ASSETS:.................................................  $195,164,877
                                                              ------------
                                                              ------------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $     15,663
  Capital surplus...........................................   162,272,379
  Undistributed net investment income.......................         7,115
  Accumulated net realized gain on investments..............       473,194
  Net unrealized appreciation on investments................    32,396,526
                                                              ------------
NET ASSETS..................................................  $195,164,877
                                                              ------------
                                                              ------------
INSTITUTIONAL SHARES:
  Net assets................................................  $188,402,044
                                                              ------------
                                                              ------------
  Shares outstanding........................................    15,119,087
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      12.46
                                                              ------------
                                                              ------------
INVESTOR SHARES:
  Net assets................................................  $  6,762,833
                                                              ------------
                                                              ------------
  Shares outstanding........................................       543,720
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      12.44
                                                              ------------
                                                              ------------
Institutional Shares authorized @ $.001 par value...........   200,000,000
Investor Shares authorized at @ $.001 par value.............   200,000,000

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
  Dividends.................................................  $   792,427
  Interest..................................................      451,992
                                                              -----------
    TOTAL INCOME............................................    1,244,419
                                                              -----------
EXPENSES:
  Advisory..................................................    1,198,024
  Administration............................................      319,474
  12b-1 fee--Investor Shares................................       11,861
  Transfer agent............................................       79,052
  Accounting services.......................................       60,000
  Registration and filings..................................       42,849
  Custodian.................................................       33,331
  Reports to shareholders...................................       15,553
  Directors.................................................       11,818
  Organization..............................................        7,683
  Audit.....................................................        6,582
  Cash management...........................................        4,571
  Insurance.................................................        4,135
  Legal.....................................................        2,275
  Other.....................................................       18,231
                                                              -----------
    TOTAL EXPENSES..........................................    1,815,439
  Fees waived by the Bank of New York (Note 3)..............     (249,498)
  Earnings credit adjustment (Note 3).......................       (2,485)
                                                              -----------
    NET EXPENSES............................................    1,563,456
                                                              -----------
    NET INVESTMENT LOSS.....................................     (319,037)
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on:
    Investments.............................................    3,848,790
    Written call options....................................       41,696
                                                              -----------
  Net realized gain on investments..........................    3,890,486
  Increase in unrealized appreciation on
    Investments during the year.............................    9,835,596
                                                              -----------
  Net realized and unrealized gain on investments...........   13,726,082
                                                              -----------
  Net increase in net assets resulting from operations......  $13,407,045
                                                              -----------
                                                              -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                  YEAR          FOR THE PERIOD
                                                                                                 ENDED          APRIL 1, 1997*
                                                                                              DECEMBER 31,          THROUGH
                                                                                                  1998         DECEMBER 31, 1997
                                                                                            ----------------   -----------------
OPERATIONS:
  Net investment loss.....................................................................   $    (319,037)      $   (230,091)
  Net realized gain on investments........................................................       3,890,486         11,291,266
  Increase in unrealized appreciation on investments during the period....................       9,835,596         12,899,933
                                                                                            ----------------   -----------------
    Net increase in net assets resulting from operations..................................      13,407,045         23,961,108
                                                                                            ----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from capital gains: Institutional Shares..................................      (5,305,891)        (8,963,629)
                                    Investor Shares.......................................        (153,674)           (77,069)
                                                                                            ----------------   -----------------
                                                                                                (5,459,565)        (9,040,698)
                                                                                            ----------------   -----------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares (Note 1).........................      75,070,569        128,542,581
                                    Investor Shares.......................................      34,034,055          1,180,363
  Proceeds from shares issued on reinvestment
    of distributions: Institutional Shares................................................       4,771,812          8,181,980
                        Investor Shares...................................................         153,324             76,934
  Cost of capital stock repurchased: Institutional Shares.................................     (32,750,019)       (17,984,055)
                                     Investor Shares......................................     (28,964,378)           (16,179)
                                                                                            ----------------   -----------------
    Net increase in net assets resulting from capital stock transactions..................      52,315,363        119,981,624
                                                                                            ----------------   -----------------
      INCREASE IN NET ASSETS..............................................................      60,262,843        134,902,034
NET ASSETS:
  Beginning of period.....................................................................     134,902,034                -0-
                                                                                            ----------------   -----------------
  End of period (includes undistributed net investment income of $7,115 at December 31,
    1998 and $2,445 at December 31, 1997).................................................   $ 195,164,877       $134,902,034
                                                                                            ----------------   -----------------
                                                                                            ----------------   -----------------
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares (Note 1)..............................................       6,284,220         11,960,101
               Investor Shares............................................................       2,851,784             92,035
  Shares issued on reinvestment of distributions: Institutional Shares....................         429,488            685,832
                                                  Investor Shares.........................          13,800              6,443
  Shares repurchased: Institutional Shares................................................      (2,801,386)        (1,439,168)
                      Investor Shares.....................................................      (2,419,110)            (1,232)
                                                                                            ----------------   -----------------
    Net increase..........................................................................       4,358,796         11,304,011
  Shares outstanding, beginning of period.................................................      11,304,011                -0-
                                                                                            ----------------   -----------------
  Shares outstanding, end of period.......................................................      15,662,807         11,304,011
                                                                                            ----------------   -----------------
                                                                                            ----------------   -----------------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                 INSTITUTIONAL SHARES                   INVESTOR SHARES
                                          ----------------------------------   ----------------------------------
                                              YEAR          FOR THE PERIOD         YEAR          FOR THE PERIOD
                                              ENDED         APRIL 1, 1997*         ENDED          MAY 1, 1997*
                                          DECEMBER 31,         THROUGH         DECEMBER 31,         THROUGH
                                              1998        DECEMBER 31, 1997        1998        DECEMBER 31, 1997
                                          -------------   ------------------   -------------   ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $  11.93          $  10.00            $11.94            $10.03
                                          -------------        --------            ------            ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.....................        (0.02)(a)         (0.02)            (0.04)(a)         (0.02)
Net realized and unrealized gain on
  investments...........................         0.91              2.80              0.90              2.78
                                          -------------        --------            ------            ------
  Total from investment operations......         0.89              2.78              0.86              2.76
                                          -------------        --------            ------            ------
DISTRIBUTIONS
Distributions from capital gains........        (0.36)            (0.85)            (0.36)            (0.85)
                                          -------------        --------            ------            ------
Net asset value at end of period........     $  12.46          $  11.93            $12.44            $11.94
                                          -------------        --------            ------            ------
                                          -------------        --------            ------            ------
TOTAL RETURN:...........................         7.89%            27.80%**           7.55%            27.52%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................     $188,402          $133,741            $6,763            $1,162
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         0.97%             0.97%***          1.22%             1.22%***
  Expenses, prior to waiver from The
    Bank of New York....................         1.13%             1.10%***          1.46%             1.40%***
  Net investment loss, net of waiver
    from The Bank of New York...........        (0.19)%           (0.26)%***        (0.43)%           (0.54)%***
Portfolio turnover rate.................           84%               68%               84%               68%

*    COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.
(a)  BASED ON AVERAGE SHARES OUTSTANDING.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        SCHEDULE OF INVESTMENTS

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS--97.7%
            AUSTRALIA--2.5%
  36,660    Australia and New Zealand Banking Group
            Ltd. ...................................  $    240,150
  74,780    Broken Hill Propietary Co. Ltd. ........       551,281
  83,040    Colonial Ltd. ..........................       285,230
  45,050    Commonwealth Bank of Australia..........       640,042
  35,600    Foster's Brewing Group Ltd. ............        96,514
  52,500    Hoyts Cinemas Group.....................        44,116
  26,700    National Australian Bank Ltd. ..........       402,871
  50,500    News Corp. Ltd. (The)...................       333,910
  81,500    Publishing & Broadcasting Ltd. .........       356,423
 179,240    Quantas Airways Ltd. ...................       366,099
  23,100    Rio Tinto Ltd. .........................       274,236
*120,690    Telstra Corp. Ltd. .....................       564,826
  41,150    Westpac Banking Corp. ..................       275,621
  16,300    Woodside Petroleum Ltd. ................        72,984
                                                      ------------
                                                         4,504,303
                                                      ------------
            BRAZIL--0.4%
  22,037    Companhia Energetica de Minas Gerais
            (ADR)...................................       419,510
   5,000    Telebras (ADR)..........................       363,437
                                                      ------------
                                                           782,947
                                                      ------------
            FINLAND--2.2%
  33,000    Nokia AB, A Shares......................     4,040,763
                                                      ------------
            FRANCE--11.2%
  *4,200    Accor SA................................       909,742
   5,000    Alcatel Alsthom Nouvelles...............       612,223
  12,000    AXA SA..................................     1,740,002

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
   7,550    Cap Gemini SA...........................  $  1,212,336
   2,800    Carrefour Supermarche SA................     2,114,711
  16,300    France Telecom SA.......................     1,295,550
   2,700    L'OREAL.................................     1,952,669
   6,800    Legrand SA..............................     1,802,800
  10,900    Pinault-Printemps-Redoute SA............     2,083,921
 *26,000    Renault SA..............................     1,168,236
   8,740    Rexel SA................................       830,787
   4,100    Synthelabo..............................       868,265
  12,000    Total SA, B Shares......................     1,215,853
  10,600    Vivendi.................................     2,751,423
                                                      ------------
                                                        20,558,518
                                                      ------------
            GERMANY--8.1%
   6,227    Allianz AG..............................     2,317,927
  31,300    BASF AG.................................     1,194,233
  20,000    Bayerische Vereinsbank AG...............     1,582,613
  33,150    Daimlerchrysler AG......................     3,293,903
  23,000    Deutsche Telekom AG.....................       756,034
  20,000    Douglas Holdings AG.....................     1,182,757
   1,300    Douglas Holdings AG**...................        71,806
  22,000    METRO AG................................     1,730,307
   2,700    SAP AG-Vorzug...........................     1,296,019
  23,000    VEBA AG.................................     1,362,932
                                                      ------------
                                                        14,788,531
                                                      ------------
            GREECE--0.6%
  23,000    Intracom SA.............................     1,047,134
                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            HONG KONG--2.7%
  83,000    Cheung Kong Holdings Ltd. ..............  $    597,273
 *60,000    China Telecom (Hong Kong) Ltd. .........       103,778
  *3,600    China Telecom (Hong Kong) Ltd. (ADR)....       125,100
  39,000    CLP Holdings Ltd. ......................       194,313
 393,000    Dairy Farm International Holdings
            Ltd. ...................................       451,950
  62,000    Guocco Group Ltd. ......................       104,436
 173,000    Hang Lung Development Co. Ltd. .........       185,342
  14,500    Hang Seng Bank Ltd. ....................       129,610
  67,000    Henderson Land Development Co. Ltd. ....       346,792
  26,000    Hong Kong Electric Holdings Ltd. .......        78,866
 239,000    Hong Kong Land..........................       282,020
 121,600    Hong Kong Telecommunications Ltd. ......       212,678
  24,000    HSBC Holdings PLC.......................       597,886
  51,000    Hutchison Whampoa Ltd. .................       360,416
 137,000    Hysan Development Co. ..................       204,245
 170,000    New World Infrastructure Ltd. ..........       249,054
  64,000    Sun Hung Kai Properties Ltd. ...........       466,743
  38,500    Swire Pacific--Class A..................       172,441
                                                      ------------
                                                         4,862,943
                                                      ------------
NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            HUNGARY--0.4%
  28,000    MOL Magyar Olaj-es Gazipare, A Shares
            (GDR)...................................  $    773,500
                                                      ------------
            IRELAND--1.6%
  81,233    Allied Irish Banks PLC..................     1,446,245
  85,000    CRH PLC.................................     1,442,596
                                                      ------------
                                                         2,888,841
                                                      ------------
            ITALY--5.7%
  60,500    Assicurazioni Generali..................     2,531,623
 267,000    Banca Commerciale Italiana..............     1,845,911
 242,000    Credito Italiano........................     1,437,522
 350,000    Stet Societa' Finanziaria Telefonica
            SpA--RNC................................     2,207,476
 514,000    Telecom Italia Mobile SpA-- RNC.........     2,425,143
                                                      ------------
                                                        10,447,675
                                                      ------------
            JAPAN--17.0%
  64,000    Canon, Inc. ............................     1,370,213
 *32,000    Fuji Photo Film.........................     1,191,489
 112,000    Fujitsi Ltd. ...........................     1,494,326
  21,000    Ito-Yokado Co. Ltd. ....................     1,470,745
  51,000    Marui Co. Ltd. .........................       983,378
  19,000    Matsushita Communication Industrial Co.
            Ltd. ...................................       897,784
 130,000    Minebea Co. Ltd. .......................     1,491,312
  13,500    Nidec Corp. ............................     1,655,186
     120    Nippon Telegraph & Telephone Co.
            Ltd. ...................................       927,660

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
     480    NTT Data Corp. .........................  $  2,387,234
      78    NTT Mobile Communication Network,
            Inc. ...................................     3,215,426
 100,000    Sankyo Co. Ltd. ........................     2,189,716
  20,000    Secom Co. Ltd. .........................     1,659,574
  90,000    Sekisui House Ltd. .....................       953,457
  23,000    Seven-Eleven-Japan......................     1,855,496
 122,000    Sharp Corp. ............................     1,102,110
  64,000    Takeda Chemical Industries..............     2,468,085
 139,000    Terumo Corp. ...........................     3,277,837
  17,000    Tokyo Electric Power Co. Ltd. ..........       420,479
                                                      ------------
                                                        31,011,507
                                                      ------------
            MALAYSIA--0.3%
  28,000    Kuala Lumpur Kepong Berhad..............        33,517
  19,200    Malayan Banking Berhad..................        27,227
  37,000    Petronas Gas Berhad.....................        58,600
   3,000    Rothmans of Pall Mall Berhad............        12,376
 256,000    Sime Darby Berhad.......................       205,554
 102,000    Tenaga Nasional Berhad..................       146,519
                                                      ------------
                                                           483,793
                                                      ------------
            MEXICO--0.7%
 548,000    Controladora Commercial Mexicana SA.....       382,326
 345,000    Desc SA de CV, Series B.................       289,535
 183,000    Organizacion Soriana SA de CV,
            Series B................................       574,535
                                                      ------------
                                                         1,246,396
                                                      ------------
NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            NETHERLANDS--7.7%
  21,090    AEGON NV................................  $  2,591,439
  36,660    CMG PLC.................................       966,947
  26,684    Dortsche Petroleum-Industries MIJ NV....     1,182,985
  37,842    Internationale Nederlanden Groep NV.....     2,308,791
  22,000    Koninklijke Numic NV....................     1,049,182
  21,015    Oce NV..................................       755,855
   9,500    Philips Electronics NV..................       637,822
  43,000    Royal Dutch Petroleum Co. ..............     2,142,324
  16,200    Unilever NV.............................     1,385,464
   5,000    Wolters Kluwer-CVA......................     1,070,496
                                                      ------------
                                                        14,091,305
                                                      ------------
            NEW ZEALAND--0.2%
  32,000    Lion Nathan Ltd. .......................        81,648
  41,400    Telecom Corp. of New Zealand............       180,428
  43,000    Telecom Corp. of New Zealand Ltd.
            IR***...................................        94,268
                                                      ------------
                                                           356,344
                                                      ------------
            NORWAY--0.5%
  25,200    Tomra Systems ASA.......................       826,880
                                                      ------------
            PHILIPPINES--0.0%
1,750,000   Pryce Properties Corp. .................        44,987
                                                      ------------
            PORTUGAL--0.6%
  22,000    Portugal Telecom SA.....................     1,008,692
                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            SINGAPORE--0.7%
  74,000    City Developments Ltd. .................  $    320,667
 236,000    DBS Land Ltd. ..........................       347,564
  35,000    Keppel Corp. ...........................        93,758
  14,000    Oversea-Chinese Banking Corp. Ltd. .....        95,030
  55,000    Overseas Union Bank.....................       240,000
   6,000    Singapore International Airlines
            Ltd. ...................................        44,000
   1,645    Singapore Press Holdings Ltd. ..........        17,447
  89,000    Singapore Telecommunications Ltd. ......       135,927
                                                      ------------
                                                         1,294,393
                                                      ------------
            SOUTH KOREA--0.5%
   5,600    Korea Electric Power Corp. .............       138,778
  10,000    L.G. Chemical Ltd. .....................       108,940
   1,908    Samsung Display Devices Co. ............        94,091
   2,881    Samsung Electronics Co. ................       193,344
  55,264    Shinhan Bank............................       422,810
                                                      ------------
                                                           957,963
                                                      ------------
            SPAIN--3.7%
  79,216    Banco Santander.........................     1,576,542
  33,000    Centros Comerciales Pryca SA............     1,024,732
  66,500    Empresa Nacional de Electricidad SA.....     1,764,628
  54,950    Telefonica SA...........................     2,447,038
  54,950    Telefonica SA Rights, expiring
            1/30/1999...............................        48,863
                                                      ------------
                                                         6,861,803
                                                      ------------
NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            SWEDEN--1.0%
  76,700    Telefonaktiebolaget LM Ericsson-B
            Shares..................................  $  1,826,236
                                                      ------------
            SWITZERLAND--10.1%
   3,700    Adecco SA...............................     1,689,043
   7,000    Credit Suisse Group.....................     1,095,741
     865    Nestle SA...............................     1,883,036
   2,600    Novartis AG.............................     5,111,030
     370    Roche Holding AG........................     4,514,889
   5,300    UBS AG..................................     1,628,395
   3,525    Zurich Allied AG........................     2,610,066
                                                      ------------
                                                        18,532,200
                                                      ------------
            UNITED KINGDOM--19.3%
  70,000    Abbey National PLC......................     1,499,002
 100,800    Bank Of Scotland........................     1,204,233
 221,392    British Aerospace PLC...................     1,880,543
 222,502    British Petroleum Co. ..................     3,320,870
 220,002    British Telecommunications PLC..........     3,311,012
 165,000    Compass Group PLC.......................     1,888,852
 125,000    Glaxo Wellcome PLC......................     4,286,606
 201,000    Kingfisher PLC..........................     2,173,877
 194,609    Lloyds TSB Group PLC....................     2,762,088
  96,000    Misys PLC...............................       706,023
  70,000    Pearson PLC.............................     1,395,341
 200,000    Rentokil Initial PLC....................     1,507,488
 114,000    Sema Group PLC..........................     1,120,083
 224,277    SmithKline Beecham PLC..................     3,147,715
  64,859    Smiths Industries PLC...................       908,673
 196,878    Vodafone Group PLC......................     3,190,668
  24,000    Zeneca Group PLC........................     1,048,253
                                                      ------------
                                                        35,351,327
                                                      ------------
            TOTAL COMMON STOCKS
            (Cost $147,806,837).....................   178,588,981
                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            PREFERRED STOCKS--0.7%
            GERMANY--0.7%
   5,625    Fresenius AG
            (Cost $1,207,997).......................  $  1,182,007
                                                      ------------
            WARRANTS--0.0%
            GERMANY--0.0%
     *50    Muenchener Ruecksversich expiring
            6/03/2002 (Cost $2,029).................         2,341
                                                      ------------

            TOTAL INVESTMENTS
            (Cost $149,016,863) (a)-- 98.4%.........   179,773,329
            Other assets less liabilities-- 1.6%....     2,980,467
                                                      ------------
            NET ASSETS--100.0%......................  $182,753,796
                                                      ------------
                                                      ------------

ADR  AMERICAN DEPOSITARY RECEIPT.
GDR  GLOBAL DEPOSITARY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
**   ISSUED AS A RESULT OF AN EXERCISE OF RIGHTS.
***  GLOBAL OFFERING BY AMERITECH NEW ZEALAND INVESTMENTS, INC.
(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR THE FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 1998, NET UNREALIZED APPRECIATION WAS $30,756,466 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $35,010,067 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $4,253,601.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        INDUSTRY DIVERSIFICATION

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

                                                           % OF
                                                          TOTAL
                                           US$ VALUE    NET ASSETS
                                          ------------  ----------
Aerospace and Defense...................  $  1,880,543       1.0%
Agriculture.............................        33,517       0.0
Air Transportation......................       366,099       0.2
Automotive..............................     4,462,139       2.4
Banking.................................    20,020,808      11.0
Beverages--Brewers......................       178,162       0.1
Building Materials......................     3,526,517       1.9
Buildings and Home Furnishings..........       953,457       0.5
Business Equipment and Services.........     1,370,213       0.8
Chemicals...............................     2,494,662       1.4
Commercial Services.....................     1,689,043       0.9
Communications Equipment and Systems....     2,438,459       1.3
Communications and Publishing...........       356,423       0.2
Computer Services.......................     2,885,306       1.6
Computers...............................     6,656,829       3.6
Computers--Software & Peripherals.......     1,296,019       0.7
Conglomerates...........................     1,507,488       0.8
Construction............................       249,054       0.1
Consumer Goods and Services.............     5,442,377       3.0
Cosmetics and Toiletries................     1,952,669       1.1
Distribution & Wholesale................        58,600       0.0
Electronic Equipment & Components.......    10,190,291       5.6
Entertainment...........................        44,116       0.0
Environment Managment...................       826,880       0.5
Finance Companies.......................       389,666       0.2
Financial Services......................     1,437,522       0.8
Food & Beverages........................     4,421,155       2.4
Holdings Companies--Diversified.........     1,027,946       0.6
Insurance...............................     1,740,002       1.0
Insurance--Health, Life & Multi-Line....    10,051,055       5.5
Lodging.................................       909,742       0.5
Manufacturing...........................       908,673       0.5
Media...................................     1,729,251       0.9
Mining..................................       825,517       0.5
Multi-Industry..........................        93,758       0.1
Office Equipment........................       755,855       0.4
Oil & Gas...............................    10,071,448       5.5
Pharmaceuticals.........................    28,094,403      15.4
Publishing..............................     1,087,943       0.6
Real Estate Development.................     2,610,291       1.4
Real Estate Investment Trusts...........       185,342       0.1
Retail--Department Stores...............     3,288,220       1.8
Retail--Food Stores.....................       451,950       0.2

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

                                                           % OF
                                                          TOTAL
                                           US$ VALUE    NET ASSETS
                                          ------------  ----------

Retail--General Merchandise.............  $  2,497,037       1.4%
Retail--Specialty Stores................     1,927,302       1.1
Retailing...............................     2,207,489       1.2
Telecommunications......................    28,550,822      15.6
Transportation: Air.....................        44,000       0.0
Utilities...............................     3,587,269       2.0
                                          ------------     -----
Total Value of Investments..............   179,773,329      98.4
Other Assets, Less Liabilities..........     2,980,467       1.6
                                          ------------     -----
Net Assets..............................  $182,753,796     100.0%
                                          ------------     -----
                                          ------------     -----

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND
        STATEMENT OF ASSETS AND LIABILITIES

          DECEMBER 31, 1998

--------------------------------------------------------------------------------

ASSETS:
  Investments at value (Cost $149,016,863)..................  $179,773,329
  Foreign currency, at value (Cost $92,581).................        92,341
  Cash......................................................     3,705,693
  Receivables:
    Investments sold........................................       992,366
    Dividends...............................................       332,079
    Capital stock sold......................................       140,773
  Deferred organization costs and other assets..............        20,422
                                                              ------------
      TOTAL ASSETS..........................................   185,057,003
                                                              ------------
LIABILITIES:
  Payables:
    Investments purchased...................................        39,266
    Services provided by The Bank of New York and
      Administrator.........................................       111,812
    Capital stock repurchased...............................     2,061,526
  Accrued expenses and other liabilities....................        90,603
                                                              ------------
      TOTAL LIABILITIES.....................................     2,303,207
                                                              ------------
NET ASSETS:.................................................  $182,753,796
                                                              ------------
                                                              ------------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $     14,171
  Capital surplus...........................................   163,082,656
  Undistributed net investment loss.........................       (72,322)
  Accumulated net realized loss on investments..............   (11,049,931)
  Net unrealized appreciation on investments................    30,756,466
  Net unrealized appreciation on foreign currency
    denominated assets and liabilities......................        22,756
                                                              ------------
NET ASSETS..................................................  $182,753,796
                                                              ------------
                                                              ------------
INSTITUTIONAL SHARES:
  Net assets................................................  $177,362,462
                                                              ------------
                                                              ------------
  Shares outstanding........................................    13,750,589
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      12.90
                                                              ------------
                                                              ------------
INVESTOR SHARES:
  Net assets................................................  $  5,391,334
                                                              ------------
                                                              ------------
  Shares outstanding........................................       419,926
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      12.84
                                                              ------------
                                                              ------------
Institutional Shares authorized @ $.001 par value...........   200,000,000
Investor Shares authorized @ $.001 par value................   200,000,000

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of
    $205,766)...............................................  $ 2,622,860
                                                              -----------
EXPENSES:
  Advisory..................................................    1,234,365
  Administration............................................      290,440
  12b-1 fee--Investor Shares................................       10,675
  Custodian.................................................      125,048
  Accounting services.......................................       78,000
  Transfer agent............................................       77,436
  Registration and filings..................................       37,502
  Directors.................................................       11,762
  Audit.....................................................        5,491
  Reports to shareholders...................................       12,935
  Organization..............................................        4,015
  Cash management...........................................        4,306
  Legal.....................................................        2,497
  Insurance.................................................        3,032
  Other.....................................................       37,190
                                                              -----------
    TOTAL EXPENSES..........................................    1,934,694
  Fees waived by the Bank of New York.......................      (79,747)
  Earnings credit adjustment (Note 3).......................         (100)
                                                              -----------
    NET EXPENSES............................................    1,854,847
                                                              -----------
    NET INVESTMENT INCOME...................................      768,013
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
    Investments.............................................   (6,557,401)
    Foreign currency transactions...........................     (582,931)
                                                              -----------
  Net realized loss on investments..........................   (7,140,332)
                                                              -----------
  Increase in unrealized appreciation on:
    Investments.............................................   29,913,565
    Foreign currency denominated assets and liabilities.....       25,782
                                                              -----------
  Net unrealized gain on investments during the year........   29,939,347
                                                              -----------
  Net realized and unrealized gain on investments...........   22,799,015
                                                              -----------
  Net increase in net assets resulting from operations......  $23,567,028
                                                              -----------
                                                              -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                 FOR THE PERIOD
                                                                                YEAR             APRIL 1, 1997*
                                                                               ENDED                 THROUGH
                                                                         DECEMBER 31, 1998      DECEMBER 31, 1997
                                                                        --------------------  ---------------------
OPERATIONS:
  Net investment income...............................................     $      768,013         $     138,617
  Net realized loss on investments and foreign currency transactions..         (7,140,332)           (4,863,284)
  Increase in unrealized appreciation on investments and foreign
    currency denominated assets and liabilities during the period.....         29,939,347               839,875
                                                                        --------------------  ---------------------
    Net increase (decrease) in net assets resulting from operations...         23,567,028            (3,884,792)
                                                                        --------------------  ---------------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares..........           (233,491)                  -0-
                                        Investor Shares...............             (6,904)                  -0-
                                                                        --------------------  ---------------------
                                                                                 (240,395)                  -0-
                                                                        --------------------  ---------------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares..............         99,585,768           108,400,074
                                    Investor Shares...................          2,506,420             2,786,448
  Proceeds from shares issued on reinvestment of dividends and
    distributions: Institutional Shares...............................             53,831                   -0-
                      Investor Shares.................................              6,854                   -0-
  Cost of capital stock repurchased: Institutional Shares.............        (39,696,041)           (9,914,630)
                                    Investor Shares...................           (395,823)              (20,946)
                                                                        --------------------  ---------------------
    Increase in net assets resulting from capital stock
      transactions....................................................         62,061,009           101,250,946
                                                                        --------------------  ---------------------
      INCREASE IN NET ASSETS..........................................         85,387,642            97,366,154
NET ASSETS:
  Beginning of period.................................................         97,366,154                   -0-
                                                                        --------------------  ---------------------
  End of period.......................................................     $  182,753,796         $  97,366,154
                                                                        --------------------  ---------------------
                                                                        --------------------  ---------------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares...................................          8,210,790             9,802,001
                      Investor Shares.................................            212,610               241,976
  Shares issued on reinvestment of dividends: Institutional Shares....              4,273                   -0-
                                              Investor Shares.........                546                   -0-
  Shares repurchased: Institutional Shares............................         (3,331,804)             (934,671)
                      Investor Shares.................................            (33,304)               (1,902)
                                                                        --------------------  ---------------------
    Net increase......................................................          5,063,111             9,107,404
  Shares outstanding, beginning of period.............................          9,107,404                   -0-
                                                                        --------------------  ---------------------
  Shares outstanding, end of period...................................         14,170,515             9,107,404
                                                                        --------------------  ---------------------
                                                                        --------------------  ---------------------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                 INSTITUTIONAL SHARES                   INVESTOR SHARES
                                          ----------------------------------   ----------------------------------
                                              YEAR          FOR THE PERIOD         YEAR          FOR THE PERIOD
                                              ENDED         APRIL 1, 1997*         ENDED          MAY 1, 1997*
                                          DECEMBER 31,         THROUGH         DECEMBER 31,         THROUGH
                                              1998        DECEMBER 31, 1997        1998        DECEMBER 31, 1997
                                          -------------   ------------------   -------------   ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $  10.69           $ 10.00            $10.66            $10.19
                                          -------------         -------            ------            ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.03              0.02              0.03              0.02
Net realized and unrealized gain on
  investments and foreign currency
  transactions..........................         2.20              0.67              2.17              0.45
                                          -------------         -------            ------            ------
  Total from investment operations......         2.23              0.69              2.20              0.47
                                          -------------         -------            ------            ------
DIVIDENDS
Dividends from net investment income....        (0.02)              -0-             (0.02)              -0-
                                          -------------         -------            ------            ------
Net asset value at end of period........     $  12.90           $ 10.69            $12.84            $10.66
                                          -------------         -------            ------            ------
                                          -------------         -------            ------            ------
TOTAL RETURN:...........................        20.84%             6.90%**          20.61%             4.61%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................     $177,363           $94,806            $5,391            $2,560
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         1.27%             1.26%***          1.52%             1.52%***
  Expenses, prior to waiver from The
    Bank of New York....................         1.32%             1.49%***          1.65%             1.75%***
  Net investment income
    net of waiver from The Bank of New
    York................................         0.54%             0.26%***          0.32%             0.33%***
Portfolio turnover rate.................           75%               36%               75%               36%

*    COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        SCHEDULE OF INVESTMENTS

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             -----------
              COLLATERALIZED MORTGAGE OBLIGATIONS--44.4%
              COLLATERIZED MORTGAGE SECURITIES CORP.-- 0.7%
$   499,000   Series 1990-7C, 9.25%, 10/20/20.........  $   499,681
                                                        -----------
              FEDERAL HOME LOAN MORTGAGE CORP.-- 18.4%
     73,428   Series 1292-F, 7.75%, 07/15/05..........       73,552
     48,510   Series 1338-G, 6.75%, 01/15/06..........       48,437
    275,000   Series 1176-H, 8.00%, 12/15/06..........      290,660
    500,000   Series 1338-J, 7.00%, 02/15/07..........      507,714
    133,986   Series 1663-D, 7.00%, 08/15/11..........      134,799
  2,260,000   Series 1371-PI, 6.00%, 04/15/21.........    2,248,860
  1,662,000   Series 1407-PK, 7.00%, 08/15/21.........    1,695,229
  2,100,000   Series 1494-PJ, 6.85%, 01/15/22.........    2,136,954
    375,000   Series 1588-TC, 6.50%, 09/15/23.........      372,385
    868,000   Series 1602-H, 6.50%, 10/15/23..........      856,926
  2,046,000   Series 1608-O, 6.50%, 11/15/23..........    1,991,942
  1,115,000   Series 1621-M, 6.50%, 11/15/23..........    1,122,422
    313,000   Series 1633-C, 6.50%, 12/15/23..........      303,591

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             -----------
              COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$ 1,988,000   Series 1669-L, 6.50%, 02/15/24..........  $ 2,005,181
    498,000   Series 1672-N, 7.00%, 02/15/24..........      502,904
                                                        -----------
                                                         14,291,556
                                                        -----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION--25.3%
    118,547   Series 1993-47A, 6.65%, 03/25/05........      118,284
    125,972   Series 1992-108G, 7.00%, 08/25/05.......      125,920
  1,250,000   Series 1994-86PE, 6.00%, 09/25/06.......    1,256,856
    848,581   Series 1988-15A, 9.00%, 06/25/18........      905,062
     47,354   Series 1990-31H, 7.00%, 06/25/19........       47,429
    368,000   Series 1992-129J, 4.00%, 07/25/20.......      351,749
  1,040,000   Series 1992-214PK, 7.00%, 09/25/20......    1,054,788
  2,759,887   Series G92-15Z, 7.00%, 01/25/22.........    2,892,498
    285,000   Series G93-34PH, 6.35%, 02/25/22........      285,372
    800,000   Series 1993-96PJ, 7.00%, 08/25/22.......      821,585
    665,818   Series 1992-172M, 7.00%, 09/25/22.......      681,331
  1,088,245   Series 1993-141Z, 7.00%, 08/25/23.......    1,140,195

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             -----------
              COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$ 2,664,000   Series 1993-149M, 7.00%, 08/25/23.......  $ 2,757,321
  1,263,000   Series 1993-252N, 6.50%, 08/25/23.......    1,288,056
  2,915,000   Series 1993-178PK, 6.50%, 09/25/23......    2,920,014
  1,339,000   Series 1993-203B, 6.50%, 10/25/23.......    1,345,173
    762,000   Series 1993-203PL, 6.50%, 10/25/23......      777,617
    839,000   Series X225C-UB, 6.50%, 12/25/23........      855,471
                                                        -----------
                                                         19,624,721
                                                        -----------
              TOTAL COLLATERALIZED MORTGAGE
              OBLIGATIONS
              (Cost $33,330,017)......................   34,415,958
                                                        -----------

              UNITED STATES GOVERNMENT AGENCIES &
              OBLIGATIONS--33.9%
              FEDERAL HOME LOAN BANK--1.0%
    625,000   9.00%, 03/15/06.........................      765,856
                                                        -----------
              FEDERAL HOME LOAN MORTGAGE CORP.-- 4.6%
  3,450,000   5.75%, 04/15/08.........................    3,551,785
                                                        -----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION--1.2%
    750,000   6.41%, 05/22/00.........................      764,065
    125,000   6.40%, 09/27/05.........................      133,402
                                                        -----------
                                                            897,467
                                                        -----------
              TENNESSEE VALLEY AUTHORITY--8.3%
  1,350,000   6.00%, 11/01/00.........................    1,375,203
 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             -----------
              UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS
              (CONTINUED)
$ 5,000,000   6.125%, 07/15/03........................  $ 5,085,975
                                                        -----------
                                                          6,461,178
                                                        -----------
              UNITED STATES TREASURY NOTES--18.8%
  3,000,000   6.75%, 04/30/00.........................    3,078,750
  2,000,000   5.75%, 08/15/03.........................    2,087,500
  3,250,000   5.875%, 11/15/05........................    3,467,344
  3,000,000   6.875%, 05/15/06........................    3,390,939
  2,250,000   6.625%, 05/15/07........................    2,531,250
                                                        -----------
                                                         14,555,783
                                                        -----------
              TOTAL UNITED STATES GOVERNMENT AGENCIES
              & OBLIGATIONS
              (Cost $25,615,075)......................   26,232,069
                                                        -----------

              MORTGAGE-BACKED SECURITIES-- 17.8%
              FEDERAL HOME LOAN MORTGAGE CORP.-- 6.7%
     87,309   Pool #218711, 8.00%, 10/01/02...........       88,904
    190,436   Pool #251836, 8.50%, 05/01/04...........      195,717
    296,943   Pool #182217, 8.00%, 12/01/04...........      304,462
     64,717   Pool #502185, 8.50%, 07/01/05...........       66,936
    101,904   Pool #184275, 8.25%, 09/01/08...........      106,347
     18,276   Pool #160062, 9.50%, 10/01/08...........       19,323

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             -----------
              MORTGAGE-BACKED SECURITIES (CONTINUED)
$    21,761   Pool #160065, 9.50%, 11/01/08...........  $    23,009
     23,159   Pool #160066, 9.75%, 11/01/08...........       24,533
    285,541   Pool #185743, 8.50%, 12/01/08...........      294,938
    327,258   Pool #251974, 8.50%, 04/01/09...........      341,918
    343,719   Pool #185964, 8.50%, 02/01/10...........      358,453
    350,442   Gold Pool #E20201, 7.50%, 10/01/10......      360,544
  1,715,701   Gold Pool #G10439, 6.50%, 01/01/11......    1,743,359
    354,575   Gold Pool #E00417, 7.00%, 02/01/11......      362,680
    244,787   Pool #555045, 8.00%, 05/01/19...........      251,755
    638,274   Gold Pool #A01217, 8.50%, 04/01/20......      675,209
                                                        -----------
                                                          5,218,087
                                                        -----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION--3.5%
     49,480   Pool #34510, 7.25%, 08/01/01............       49,446
     79,173   Pool #168430, 7.00%, 07/01/03...........       79,488
    672,905   Pool #195152, 7.00%, 01/01/08...........      687,844
    308,816   Pool #81860, 8.00%, 04/01/09............      319,612
 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             -----------
              MORTGAGE-BACKED SECURITIES (CONTINUED)
$   527,089   Pool #278437, 7.50%, 05/01/09...........  $   542,444
    209,999   Pool #6222, 9.00%, 04/01/16.............      225,030
    470,366   Pool #124118, 9.00%, 03/01/22...........      500,391
    287,513   Pool #320514, 6.50%, 09/01/25...........      289,530
                                                        -----------
                                                          2,693,785
                                                        -----------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--7.6%
     40,134   Pool #6400, 8.00%, 06/15/05.............       41,690
     53,585   Pool #7774, 8.00%, 09/15/05.............       55,662
     47,121   Pool #7038, 8.00%, 10/15/05.............       48,947
     56,209   Pool #11310, 8.00%, 11/15/05............       58,387
      8,866   Pool #9839, 8.00%, 07/15/06.............        9,210
     33,562   Pool #10459, 8.00%, 08/15/06............       34,862
     96,388   Pool #10419, 8.00%, 09/15/06............      100,124
     56,733   Pool #12590, 8.00%, 09/15/06............       58,931
     88,228   Pool #14295, 8.00%, 01/15/07............       91,647
     77,486   Pool #204365, 9.00%, 03/15/17...........       83,288

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             -----------
              MORTGAGE-BACKED SECURITIES (CONTINUED)
$   297,548   Pool #247223, 9.00%, 04/15/18...........  $   319,140
     42,084   Pool #177793, 9.50%, 05/15/19...........       45,473
      9,892   Pool #256032, 8.50%, 10/15/19...........       10,583
      6,782   Pool #284645, 8.50%, 02/15/20...........        7,252
     64,840   Pool #290778, 9.50%, 05/15/20...........       70,085
     26,194   Pool #319650, 7.00%, 11/15/22...........       26,825
     50,268   Pool #350532, 6.50%, 06/15/23...........       50,800
  1,579,578   Pool #351405, 6.50%, 01/15/24...........    1,595,631
    169,727   Pool #359470, 7.00%, 01/15/24...........      173,731
    256,349   Pool #376445, 6.50%, 04/15/24...........      258,954
    189,437   Pool #386348, 7.50%, 06/15/24...........      195,267
  1,417,755   Pool #780035, 6.50%, 07/15/24...........    1,432,163
    335,292   Pool #407323, 8.25%, 04/15/25...........      351,847
    737,376   Pool #464820, 7.00%, 09/15/28...........      754,435
                                                        -----------
                                                          5,874,934
                                                        -----------
              TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $13,652,651)......................   13,786,806
                                                        -----------

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------   FIXED RATE SECURITIES--1.6%               -----------
$ 1,200,000   Private Exempt Funding
              6.90%, 01/31/03 (Cost $1,279,140).......  $ 1,273,490
                                                        -----------

              MONEY MARKET FUND--1.5%
  1,172,050   ACM Institutional Reserves (Government
              Portfolio), 4.88% (a)
              (Cost $1,172,050).......................    1,172,050
                                                        -----------
              TOTAL INVESTMENTS
              (Cost $75,048,933) (b)--99.2%...........   76,880,373
              Other assets less
              liabilities--0.8%.......................      588,483
                                                        -----------
              NET ASSETS--100.0%......................  $77,468,856
                                                        -----------
                                                        -----------

(a)  REPRESENTS ANNUALIZED YIELD AT DECEMBER 31, 1998.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 1998, NET REALIZED APPRECIATION WAS $1,831,440 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $1,903,439 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $71,999.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND
        STATEMENT OF ASSETS AND LIABILITIES

         DECEMBER 31, 1998

--------------------------------------------------------------------------------

ASSETS:
  Investment at value
    (Cost $75,048,933)......................................  $76,880,373
  Cash......................................................           39
  Receivables:
    Interest................................................      696,383
    Investments sold........................................       84,054
    Capital stock sold......................................        3,318
  Other assets..............................................        3,241
                                                              -----------
      TOTAL ASSETS..........................................   77,667,408
                                                              -----------
LIABILITIES:
  Payables:
    Dividends...............................................      114,234
    Services provided by the Bank of New York and
      Administrator.........................................       62,245
  Accrued expenses and other liabilities....................       22,073
                                                              -----------
      TOTAL LIABILITIES.....................................      198,552
                                                              -----------
NET ASSETS:.................................................  $77,468,856
                                                              -----------
                                                              -----------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $     7,714
  Capital surplus...........................................   78,041,413
  Accumulated net realized loss on investments..............   (2,411,711)
  Net unrealized appreciation on investments................    1,831,440
                                                              -----------
                                                              $77,468,856
                                                              -----------
                                                              -----------
INSTITUTIONAL SHARES:
  Net assets................................................  $64,944,370
                                                              -----------
                                                              -----------
  Shares outstanding........................................    6,466,520
                                                              -----------
                                                              -----------
  Net asset value, offering price and repurchase price per
    share...................................................  $     10.04
                                                              -----------
                                                              -----------
INVESTOR SHARES:
  Net assets................................................  $12,524,486
                                                              -----------
                                                              -----------
  Shares outstanding........................................    1,247,666
                                                              -----------
                                                              -----------
  Net asset value, offering price and repurchase price per
    share...................................................  $     10.04
                                                              -----------
                                                              -----------
Institutional Shares authorized @ $.001 par value...........  200,000,000
Investor Shares authorized @ $.001 par value................  200,000,000

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
  Interest..................................................  $4,919,727
                                                              ----------
EXPENSES:
  Advisory..................................................     376,493
  Administration............................................     150,597
  12b-1 fee--Investor Shares................................      29,270
  Accounting services.......................................      60,000
  Transfer agent............................................      38,834
  Custodian.................................................      35,099
  Registration and filings..................................      19,108
  Directors.................................................      11,824
  Reports to shareholders...................................       6,542
  Audit.....................................................       2,344
  Insurance.................................................       2,810
  Cash management...........................................       1,203
  Legal.....................................................       1,311
  Other.....................................................      19,862
                                                              ----------
    TOTAL EXPENSES..........................................     755,297
  Fees waived by The Bank of New York (Note 3)..............     (47,060)
  Earnings credit adjustment (Note 3).......................        (926)
                                                              ----------
    NET EXPENSES............................................     707,311
                                                              ----------
    NET INVESTMENT INCOME...................................   4,212,416
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments..........................     390,562
  Increase in unrealized appreciation on investments during
    the year................................................     848,611
                                                              ----------
  Net realized and unrealized gain on investments...........   1,239,173
                                                              ----------
  Net increase in net assets resulting from operations......  $5,451,589
                                                              ----------
                                                              ----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                         YEAR ENDED DECEMBER 31,
                                                                        --------------------------
                                                                            1998          1997
                                                                        ------------  ------------
OPERATIONS:
  Net investment income...............................................  $  4,212,416  $  3,871,834
  Net realized gain (loss) on investments.............................       390,562      (473,862)
  Increase in unrealized appreciation on investments during the
    year..............................................................       848,611     1,756,995
                                                                        ------------  ------------
    Net increase in net assets resulting from operations..............     5,451,589     5,154,967
                                                                        ------------  ------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares..........    (3,582,992)   (2,572,247)
                                        Investor Shares...............      (629,424)   (1,299,587)
                                                                        ------------  ------------
                                                                          (4,212,416)   (3,871,834)
                                                                        ------------  ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares (Note 1).....    18,433,862    68,354,492
                                    Investor Shares...................     3,922,671     6,365,101
  Proceeds from shares issued on reinvestment of dividends:
                                     Institutional Shares.............     2,226,503     1,858,663
                                     Investor Shares..................       462,394       723,282
  Cost of capital stock repurchased: Institutional Shares.............   (20,886,557)   (8,174,171)
                                     Investor Shares (Note 1).........    (2,515,264)  (59,940,998)
                                                                        ------------  ------------
    Net increase in net assets resulting from capital stock
     transactions.....................................................     1,643,609     9,186,369
                                                                        ------------  ------------
      INCREASE IN NET ASSETS..........................................     2,882,782    10,469,502
NET ASSETS:
  Beginning of year...................................................    74,586,074    64,116,572
                                                                        ------------  ------------
  End of year.........................................................  $ 77,468,856  $ 74,586,074
                                                                        ------------  ------------
                                                                        ------------  ------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares (Note 1)..........................     1,849,294     7,141,742
                Investor Shares.......................................       393,783       657,553
  Shares issued on reinvestment of dividends: Institutional Shares....       223,193       191,010
                                              Investor Shares.........        46,361        75,288
  Shares repurchased: Institutional Shares............................    (2,099,046)     (839,673)
                      Investor Shares (Note 1)........................      (251,939)   (6,283,195)
                                                                        ------------  ------------
    Net increase......................................................       161,646       942,725
  Shares outstanding, beginning of year...............................     7,552,540     6,609,815
                                                                        ------------  ------------
  Shares outstanding, end of year.....................................     7,714,186     7,552,540
                                                                        ------------  ------------
                                                                        ------------  ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   INSTITUTIONAL SHARES
                                          ---------------------------------------
                                                 YEAR            FOR THE PERIOD
                                                ENDED            APRIL 1, 1997*
                                             DECEMBER 31,           THROUGH
                                                 1998          DECEMBER 31, 1997
                                          ------------------   ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................        $  9.88              $  9.53
                                                -------              -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................           0.56                 0.42
Net realized and unrealized gain on
  investments...........................           0.16                 0.35
                                                -------              -------
  Total from investment operations......           0.72                 0.77
                                                -------              -------
DIVIDENDS
Dividends from net investment income....          (0.56)               (0.42)
                                                -------              -------
Net asset value at end of period........        $ 10.04              $  9.88
                                                -------              -------
                                                -------              -------
TOTAL RETURN:...........................           7.49%                8.27%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................        $64,944              $64,128
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................           0.90%                0.90%***
  Expenses, prior to waiver from The
    Bank of New York....................           0.96%                0.99%***
  Net investment income, net of waiver
    from The Bank of New York...........           5.63%                5.79%***
Portfolio turnover rate.................             61%                  41%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

--------------------------------------------------------------------------------

                                                                 INVESTOR SHARES
                                          -------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------
                                            1998         1997         1996         1995         1994
                                          ---------    ---------    ---------    ---------    ---------
PER SHARE DATA:
Net asset value at beginning of
  period................................  $    9.87    $    9.70    $    9.94    $    9.10    $   10.12
                                          ---------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................       0.54         0.54         0.54         0.53         0.50
Net realized and unrealized gain (loss)
  on investments........................       0.17         0.17        (0.24)        0.84        (1.02)
                                          ---------    ---------    ---------    ---------    ---------
  Total from investment operations......       0.71         0.71         0.30         1.37        (0.62)
                                          ---------    ---------    ---------    ---------    ---------
DIVIDENDS
Dividends from net investment income....      (0.54)       (0.54)       (0.54)       (0.53)       (0.50)
                                          ---------    ---------    ---------    ---------    ---------
Net asset value at end of period........  $   10.04    $    9.87    $    9.70    $    9.94    $    9.10
                                          ---------    ---------    ---------    ---------    ---------
                                          ---------    ---------    ---------    ---------    ---------
TOTAL RETURN:+..........................       7.33%        7.54%        3.16%       15.40%       (5.17)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................  $  12,525    $  10,458    $  64,117    $  60,659    $  59,328
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................       1.15%        1.08%        1.02%        1.06%        1.07%
  Expenses, prior to waiver from The
    Bank of New York....................       1.26%        1.11%        1.02%        1.06%        1.10%
  Net investment income, net of waiver
    from The Bank of New York...........       5.38%        5.57%        5.54%        5.52%        5.30%
Portfolio turnover rate.................         61%          41%          57%          48%          49%

+ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS IN WHICH THE SALES LOAD WAS IN EFFECT.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        SCHEDULE OF INVESTMENTS

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             ------------
              CORPORATE BONDS--58.9%
              AEROSPACE AND DEFENSE--1.4%
$ 5,500,000   Raytheon Co. 6.30%, 03/15/05............  $  5,650,557
                                                        ------------
              BANKING--2.5%
  1,000,000   First Union Corp. 7.00%, 03/15/06.......     1,070,652
  6,400,000   Interamerican Development Bank 8.50%,
              03/15/11................................     8,157,741
    500,000   Norwest Financial, Inc. 6.75%,
              06/01/05................................       528,680
                                                        ------------
                                                           9,757,073
                                                        ------------
              CONGLOMERATES--2.4%
  9,075,000   Tenneco, Inc. 6.70%, 12/15/05...........     9,316,177
                                                        ------------
              ENTERTAINMENT--6.1%
  4,500,000   PRIMEDIA Inc., Series B 8.50%,
              02/01/06................................     4,635,000
  7,250,000   Time Warner, Inc. PATS 6.10%, 12/30/01
              (a).....................................     7,362,136
  5,500,000   Time Warner, Inc. 7.75%, 06/15/05.......     6,097,426
  5,700,000   Viacom, Inc. 7.75%, 06/01/05............     6,223,938
                                                        ------------
                                                          24,318,500
                                                        ------------
              FINANCIAL SERVICES--28.2%
    125,000   Aetna Services, Inc. 7.125%, 08/15/06...       131,477
  7,850,000   Aetna Services, Inc. 6.97%, 08/15/36....     8,326,071
  3,200,000   Ameritech Capital Funding Corp. 6.30%,
              10/15/04................................     3,366,259

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             ------------
              CORPORATE BONDS (CONTINUED)
$ 8,945,000   Associates Corp. N.A 6.875%, 08/01/03...  $  9,423,683
  5,000,000   Block Financial Corp. 6.75%, 11/01/04...     5,245,090
  7,880,000   Chrysler Financial Corp. 6.03%,
              03/12/01................................     7,993,567
  4,750,000   Ford Motor Credit Corp. 7.00%,
              09/25/01................................     4,935,188
  3,750,000   General Electric Capital Corp. 7.875%,
              12/01/06................................     4,336,792
  2,250,000   General Motors Acceptance Corp. 6.05%,
              10/04/99................................     2,266,450
  6,000,000   General Motors Acceptance Corp. 6.70%,
              04/18/01................................     6,160,848
  5,000,000   General Motors Acceptance Corp. 8.25%,
              02/28/02................................     5,392,020
    665,000   General Motors Acceptance Corp. 8.25%,
              02/24/04................................       742,432
 10,000,000   Goldman Sachs Group, L.P. 6.75%,
              02/15/06 (a)............................    10,282,580
  6,800,000   Lehman Brothers Holdings, Inc. 7.375%,
              05/15/04................................     7,062,276
  8,665,000   Lehman Brothers Holdings, Inc. 7.375%,
              05/15/07................................     8,752,083
  4,150,000   Merrill Lynch & Co. 6.07%, 10/15/01.....     4,196,675
  1,500,000   Merrill Lynch & Co. 8.30%, 11/01/02.....     1,629,494
  7,089,000   Merrill Lynch & Co. 6.55%, 08/01/04.....     7,347,699
  4,775,000   Morgan Stanley Dean Witter & Co. 6.70%,
              05/01/01................................     4,887,814

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             ------------
              CORPORATE BONDS (CONTINUED)
$   950,000   Salomon, Inc. 7.00%, 06/15/03...........  $    990,011
    500,000   Salomon, Inc. 6.875%, 12/15/03..........       519,943
  4,850,000   Salomon Smith Barney 6.25%, 01/15/05....     4,903,830
  3,000,000   Sears Roebuck Acceptance Corp. 6.95%,
              05/15/02................................     3,112,974
                                                        ------------
                                                         112,005,256
                                                        ------------
              FOOD PROCESSING--3.3%
  8,075,000   Nabisco, Inc. 6.85%, 06/15/05...........     8,239,447
  5,000,000   Nabisco, Inc. 6.125%, 02/01/33..........     4,928,350
                                                        ------------
                                                          13,167,797
                                                        ------------
              HOTELS AND GAMING--1.1%
  4,500,000   Hilton Hotels Corp. 7.375%, 06/01/02....     4,533,957
                                                        ------------
              INDUSTRIAL & COMMERCIAL
              SERVICES--0.8%
  3,000,000   WMX Technologies, Inc. 7.70%,
              10/01/02................................     3,178,599
                                                        ------------
              MEDIA--1.3%
  1,000,000   Chancellor Media Corp. (a) 9.00%,
              10/01/08................................     1,055,000
    901,000   Paramount Communications, Inc. 5.875%,
              07/15/00................................       905,851
  3,000,000   USA Networks, Inc. (a) 6.75%,
              11/15/05................................     3,015,309
                                                        ------------
                                                           4,976,160
                                                        ------------
 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             ------------
              CORPORATE BONDS (CONTINUED)
              OIL & GAS--1.3%
$ 5,000,000   Global Marine, Inc. 7.125%, 09/01/07....  $  5,072,015
                                                        ------------
              RESTAURANTS--2.1%
  8,000,000   Tricon Global Restaurants, Inc. 7.45%,
              05/15/05................................     8,245,656
                                                        ------------
              RETAIL--DEPARTMENT STORES--2.2%
  3,000,000   Penney (J.C.) & Co., Inc. 7.25%,
              04/01/02................................     3,122,355
  5,230,000   Sears Roebuck Co., Series 3, 6.92%,
              06/17/04................................     5,488,017
                                                        ------------
                                                           8,610,372
                                                        ------------
              TELECOMMUNICATIONS--5.4%
  3,500,000   Comcast Cellular Holdings 9.50%,
              05/01/07................................     3,710,000
  5,000,000   GTE Corp. 7.51%, 04/01/09...............     5,739,780
  5,130,000   MCI Worldcom, Inc. 6.40%, 08/15/05......     5,324,114
  5,000,000   Tele-Communications, Inc. 6.58%,
              02/15/05 (b)............................     5,673,535
  1,000,000   US West Communications 6.625%,
              09/15/05................................     1,073,899
                                                        ------------
                                                          21,521,328
                                                        ------------
              UTILITIES--ELECTRIC--0.8%
  3,000,000   Niagara Mohawk Power Corp. 7.125%,
              07/01/01................................     3,061,611
                                                        ------------
              TOTAL CORPORATE BONDS
              (Cost $226,105,328).....................   233,415,058
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             ------------
              UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS--29.7%
              FEDERAL HOME LOAN BANK--1.4%
$ 5,500,000   5.50%, 04/14/00.........................  $  5,534,573
                                                        ------------
              FEDERAL HOME LOAN MORTGAGE
              CORP.--1.6%
  2,700,000   7.93%, 01/20/05.........................     3,076,890
  3,000,000   5.75%, 04/15/08.........................     3,088,509
                                                        ------------
                                                           6,165,399
                                                        ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION--8.1%
  2,440,000   0.00%, 08/15/01.........................     2,148,315
  3,000,000   6.85%, 04/05/04.........................     3,224,277
  9,950,000   7.375%, 03/28/05........................    11,085,395
  5,500,000   5.75%, 06/15/05.........................     5,709,330
  5,000,000   5.94%, 12/12/05.........................     5,213,010
  3,725,000   5.875%, 02/02/06........................     3,863,816
  1,000,000   6.06%, 02/03/06.........................     1,025,645
                                                        ------------
                                                          32,269,788
                                                        ------------
              TENNESSEE VALLEY AUTHORITY--0.1%
    275,000   6.00%, 11/01/00.........................       280,134
                                                        ------------
              UNITED STATES TREASURY NOTES--18.5%
 17,000,000   5.75%, 08/15/03.........................    17,743,750
 15,400,000   7.00%, 07/15/06.........................    17,536,750
 34,475,000   6.50%, 10/15/06.........................    38,267,250
                                                        ------------
                                                          73,547,750
                                                        ------------
              TOTAL UNITED STATES GOVERNMENT AGENCIES
              & OBLIGATIONS
              (Cost $112,205,705).....................   117,797,644
                                                        ------------

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------   COLLATERALIZED MORTGAGE OBLIGATIONS--5.5% ------------
              FEDERAL HOME LOAN MORTGAGE
              CORP.--2.1%
$ 1,361,525   Series 1531E, 6.00%, 01/15/06...........  $  1,365,392
  1,000,000   Series 1678CA, 6.00%, 02/15/09..........       986,630
  4,864,898   Series 1607ZB, 5.50%, 12/15/10..........     4,852,574
    992,790   Series 1627PJ, 6.00%, 03/15/23..........       982,385
                                                        ------------
                                                           8,186,981
                                                        ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION--2.4%
     43,202   Series 1993-88B, 5.40%, 06/25/00........        43,056
    890,157   Series 1993-212C, 6.00%, 11/25/00.......       889,237
  5,300,000   Series 1993-96PJ, 7.00%, 08/25/22.......     5,442,998
  3,309,609   Series 1993-199C, 5.80%, 10/25/23.......     3,289,228
                                                        ------------
                                                           9,664,519
                                                        ------------
              FIXED RATE SECURITIES--1.0%
  3,946,147   Kidder Peabody Mortgage Assets Trust,
              Series 22, Class D, 9.95%, 02/01/19.....     3,972,263
                                                        ------------
              TOTAL COLLATERALIZED MORTGAGE
              OBLIGATIONS
              (Cost $21,584,621)......................    21,823,763
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------   MORTGAGE-BACKED                           ------------
              SECURITIES--2.5%
              FEDERAL HOME LOAN MORTGAGE
              CORP.--0.3%
$   108,727   Pool #180686, 6.00%, 08/01/03...........  $    109,151
    177,896   Pool #160074, 10.00%, 04/01/09..........       189,696
    911,088   Pool #180006, 9.25%, 08/01/11...........       963,368
                                                        ------------
                                                           1,262,215
                                                        ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION--0.2%
    610,497   Pool #219238, 8.50%, 02/01/09...........       644,245
                                                        ------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--2.0%
    119,698   Pool #13416, 8.00%, 09/15/06............       124,336
     59,171   Pool #13688, 8.00%, 11/15/06............        61,464
    108,311   Pool #12766, 8.00%, 12/15/06............       112,508
     89,160   Pool #16080, 7.50%, 04/15/07............        91,918
    932,320   Pool #21598, 8.00%, 02/15/08............       968,447
    204,109   Pool #27246, 9.00%, 12/15/08............       217,759
     87,019   Pool #31570, 9.50%, 06/15/09............        93,899

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             ------------
              MORTGAGE-BACKED
              SECURITIES (CONTINUED)
$    76,276   Pool #34366, 9.50%, 09/15/09............  $     82,307
     56,551   Pool #33765, 9.50%, 10/15/09............        61,022
     90,067   Pool #34704, 9.50%, 10/15/09............        97,459
    494,087   Pool #171774, 9.00%, 09/15/16...........       527,129
    208,234   Pool #199885, 9.50%, 11/15/17...........       224,698
    111,516   Pool #251646, 9.50%, 04/15/18...........       120,333
     62,829   Pool #290313, 9.50%, 05/15/20...........        67,796
  1,140,782   Pool #319650, 7.00%, 11/15/22...........     1,168,236
  1,394,490   Pool #349306, 8.00%, 02/15/23...........     1,450,204
  1,337,119   Pool #362262, 7.50%, 04/15/24...........     1,378,489
    416,506   Pool #376445, 6.50%, 04/15/24...........       420,739
    622,977   Pool #384069, 7.50%, 04/15/24...........       642,252
                                                        ------------
                                                           7,910,995
                                                        ------------
              TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $9,495,423).......................     9,817,455
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------   ASSET-BACKED SECURITIES--0.7%             ------------
              ASSET BACKED SECURITIES--CREDIT CARDS--0.7%
$ 2,600,000   Discover Card Master Trust I, Series
              1996-3, Class A, 6.05%, 08/18/08........  $  2,661,802
    349,317   Ford Credit Grantor Trust 5.90%,
              10/15/00................................       350,124
                                                        ------------
              TOTAL ASSET-BACKED SECURITIES
              (Cost $2,834,339).......................     3,011,926
                                                        ------------

              MONEY MARKET FUND--0.5%
  2,108,850   ACM Institutional Reserves (Prime
              Portfolio), 5.03% (c) (Cost
              $2,108,850).............................     2,108,850
                                                        ------------

              TOTAL INVESTMENTS
              (Cost $374,334,266) (d)-- 97.8%.........   387,974,696
              Other assets less liabilities-- 2.2%....     8,528,696
                                                        ------------
              NET ASSETS--100.0%......................  $396,503,392
                                                        ------------
                                                        ------------

PATS PASS-THRU ASSET TRUST SECURITY.
(a) ILLIQUID SECURITY, EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933.
(b)  INTEREST RATE SCHEDULED TO INCREASE TO 8.35% ON FEBRUARY 14, 1999.
(c)  REPRESENTS ANNUALIZED YIELD AT DECEMBER 31, 1998.
(d) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 1998, NET UNREALIZED APPRECIATION WAS $13,640,430 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $14,471,859 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $831,429.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND
        STATEMENT OF ASSETS AND LIABILITIES

          DECEMBER 31, 1998

--------------------------------------------------------------------------------

ASSETS:
  Investment at value
    (Cost $374,334,266).....................................  $387,974,696
  Cash......................................................        64,007
  Receivables:
    Interest................................................     6,034,923
    Investments sold........................................     2,639,731
    Capital stock sold......................................       640,364
  Deferred organization costs and other assets..............        74,350
                                                              ------------
      TOTAL ASSETS..........................................   397,428,071
                                                              ------------
LIABILITIES:
  Payables:
    Dividends...............................................       603,836
    Services provided by the Bank of New York and
      Administrator.........................................       257,131
    Capital stock repurchased...............................        19,789
  Accrued expenses and other liabilities....................        43,923
                                                              ------------
      TOTAL LIABILITIES.....................................       924,679
                                                              ------------
NET ASSETS:.................................................  $396,503,392
                                                              ------------
                                                              ------------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $     37,377
  Capital surplus...........................................   382,157,447
  Undistributed net investment income.......................         6,712
  Accumulated net realized gain on investments..............       661,426
  Net unrealized appreciation on investments................    13,640,430
                                                              ------------
                                                              $396,503,392
                                                              ------------
                                                              ------------
INSTITUTIONAL SHARES:
  Net assets................................................  $392,521,999
                                                              ------------
                                                              ------------
  Shares outstanding........................................    37,001,393
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      10.61
                                                              ------------
                                                              ------------
INVESTOR SHARES:
  Net assets................................................  $  3,981,393
                                                              ------------
                                                              ------------
  Shares outstanding........................................       375,137
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      10.61
                                                              ------------
                                                              ------------
Institutional Shares authorized @ $.001 par value...........   200,000,000
Investor Shares authorized @ $.001 par value................   200,000,000

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
  Interest..................................................  $24,747,311
                                                              -----------
EXPENSES:
  Advisory..................................................    1,873,230
  Administration............................................      749,295
  12b-1 fee--Investor Shares................................        9,122
  Registration and filings..................................      106,092
  Transfer agent............................................       84,992
  Accounting services.......................................       60,000
  Custodian.................................................       45,617
  Organization..............................................       20,754
  Reports to shareholders...................................       30,039
  Audit.....................................................       18,859
  Cash management...........................................        8,489
  Directors.................................................       11,818
  Legal.....................................................        6,902
  Insurance.................................................       10,218
  Other.....................................................       28,230
                                                              -----------
    TOTAL EXPENSES..........................................    3,063,657
  Earnings credit adjustment (Note 3).......................       (2,081)
                                                              -----------
    NET EXPENSES............................................    3,061,576
                                                              -----------
    NET INVESTMENT INCOME...................................   21,685,735
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments..........................    3,931,265
  Increase in unrealized appreciation on investments during
    the year................................................    5,372,256
                                                              -----------
  Net realized and unrealized gain on investments...........    9,303,521
                                                              -----------
  Net increase in net assets resulting from operations......  $30,989,256
                                                              -----------
                                                              -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                               FOR THE PERIOD
                                                                               YEAR            APRIL 1, 1997*
                                                                               ENDED               THROUGH
                                                                         DECEMBER 31, 1998    DECEMBER 31, 1997
                                                                        -------------------  -------------------
OPERATIONS:
  Net investment income...............................................     $  21,685,735        $  16,285,797
  Net realized gain on investments....................................         3,931,265              352,691
  Increase in unrealized appreciation on investments during the
    period............................................................         5,372,256           14,714,273
                                                                        -------------------  -------------------
    Net increase in net assets resulting from operations..............        30,989,256           31,352,761
                                                                        -------------------  -------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares..........       (21,443,657)         (16,143,287)
                                        Investor Shares...............          (199,801)             (33,324)
  Distributions from capital gains: Institutional Shares..............        (3,622,442)            (108,600)
                                    Investor Shares...................           (35,655)                (586)
                                                                        -------------------  -------------------
                                                                             (25,301,555)         (16,285,797)
                                                                        -------------------  -------------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares (Note 1).....        91,886,282          414,224,302
                                    Investor Shares...................         4,460,994            2,271,045
  Proceeds from shares issued on reinvestment
    of dividends and distributions: Institutional Shares..............         5,687,853            1,251,063
                                    Investor Shares...................           229,199               33,546
  Cost of capital stock repurchased: Institutional Shares.............       (61,019,124)         (80,173,329)
                                     Investor Shares..................        (2,650,772)            (452,332)
                                                                        -------------------  -------------------
    Net increase in net assets resulting from capital stock
      transactions....................................................        38,594,432          337,154,295
                                                                        -------------------  -------------------
      INCREASE IN NET ASSETS..........................................        44,282,133          352,221,259
NET ASSETS:
  Beginning of period.................................................       352,221,259                  -0-
                                                                        -------------------  -------------------
  End of period (includes undistributed net investment income of
    $6,712 at December 31, 1998)......................................     $ 396,503,392        $ 352,221,259
                                                                        -------------------  -------------------
                                                                        -------------------  -------------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares (Note 1)..........................         8,671,169           41,249,130
                 Investor Shares......................................           423,701              221,371
  Shares issued on reinvestment of dividends: Institutional Shares....           537,168              121,197
                                              Investor Shares.........            21,682                3,224
  Shares repurchased: Institutional Shares............................        (5,746,886)          (7,830,385)
                      Investor Shares.................................          (251,187)             (43,654)
                                                                        -------------------  -------------------
    Net increase......................................................         3,655,647           33,720,883
  Shares outstanding, beginning of period.............................        33,720,883                  -0-
                                                                        -------------------  -------------------
  Shares outstanding, end of period...................................        37,376,530           33,720,883
                                                                        -------------------  -------------------
                                                                        -------------------  -------------------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                 INSTITUTIONAL SHARES                     INVESTOR SHARES
                                          -----------------------------------   -----------------------------------
                                               YEAR          FOR THE PERIOD          YEAR          FOR THE PERIOD
                                              ENDED          APRIL 1, 1997*         ENDED           MAY 1, 1997*
                                           DECEMBER 31,         THROUGH          DECEMBER 31,         THROUGH
                                               1998        DECEMBER 31, 1997         1998        DECEMBER 31, 1997
                                          --------------   ------------------   --------------   ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $  10.45           $  10.00            $10.45             $10.08
                                          --------------        --------            ------             ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.61               0.47              0.58               0.40
Net realized and unrealized gain on
  investments...........................         0.26               0.45              0.26               0.37
                                          --------------        --------            ------             ------
  Total from investment operations......         0.87               0.92              0.84               0.77
                                          --------------        --------            ------             ------
DIVIDENDS AND DISTRIBUTION
Dividends from net investment
  income................................        (0.61)             (0.47)            (0.58)             (0.40)
Distribution from capital gains.........        (0.10)                --             (0.10)                --
                                          --------------        --------            ------             ------
  Total dividends and distribution......        (0.71)             (0.47)            (0.68)             (0.40)
                                          --------------        --------            ------             ------
Net asset value at end of period........     $  10.61           $  10.45            $10.61             $10.45
                                          --------------        --------            ------             ------
                                          --------------        --------            ------             ------
TOTAL RETURN:...........................         8.56%              9.34%**           8.22%              7.76%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................     $392,522           $350,330            $3,981             $1,891
Ratio to average net assets of:
  Expenses..............................         0.81%              0.80%***          1.13%              1.06%***
  Net investment income.................         5.79%              6.14%***          5.51%              5.74%***
Portfolio turnover rate.................           53%                81%               53%                81%

*    COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        SCHEDULE OF INVESTMENTS

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

                                                       *MOODY'S
PRINCIPAL                                                /S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS     RATE        DATE        VALUE
----------                                             ---------  ---------  ----------  -----------
             MUNICIPAL BONDS--99.7%
             EDUCATION--10.3%
$  250,000   New York State Dormitory Authority,
             University of Rochester.................    A1/A+        4.700%  7/1/2000   $   254,825
   250,000   New York State Dormitory Authority,
             Columbia University.....................   Aaa/AAA       5.000   7/1/2000       256,132
   500,000   New York State Dormitory Authority,
             Columbia University.....................   Aaa/AAA       5.500   7/1/2009       553,235
   500,000   New York State Dormitory Authority,
             Fordham University......................   Aaa/AAA       4.400   7/1/2006       508,955
 1,700,000   New York State Dormitory Authority, New
             York University, MBIA Insured+..........   Aaa/AAA       5.500   7/1/2004     1,834,351
 1,000,000   New York State Dormitory Authority,
             Strong Memorial Hospital (University of
             Rochester)..............................    A1/A+        5.000   7/1/2002     1,039,650
                                                                                         -----------
                                                                                           4,447,148
                                                                                         -----------
             GENERAL OBLIGATIONS--12.8%
   500,000   Monroe County, New York.................   Aaa/AAA       4.050   3/1/2007       498,495
   500,000   Monroe County, New York, MBIA
             Insured+................................   Aaa/AAA       4.800   6/1/2002       517,535
    60,000   Monroe County, New York, Series B,
             Unrefunded Balance, Callable 6/01/99 @
             101.50..................................   Aa2/AA        7.000   6/1/2003        61,808
   500,000   New York State Municipal Bond Bank
             Agency (City of Rochester)..............    NR/A+        6.400  3/15/2001       530,020
   500,000   New York State, General Obligation......    A2/A         4.375  7/15/2005       509,650
   500,000   New York State, General Obligation......    A2/A         4.600  3/15/2001       510,750
 1,000,000   New York State, General Obligation......    A2/A         5.125  6/15/2004     1,057,700
 1,000,000   Orange County, New York, General
             Obligation..............................   Aa2/NR        5.000   9/1/2013     1,030,210
   300,000   Sands Point New York, General
             Obligation..............................   Aa2/NR        3.950  7/15/2001       302,973
   500,000   Sands Point New York, General
             Obligation..............................   Aa2/NR        4.700  7/15/2011       511,135
                                                                                         -----------
                                                                                           5,530,276
                                                                                         -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

                                                       *MOODY'S
PRINCIPAL                                                /S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS     RATE        DATE        VALUE
----------                                             ---------  ---------  ----------  -----------
             MUNICIPAL BONDS (CONTINUED)
             HEALTHCARE--2.3%
$  420,000   New York State Dormitory Authority,
             Nursing Home Our Lady of Consolation....    NR/AA        5.200%  8/1/2005   $   445,112
   500,000   New York State Medical Care
             Facilities--Downstate Medical Center....   NR/AAA        5.700  2/15/2004       539,905
                                                                                         -----------
                                                                                             985,017
                                                                                         -----------
             HOUSING--2.4%
   500,000   New York State Mortgage
             Revenue--Homeowner Mtg Series 37-A......   Aa2/NR        5.850   4/1/2006       525,600
   500,000   New York State Mortgage
             Revenue--Homeowner Mtg Series 39........   Aa2/NR        5.300   4/1/2004       521,425
                                                                                         -----------
                                                                                           1,047,025
                                                                                         -----------
             INDUSTRIAL DEVELOPMENT BONDS--5.5%
 1,000,000   Hempstead Town--New York Industrial
             Development Agency......................   Aaa/AAA       4.875  12/1/2006     1,046,540
 1,000,000   Hempstead Town--New York Industrial
             Development Agency......................   Aaa/AAA       5.000  12/1/2007     1,056,820
   250,000   Westchester County Industrial
             Development Agency Series A.............   Aaa/AAA       4.850   7/1/2000       255,295
                                                                                         -----------
                                                                                           2,358,655
                                                                                         -----------
             PREREFUNDED/ESCROWED/US GUARANTEED--5.0%
   830,000   New York Housing Finance Agency, ETM
             State University Construction...........   Aaa/AAA       6.500  11/1/2006       909,788
   950,000   New York State Power Authority Revenue &
             General Purpose Series CC...............   Aaa/AAA       4.900   1/1/2006     1,007,846
   257,000   Puerto Rico Aqueduct & Sewer Authority,
             ETM.....................................   Aaa/AAA       4.500   7/1/2002       260,750
                                                                                         -----------
                                                                                           2,178,384
                                                                                         -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

                                                       *MOODY'S
PRINCIPAL                                                /S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS     RATE        DATE        VALUE
----------                                             ---------  ---------  ----------  -----------
             MUNICIPAL BONDS (CONTINUED)
             SPECIAL TAX--23.3%
$1,000,000   MTA Dedicated Tax, MBIA Insured+........   Aaa/AAA       6.000%  4/1/2005   $ 1,107,520
 1,000,000   Municipal Assistance Corp. for New York
             City....................................   Aa2/AA        4.800   7/1/2003     1,039,330
 2,000,000   Municipal Assistance Corp. for New York
             City Series E...........................   Aa2/AA        6.000   7/1/2005     2,223,340
 1,500,000   New York State Local Government
             Assistance Corp. .......................    A3/A+        4.250   4/1/2002     1,522,215
   500,000   New York State Local Government
             Assistance Corp. .......................    A3/A+        4.800   4/1/2005       520,075
   655,000   New York State Local Government
             Assistance Corp. .......................    A3/A+        5.000   4/1/2002       679,392
   340,000   New York State Local Government
             Assistance Corp. .......................    A3/A+        6.750   4/1/2002       367,577
   750,000   New York, New York City Transitional
             Finance Authority Revenue...............   Aa3/AA        5.000  11/15/2010      788,085
 1,225,000   New York, New York City Transitional
             Finance Authority Revenue Series A......   Aa3/AA        5.000  8/15/2005     1,291,076
   500,000   New York, New York City Transitional
             Finance Authority Revenue Series C......   Aa3/AA        4.000   5/1/2002       504,285
                                                                                         -----------
                                                                                          10,042,895
                                                                                         -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

                                                       *MOODY'S
PRINCIPAL                                                /S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS     RATE        DATE        VALUE
----------                                             ---------  ---------  ----------  -----------
             MUNICIPAL BONDS (CONTINUED)
             STATE APPROPRIATION--18.8%
$1,000,000   Metropolitan Transportation Authority
             Service Contract Revenue................  Baa1/BBB+      5.750%  7/1/2007   $ 1,104,580
   300,000   New York State, CTFS Partnership........  Baa/BBB+       4.125   9/1/2004       301,599
   520,000   New York State Dormitory Authority,
             Albany County...........................  Baa1/BBB+      5.000   4/1/2002       537,914
   250,000   New York State Dormitory Authority,
             Albany County...........................  Baa1/BBB+      5.500   4/1/2008       271,585
   300,000   New York State Dormitory Authority,
             State University........................    A3/A-        5.200  5/15/2003       315,648
   650,000   New York State Dormitory Authority,
             Upstate Community Colleges..............  Baa1/BBB+      5.600   7/1/2007       705,295
   505,000   New York State Medical Care
             Facilities--Mental Health...............    A3/A-        4.700  8/15/2001       517,145
   480,000   New York State Medical Care
             Facilities--Mental Health...............    A3/A-        6.100  8/15/2002       515,093
   500,000   New York State Thruway Authority Service
             Contract Highway & Bridge Trust Fund....  Baa1/BBB+      5.750   4/1/2008       550,280
   750,000   New York State Thruway Authority Service
             Contract Revenue........................  Baa1/BBB+      5.625   4/1/2007       821,355
   565,000   New York State Urban Development
             Corp. ..................................  Baa1/BBB+      4.200   1/1/2004       570,074
 1,000,000   New York State Urban Development
             Corp. ..................................  Baa1/BBB+      5.900   1/1/2007     1,070,510
   750,000   New York State Urban Development
             Corp. ..................................  Baa1/BBB+      6.000   1/1/2007       838,770
                                                                                         -----------
                                                                                           8,119,848
                                                                                         -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

                                                       *MOODY'S
PRINCIPAL                                                /S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS     RATE        DATE        VALUE
----------                                             ---------  ---------  ----------  -----------
             MUNICIPAL BONDS (CONTINUED)
             TRANSPORTATION--10.1%
$1,100,000   New York State Thruway Authority General
             Revenue.................................   Aa3/AA-       5.250%  1/1/2001   $ 1,137,301
   500,000   Port Authority New York & New Jersey....   A1/AA-        4.750  10/1/2008       521,785
   650,000   Port Authority New York & New Jersey....   A1/AA-        5.100   8/1/2001       674,642
 1,000,000   Port Authority New York & New Jersey....   A1/AA-        5.300   8/1/2003     1,058,170
   500,000   Port Authority New York & New Jersey....   A1/AA-        6.100  10/15/2002      540,690
   400,000   Triborough Bridge & Tunnel Authority
             General Purpose.........................   Aa3/A+        4.600   1/1/2005       413,120
                                                                                         -----------
                                                                                           4,345,708
                                                                                         -----------
             UTILITIES--7.2%
 1,500,000   Long Island Power Authority New York
             Electric System Revenue.................   Aaa/AAA       5.500  12/1/2010     1,645,995
   300,000   New York State Environmental Facility
             Corp. PCR State Water...................   Aaa/AAA       6.000  5/15/2002       321,525
   100,000   New York State Environmental Facility
             Corp. PCR State Water...................   Aaa/AAA       6.300  9/15/2000       104,848
 1,000,000   New York State Power Authority Revenue &
             General Purpose Series A................   Aa3/AA-       4.250  2/15/2004     1,015,050
                                                                                         -----------
                                                                                           3,087,418
                                                                                         -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

                                                       *MOODY'S
PRINCIPAL                                                /S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS     RATE        DATE        VALUE
----------                                             ---------  ---------  ----------  -----------
             MUNICIPAL BONDS (CONTINUED)
             OTHER--2.0%
$  205,000   New York City, Trust for Cultural
             Resources Museum MOMA--AMBAC Insured+...   Aaa/AAA       4.900%  1/1/2001   $   210,658
    75,000   New York City, Trust for Cultural
             Resources Museum MOMA--AMBAC Insured+...   Aaa/AAA       5.000   1/1/2002        77,874
   165,000   New York City, Trust for Cultural
             Resources Museum MOMA--AMBAC Insured+...   Aaa/AAA       5.000   1/1/2002       171,275
   350,000   New York City, Trust for Cultural
             Resources Museum MOMA--AMBAC Insured+...   Aaa/AAA       6.300   1/1/2003       382,515
                                                                                         -----------
                                                                                             842,322
                                                                                         -----------
             TOTAL MUNICIPAL BONDS
             (Cost $41,254,701)......................                                     42,984,696
                                                                                         -----------

             TAX-EXEMPT MONEY MARKET FUND--0.1%
    19,303   Dreyfus New York Municipal Cash
             Management (Cost $19,303)...............    NR/NR        3.560(a)                19,303
                                                                                         -----------
             TOTAL INVESTMENTS
             (Cost $41,274,004)(b)--99.8%............                                     43,003,999
             Other Assets less liabilities--0.2%.....                                         94,959
                                                                                         -----------
             NET ASSETS--100%........................                                    $43,098,958
                                                                                         -----------
                                                                                         -----------

NR   NOT RATED BY MOODY'S OR STANDARD & POOR'S (S&P).
*    RATINGS ARE UNAUDITED.
+    INSURED OR GUARANTEED BY THE INDICATED MUNICIPAL BOND INSURANCE
     CORPORATION.
(a)  REPRESENTS ANNUALIZED YIELD AT DECEMBER 31, 1998.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 1998, NET UNREALIZED APPRECIATION WAS $1,729,995 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $1,736,578 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $6,583.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND
        STATEMENT OF ASSETS AND LIABILITIES

          DECEMBER 31, 1998

--------------------------------------------------------------------------------

ASSETS:
  Investment at value
    (Cost $41,274,004)......................................  $ 43,003,999
  Receivables:
    Interest................................................       716,430
    Capital stock sold......................................         4,460
  Other assets..............................................        72,704
                                                              ------------
      TOTAL ASSETS..........................................    43,797,593
                                                              ------------
LIABILITIES:
  Due to custodian..........................................        20,000
  Payables:
    Dividends...............................................        44,206
    Investments purchased...................................       500,000
    Capital stock repurchased...............................         8,732
    Services provided by The Bank of New York and
      Administrator.........................................       101,322
  Accrued expenses and other liabilities....................        24,375
                                                              ------------
      TOTAL LIABILITIES.....................................       698,635
                                                              ------------
NET ASSETS:.................................................  $ 43,098,958
                                                              ------------
                                                              ------------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $      4,046
  Capital surplus...........................................    41,359,379
  Accumulated net realized gain on investments..............         5,538
  Net unrealized appreciation on investments................     1,729,995
                                                              ------------
                                                              $ 43,098,958
                                                              ------------
                                                              ------------
INSTITUTIONAL SHARES:
  Net assets................................................  $ 31,519,068
                                                              ------------
                                                              ------------
  Shares outstanding........................................     2,958,575
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      10.65
                                                              ------------
                                                              ------------
INVESTOR SHARES:
  Net assets................................................  $ 11,579,890
                                                              ------------
                                                              ------------
  Shares outstanding........................................     1,087,045
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      10.65
                                                              ------------
                                                              ------------
Institutional Shares authorized @ $.001 par value...........   200,000,000
Investor Shares authorized @ $.001 par value................   200,000,000

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
  Interest..................................................  $2,029,374
                                                              ----------
EXPENSES:
  Advisory..................................................     213,358
  Administration............................................      85,343
  12b-1 fee--Investor Shares................................      26,330
  Accounting services.......................................      60,000
  Transfer agent............................................      36,892
  Registration and filings..................................      17,770
  Custodian.................................................      10,918
  Directors.................................................      11,791
  Reports to shareholders...................................       4,787
  Insurance.................................................       1,792
  Audit.....................................................       1,493
  Cash management...........................................       1,347
  Legal.....................................................         561
  Other.....................................................      10,681
                                                              ----------
    TOTAL EXPENSES..........................................     483,063
  Fees waived by The Bank of New York (Note 3)..............     (72,704)
                                                              ----------
    NET EXPENSES............................................     410,359
                                                              ----------
    NET INVESTMENT INCOME...................................   1,619,015
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS--
  Net realized gain on investments..........................     256,154
  Increase in unrealized appreciation on investments during
    the year................................................     325,257
                                                              ----------
  Net realized and unrealized gain on investments...........     581,411
                                                              ----------
  Net increase in net assets resulting from operations......  $2,200,426
                                                              ----------
                                                              ----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                     ------------------------------------
                                                                                           1998               1997
                                                                                     ----------------   -----------------
OPERATIONS:
  Net investment income............................................................    $ 1,619,015        $  1,522,640
  Net realized gain on investments.................................................        256,154             105,649
  Increase in unrealized appreciation on investments during the period.............        325,257             785,584
                                                                                     ----------------   -----------------
    Net increase in net assets resulting from operations...........................      2,200,426           2,413,873
                                                                                     ----------------   -----------------
DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares.......................     (1,239,196)           (870,111)
                                         Investor Shares...........................       (379,819)           (652,529)
  Distribution from capital gains: Institutional Shares............................        (29,529)                -0-
                                   Investor Shares.................................         (9,845)                -0-
                                                                                     ----------------   -----------------
                                                                                        (1,658,389)         (1,522,640)
                                                                                     ----------------   -----------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares (Note 1)..................      8,283,928          37,610,007
                                    Investor Shares................................      4,382,746           3,461,199
  Proceeds from shares issued on reinvestment
    of dividends and distribution: Institutional Shares............................        209,663              99,174
                                   Investor Shares.................................        299,692             323,282
  Cost of capital stock repurchased: Institutional Shares..........................     (8,303,000)        (30,067,836)
                                     Investor Shares (Note 1)......................     (3,599,478)         (7,770,455)
                                                                                     ----------------   -----------------
    Net increase in net assets resulting from capital stock transactions...........      1,273,551           3,655,371
                                                                                     ----------------   -----------------
      INCREASE IN NET ASSETS.......................................................      1,815,588           4,546,604
NET ASSETS:
  Beginning of year................................................................     41,283,370          36,736,766
                                                                                     ----------------   -----------------
  End of year......................................................................    $43,098,958        $ 41,283,370
                                                                                     ----------------   -----------------
                                                                                     ----------------   -----------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares (Note 1).......................................        786,746           3,676,326
                Investor Shares....................................................        414,391             336,663
  Shares issued on reinvestment of dividends: Institutional Shares.................         19,810               9,559
                                             Investor Shares.......................         28,363              31,281
  Shares repurchased: Institutional Shares.........................................       (786,244)         (2,953,489)
                       Investor Shares (Note 1)....................................       (341,124)           (747,622)
                                                                                     ----------------   -----------------
    Net increase...................................................................        121,942             352,718
  Shares outstanding, beginning of year............................................      3,923,678           3,570,960
                                                                                     ----------------   -----------------
  Shares outstanding, end of year..................................................      4,045,620           3,923,678
                                                                                     ----------------   -----------------
                                                                                     ----------------   -----------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                 INSTITUTIONAL SHARES
                                          ----------------------------------
                                              YEAR          FOR THE PERIOD
                                              ENDED         APRIL 1, 1997*
                                          DECEMBER 31,         THROUGH
                                              1998        DECEMBER 31, 1997
                                          -------------   ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $ 10.52            $ 10.16
                                          -------------         -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................        0.41               0.31
Net realized and unrealized gain on
  investments...........................        0.14               0.36
                                          -------------         -------
  Total from investment operations......        0.55               0.67
                                          -------------         -------
DIVIDENDS AND DISTRIBUTION
Dividends from net investment income....       (0.41)             (0.31)
Distribution from capital gains.........       (0.01)                --
                                          -------------         -------
  Total dividends and distribution......       (0.42)             (0.31)
                                          -------------         -------
Net asset value at end of period........     $ 10.65            $ 10.52
                                          -------------         -------
                                          -------------         -------
TOTAL RETURN:...........................        5.30%              6.69%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................     $31,519            $30,915
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................        0.90%              0.90%***
  Expenses, prior to waiver from The
    Bank of New York....................        1.07%              1.15%***
  Net investment income, net of waiver
    from The Bank of New York...........        3.85%              3.98%***
Portfolio turnover rate.................          24%                21%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

--------------------------------------------------------------------------------

                                                                 INVESTOR SHARES
                                           ------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------------
                                               1998          1997        1996        1995        1994
                                           ------------    --------    --------    --------    --------
PER SHARE DATA:
Net asset value at beginning of
  period................................       $  10.52    $  10.29    $  10.34    $   9.59    $  10.37
                                           ------------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................           0.38        0.39        0.40        0.39        0.39
Net realized and unrealized gain (loss)
  on investments........................           0.14        0.23       (0.05)       0.75       (0.78)
                                           ------------    --------    --------    --------    --------
  Total from investment operations......           0.52        0.62        0.35        1.14       (0.39)
                                           ------------    --------    --------    --------    --------
DIVIDENDS AND DISTRIBUTION
Dividends from net investment income....          (0.38)      (0.39)      (0.40)      (0.39)      (0.39)
Distribution from capital gains.........          (0.01)         --          --          --          --
                                           ------------    --------    --------    --------    --------
  Total dividends and distribution......          (0.39)      (0.39)      (0.40)      (0.39)      (0.39)
                                           ------------    --------    --------    --------    --------
Net asset value at end of period........       $  10.65    $  10.52    $  10.29    $  10.34    $   9.59
                                           ------------    --------    --------    --------    --------
                                           ------------    --------    --------    --------    --------
TOTAL RETURN:+..........................           5.04%       6.19%       3.47%      12.08%      (3.81)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................       $ 11,580    $ 10,368    $ 36,737    $ 40,931    $ 43,213
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................           1.15%       1.02%       0.90%       0.90%       0.85%
  Expenses, prior to waiver from The
    Bank of New York....................           1.32%       1.32%       1.18%       1.20%       1.20%
  Net investment income, net of waiver
    from The Bank of New York...........           3.61%       3.88%       3.91%       3.89%       3.92%
Portfolio turnover rate.................             24%         21%         22%          4%         18%

+ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS IN WHICH THE SALES LOAD WAS IN EFFECT.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        SCHEDULE OF INVESTMENTS

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

                                                        *MOODY'S
PRINCIPAL                                                / S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS      RATE        DATE         VALUE
----------                                             ----------  --------  ------------  ------------
             MUNICIPAL BONDS--98.4%
             EDUCATION--7.9%
$1,000,000   District of Columbia Revenue
             (Association of American Medical
             Colleges), Series A, Callable 8/15/07
             @102....................................   Aaa/AAA      5.150%   2/15/2010    $  1,044,130
 1,000,000   Illinois Educational Facility Authority
             Revenue (University of Chicago),
             Series A................................    Aa1/AA      5.000     7/1/2008       1,057,320
 2,000,000   Illinois Educational Facility Authority
             Revenue (University of Chicago),
             Series B, Mandatory Put 7/1/04..........    Aa1/AA      4.400     7/1/2025       2,042,140
 4,190,000   New England Student Loan Revenue
             Series A................................    Aaa/NR      5.800     3/1/2002       4,410,310
 1,115,000   New England Student Loan Revenue
             Series D................................    Aaa/NR      6.000     9/1/1999       1,134,747
   110,000   New Jersey State Educational Facility
             Authority Revenue (Jersey City State
             College), Series D, MBIA Insured+.......   Aaa/AAA      5.400     7/1/2001         114,908
    20,000   New York State Dormitory Authority
             Revenue, Unrefunded Balance, University
             of Rochester; Callable 7/1/99 @101......    A1/A+       6.200     7/1/2002          20,336
 1,600,000   Pennsylvania State Higher Education
             Facility Authority Carnegie-Mellon......    NR/AA-      5.000    11/1/2000       1,646,688
 2,020,000   Private Colleges & Universities Auth.
             (Emory University)......................   Aaa/AA+      5.500    11/1/2006       2,206,729
 1,000,000   Swarthmore Borough Authority
             Pennsylvania Swarthmore College.........   Aaa/AA+      5.000    9/15/2007       1,064,220
 1,000,000   Swarthmore Borough Authority
             Pennsylvania Swarthmore College.........   Aaa/AA+      5.000    9/15/2008       1,066,950
 1,000,000   Swarthmore Borough Authority
             Pennsylvania Swarthmore College.........   Aaa/AA+      5.250    9/15/2009       1,089,090
 2,185,000   Texas A & M University Revenue, Callable
             5/15/07 @100............................    Aa2/AA      5.000    5/15/2008       2,306,093
 1,000,000   Texas State Public Authority Building
             (State Technical College), MBIA
             Insured+................................   Aaa/AAA      6.100     8/1/2004       1,109,070
 1,000,000   University of Texas.....................   Aaa/AAA      6.700     7/1/2005       1,091,780
                                                                                           ------------
                                                                                             21,404,511
                                                                                           ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

                                                        *MOODY'S
PRINCIPAL                                                / S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS      RATE        DATE         VALUE
----------                                             ----------  --------  ------------  ------------
             MUNICIPAL BONDS (CONTINUED)
             GENERAL OBLIGATIONS--36.3%
$1,000,000   Aldine Texas Independent School
             District, Callable 2/15/07 @100.........   Aaa/AAA      5.375    2/15/2009    $  1,072,920
 5,000,000   California State........................    Aa3/A+      5.000    12/1/2006       5,319,500
 4,000,000   California State........................    A1/A+       5.000%   10/1/2002       4,193,160
 2,970,000   Charlotte North Carolina................   Aaa/AAA      5.500     5/1/2003       3,171,901
 3,000,000   Chicago Illinois........................   Aaa/AAA       5.50     1/1/2012       3,283,560
 3,000,000   Connecticut State Series A..............   Aa3/AA-       5.00    5/15/2004       3,173,760
   990,000   Connecticut State Series B,
             Callable 7/15/00 @102...................   Aa3/AA-       6.60    7/15/2001       1,054,033
 2,500,000   Delaware State Series A.................   Aa1/AA+      5.125     4/1/2005       2,661,850
 5,000,000   Georgia State Series C..................   Aaa/AA+      5.250     7/1/2008       5,456,900
 4,000,000   Hawaii State............................    A1/A+       5.750     1/1/2008       4,413,400
   500,000   Illinois State..........................   Aa2/AA-      5.500     8/1/2001         522,840
 1,585,000   King County Washington, Series A........   Aa1/AA+      5.000     1/1/2004       1,664,250
 1,155,000   Louisville, Kentucky....................   Aa3/AA-      4.200    12/1/2009       1,148,964
 2,000,000   Maryland State & Local Facilities
             Loan--1st Series, Callable 3/01/07
             @101.50.................................   Aaa/AAA      5.000     3/1/2011       2,109,260
 2,185,000   Maryland State & Local Facilities
             Loan--2nd Series........................   Aaa/AAA      5.250    6/15/2005       2,353,289
 2,000,000   Maryland State & Local Facilities
             Loan--3rd Series, Callable 10/15/06
             @100....................................   Aaa/AAA      5.000    10/15/2007      2,127,640
 1,485,000   Massachusetts State--Construction Loan
             Series A................................   Aa3/AA-      5.100    11/1/2002       1,557,513
 2,000,000   Massachusetts State--Construction Loan
             Series D, FGIC Insured+.................   Aaa/AAA      5.125    11/1/2003       2,115,900
 1,065,000   Mesquite Texas Independent School
             District #1.............................   Aaa/AAA      8.125    8/15/2001       1,181,671
 2,000,000   Milwaukee Wisconsin Metropolitan Sewer
             District Series A.......................   Aa1/AA+      6.250    10/1/2004       2,237,140
 5,070,000   Minnesota State, Callable 11/01/06
             @100....................................   Aaa/AAA      5.000    11/1/2008       5,363,401
 2,595,000   Monroe County, New York.................   AAA/AAA      6.000     6/1/2011       2,907,827
 1,290,000   Montana State Series D..................   Aa3/AA-      5.000     8/1/2008       1,379,939
 2,760,000   Nevada State............................    Aa2/AA      5.250    5/15/2010       2,944,120
   990,000   Nevada State Municipal Bond Bank Project
             #4 Series A, Callable 8/01/99 @102......    Aa2/AA      6.700     2/1/2001       1,028,956
 3,215,000   Nevada State Municipal Bond Bank Project
             #52 Series A............................    Aa2/AA      6.375    5/15/2006       3,666,900
 4,470,000   Nevada State Series A...................    Aa2/AA      4.375     8/1/2003       4,572,318

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

                                                        *MOODY'S
PRINCIPAL                                                / S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS      RATE        DATE         VALUE
----------                                             ----------  --------  ------------  ------------
             MUNICIPAL BONDS (CONTINUED)
$2,000,000   New Jersey State Series E...............   Aa1/AA+      5.000    7/15/2004    $  2,113,620
 2,970,000   Pennsylvania State--1st Series..........   Aa3/AA-      5.000     5/1/2003       3,110,659
 3,000,000   Rhode Island, Callable 8/01/07 @101,
             MBIA Insured+...........................   Aaa/AAA      5.000%    8/1/2009       3,168,780
 5,255,000   Texas State Refunding Series C..........    Aa2/AA      5.000     8/1/2009       5,559,895
   500,000   Tulsa Oklahoma..........................    Aa2/AA      5.150     6/1/2003         527,670
 1,000,000   Washington State Series A...............   Aa1/AA+      6.700     2/1/2005       1,142,040
 1,500,000   Washington State Series R...............    Aa/AA       5.375    10/1/2008       1,635,960
 4,330,000   Washington State Series R-92D (Motor
             Vehicle Fuel Tax).......................   Aa1/AA+      6.250     9/1/2007       4,967,939
 3,000,000   Wisconsin State Series B................    Aa2/AA      5.250     5/1/2007       3,233,160
                                                                                           ------------
                                                                                             98,142,635
                                                                                           ------------
             HEALTH CARE--3.3%
 1,970,000   Indiana Health Facility Financing
             Authority Hospital Revenue--(Charity
             Obligation Group), Series D.............   Aa2/AA+      5.000    11/1/2026       2,045,392
 1,000,000   North Carolina Medical Care Facility
             (Duke University Health Systems
             Series A)...............................    Aa3/AA      4.600     6/1/2009       1,016,530
   620,000   New York State Medical Care Facilities
             (St. Lukes Hospital), Series A, Callable
             2/15/00 @102............................    Aa2/AA      7.400    2/15/2009         658,496
   840,000   New York State Medical Care Facilities
             Financial Agency Series D...............   Aa2/AA+      5.100    2/15/2005         881,236
 2,000,000   Pennsylvania State Higher Educational
             Facilities Authority--(University of
             Pennsylvania Health Services),
             Series B................................    Aa3/AA      5.000     1/1/2004       2,076,060
 2,000,000   Tampa Florida Revenue Health System--
             Catholic Health East....................   Aaa/AAA      5.500    11/15/2006      2,180,060
                                                                                           ------------
                                                                                              8,857,774
                                                                                           ------------
             HOUSING--1.5%
 1,000,000   Alaska State Housing Finance Corporation
             Mortgage Series A-1, Callable 12/01/07
             @101.50, MBIA Insured+..................   Aaa/AAA      5.000    12/1/2008       1,031,530

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

                                                        *MOODY'S
PRINCIPAL                                                / S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS      RATE        DATE         VALUE
----------                                             ----------  --------  ------------  ------------
             MUNICIPAL BONDS (CONTINUED)
$  500,000   Connecticut State Housing Financial
             Authority--Housing Mortgage Finance
             Program Series C-2......................    Aa2/AA      5.300%   11/15/2003   $    527,405
 2,250,000   Housing New York Corporation Revenue....    A1/AA       6.000    11/1/2003       2,411,122
                                                                                           ------------
                                                                                              3,970,057
                                                                                           ------------
             INDUSTRIAL DEVELOPMENT REVENUE--0.4%
 1,000,000   Georgetown County South Carolina
             Pollution Control Facilities
             (International Paper Company Project),
             Callable 6/15/02 @102...................    A3/A-       6.250    6/15/2005       1,061,460
                                                                                           ------------
             PRE-REFUNDED ESCROWED--4.4%
    85,000   Austin Texas Utility System Revenue
             Series B, Unrefunded Balance Callable
             5/15/99 @101.50.........................     A2/A       7.250    11/15/2003         97,560
 2,030,000   Delaware River Port Authority
             Pennsylvania & New Jersey River Bridges,
             ETM Callable 7/15/99 @100...............   Aaa/AAA      6.500    1/15/2011       2,294,225
   790,000   Fort Worth Texas General Purpose Series
             A, ETM Callable 3/1/99 @100.............   Aaa/AAA      4.250     3/1/2001         801,581
 1,080,000   Illinois State Toll Highway Authority
             Callable 1/1/99 @100.50.................   Aaa/AAA      6.750     1/1/2010       1,211,285
 1,970,000   Jacksonville Florida Electric Authority
             Revenue Second Installment, ETM.........    Aaa/AA      5.250     7/1/2001       2,019,605
 1,255,000   King County Washington, ETM.............   Aa1/AA+      5.000     1/1/2004       1,316,583
   650,000   Manatee County Florida Water Revenue,
             ETM Callable 9/1/99 @101................   Aaa/AAA      4.200     3/1/2005         656,766
   155,000   Monroe County New York, Callable 6/01/04
             @102....................................   Aaa/AAA      6.000     6/1/2011         171,115
   875,000   New Jersey State Highway
             Authority--Garden State Parkway General
             Revenue, ETM Callable 1/1/99 @100.......    NR/AAA      6.500     1/1/2011         983,281
   565,000   New Jersey State Turnpike Authority
             Revenue, ETM............................    NR/AAA     10.375     1/1/2003         641,896
   115,000   New Jersey State Turnpike Authority
             Revenue Series E, ETM Callable 1/1/99
             @100....................................   Aaa/AAA      5.875     1/1/2008         123,423

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

                                                        *MOODY'S
PRINCIPAL                                                / S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS      RATE        DATE         VALUE
----------                                             ----------  --------  ------------  ------------
             MUNICIPAL BONDS (CONTINUED)
$  513,430   New York State Dormitory Authority
             Revenue, GNMA Collateralized, Elizabeth
             A. Horton Memorial Hospital.............    NR/NR       7.000%   9/25/2006    $    611,617
   940,000   Sacramento California Municipal Utility
             District Revenue Series A, ETM, Callable
             2/1/99 @100.............................   Aaa/AAA      5.500     2/1/2011       1,007,201
                                                                                           ------------
                                                                                             11,936,138
                                                                                           ------------
             SPECIAL TAX--9.0%
 2,585,000   Chicago Illinois Sales Tax Revenue......   Aaa/AAA      6.000     1/1/2007       2,887,238
   510,000   Clark County Nevada--Las Vegas
             Convention & Visitors Authority.........   Aaa/AA3      5.400     7/1/2003         542,161
 1,000,000   Connecticut State Special Obligation
             Revenue Series B........................    A/AA-       6.100     9/1/2008       1,155,640
 1,000,000   Connecticut State Unemployment
             Compensation Advance Fund Revenue Series
             A.......................................   Aaa/AAA      5.500    11/15/2000      1,039,680
 1,100,000   Indiana Bond Bank Revenue Series A......    NR/AAA      5.750     2/1/2006       1,208,295
 5,000,000   Indianapolis Industrial Local Public
             Improvement Bank........................   Aaa/AAA      5.500     2/1/2008       5,501,550
   155,000   Kentucky Infrastructure Authority Series
             A, Unrefunded Balance, Callable 8/01/99
             @102....................................     NR/A       7.625     8/1/2003         161,702
   990,000   Municipal Assistance Corp. for City of
             New York Series 68, Callable 7/01/99
             @102....................................    Aa2/NR      7.100     7/1/2000       1,029,333
 2,000,000   Municipal Assistance Corp. for New York
             City Series E...........................    Aa2/AA      6.000     7/1/2005       2,223,340
 3,805,000   New York State Local Goverment
             Assistance Corp. Series A...............    A3/A+       6.000     4/1/2006       4,237,781
 1,930,000   New York State Local Government
             Assistance Corp. Series A...............    A3/A+       6.700     4/1/2000       2,009,863
 1,980,000   New York State Local Government
             Assistance Corp. Series C...............    A3/A+       6.000     4/1/2012       2,271,278
                                                                                           ------------
                                                                                             24,267,861
                                                                                           ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

                                                        *MOODY'S
PRINCIPAL                                                / S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS      RATE        DATE         VALUE
----------                                             ----------  --------  ------------  ------------
             MUNICIPAL BONDS (CONTINUED)
             STATE APPROPRIATION--13.7%
 1,980,000   Kentucky State Turnpike Authority
             Economic Development Road Revenue
             (Revitalization Projects)...............   Aaa/AAA      5.300     7/1/2004    $  2,118,046
 2,000,000   Kentucky State Turnpike Authority
             Economic Development Road Revenue,
             (Revitalization Projects)...............   Aaa/AAA      5.500     7/1/2008       2,208,540
 1,000,000   Massachusetts Bay Transportation
             Authority Series A......................   Aa3/AA-      5.400     3/1/2008       1,085,700
 2,050,000   Metropolitan Transportation Authority
             Facility Revenue Series 8...............  Baa1/BBB+     5.500     7/1/2006       2,218,571
 2,000,000   New York State CTFS Partnership.........  Baa1/BBB+     4.000     9/1/2002       2,009,400
 3,000,000   New York State Dormitory Authority
             State...................................    A3/A-       6.000    5/15/2007       3,364,296
 1,980,000   New York State Dormitory Authority State
             University Educational Facilities
             Series B................................    A3/A-       5.250    5/15/2010       2,119,333
 2,005,000   New York State Thruway Authority Service
             Contract Revenue, Callable 1/01/01
             @102....................................  Baa1/BBB+     7.000     1/1/2002       2,164,237
 5,000,000   New York State Thruway Service Contract
             Revenue, Callable 4/01/07 @102..........  Baa1/BBB+     5.100     4/1/2008       5,288,600
 3,550,000   New York State Urban Development Corp.
             Revenue, Callable 1/01/08 @102..........  Baa1/BBB+     5.000     1/1/2014       3,570,909
 2,000,000   New York State Urban Development
             Corp. ..................................  Baa1/BBB+     5.000     1/1/2007       2,102,220
 2,500,000   New York State Urban Development Corp.
             Revenue, Callable 1/01/08 @102..........  Baa1/BBB+     5.000     1/1/2013       2,527,425
 4,705,000   New York State Urban Development Corp.
             Revenue, Series A, Callable 1/01/08
             @102....................................  Baa1/BBB+     5.000     1/1/2014       4,732,712
 1,500,000   New York State Urban Development Corp.
             Series A................................  Baa1/BBB+     5.450     1/1/2007       1,622,055
                                                                                           ------------
                                                                                             37,132,044
                                                                                           ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

                                                        *MOODY'S
PRINCIPAL                                                / S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS      RATE        DATE         VALUE
----------                                             ----------  --------  ------------  ------------
             MUNICIPAL BONDS (CONTINUED)
             TRANSPORTATION--10.1%
 1,000,000   Central Puget Sound, Washington Transit
             Authority(a)............................   Aaa/AAA      5.250     2/1/2009       1,082,044
 1,150,000   Delaware Transportation Authority System
             Revenue.................................    A1/AA       6.125     7/1/2003       1,234,421
 1,500,000   Kansas State Department of
             Transportation Highway Revenue
             Series A................................    Aa2/AA      5.375     3/1/2007       1,633,350
$  385,000   Kentucky State Turnpike Authority Toll
             Road Revenue Series A, Unrefunded
             Balance.................................     A/A        8.500%    7/1/2004    $    386,498
 2,000,000   New Jersey State Highway Authority
             Garden State Parkway General Revenue....    A1/AA-      5.150     1/1/2007       2,142,000
 2,500,000   New Jersey State Transportation
             Authority...............................   Aaa/AAA      6.250    12/15/2003      2,774,250
 1,200,000   New Jersey State Turnpike Authority
             Revenue Series C, MBIA Insured+.........   Aaa/AAA      6.500     1/1/2008       1,405,080
 1,000,000   New York State Bridge Authority
             Revenue.................................   Aa3/AA-      5.000     1/1/2007       1,060,860
   990,000   Pennsylvania State Turnpike Revenue
             Series O................................   Aaa/AAA      5.350    12/1/2002       1,047,539
 3,630,000   Port Authority New York & New Jersey
             52nd Series, Callable 11/01/99 @100.....    A1/AA-      9.000    11/1/2014       3,800,429
 2,105,000   Port Seattle Washington Revenue
             Series A................................   Aa3/AAA      6.000    10/1/2007       2,384,018
 1,670,000   Port Tacoma Washington..................   Aaa/AAA      5.500    12/1/2007       1,828,984
 2,130,000   Triborough Bridge & Tunnel Authority
             Series Q................................    Aa3/A+      6.750     1/1/2009       2,558,215
 1,000,000   Triborough Bridge & Tunnel Authority
             Series Q, Callable 1/01/00 @101.50......    Aa3/A+      6.750     1/1/2003       1,048,590
 2,750,000   Triborough Bridge & Tunnel Authority
             Series V................................    Aa3/A+      6.500     1/1/2001       2,908,565
                                                                                           ------------
                                                                                             27,294,843
                                                                                           ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

                                                        *MOODY'S
PRINCIPAL                                                / S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS      RATE        DATE         VALUE
----------                                             ----------  --------  ------------  ------------
             MUNICIPAL BONDS (CONTINUED)
             UTILITIES--11.7%
 5,000,000   Austin Texas Utility System Revenue
             Series A, Callable 11/15/06 @100........    Aaa/A2      5.000    5/15/2007       5,259,700
   940,000   Consumers Public Power District--Nuclear
             Facility Revenue, Callable 1/1/99
             @100....................................    A1/NR       5.100     1/1/2003         940,338
 3,150,000   Dade County Florida Water & Sewer System
             Revenue.................................   Aaa/AAA      6.250    10/1/2007       3,637,242
   990,000   Georgia Municipal Electrical Authority
             Power Revenue Series Z..................     A3/A       5.000     1/1/2004       1,030,362
 1,000,000   Grant County Washington Public Utility
             District No. 002........................    Aa3/A+      5.600     1/1/2005       1,076,320
 1,000,000   Houston Texas Water Conveyance System
             Contract Series B.......................   Aaa/AAA      7.000    12/15/2004      1,150,760
$    5,000   Jacksonville Florida Electrical
             Authority Revenue Series Two 1987A-1,
             Callable 4/1/99 @100....................    Aa2/AA      7.500%   10/1/2002    $      5,042
 4,000,000   Long Island New York Power Authority
             Electric System Revenue.................   Aaa/AAA      5.500    12/1/2009       4,392,960
 1,000,000   Long Island Power Authority New York
             Electric System Revenue.................   Aaa/AAA      5.500    12/1/2010       1,097,330
 2,085,000   New York State Environmental Facilities
             Corp. Pollution Control Revenue.........    Aa2/A+      5.750    6/15/2008       2,328,278
 1,000,000   New York State Enviromental Facilities
             Corp. Pollution Control Revenue
             Loan--C.................................   Aaa/AAA      5.000    7/15/2004       1,055,780
   500,000   New York State Environmental Facilities
             Corp. Pollution Control Revenue
             Series B................................    Aa2/A+      6.000    6/15/2001         527,880
 2,000,000   New York State Power Authority Revenue &
             General Purpose.........................   Aa3/AA-      4.375    2/15/2005       2,037,360
 5,000,000   Omaha Public Power Distribution Nebraska
             Electric Revenue........................    Aa2/AA      5.500     2/1/2007       5,469,400
   990,000   San Antonio Texas Electrical & Gas
             Revenue Series A........................    Aa1/AA      7.000     2/1/1999         993,334
   750,000   South Carolina State Public Service
             Authority Electrical Revenue &
             Electrical System Expansion, Callable
             7/1/99 @100.............................    Aa/AAA      4.100     7/1/2006         745,215
                                                                                           ------------
                                                                                             31,747,301
                                                                                           ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

                                                        *MOODY'S
PRINCIPAL                                                / S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS      RATE        DATE         VALUE
----------                                             ----------  --------  ------------  ------------
             MUNICIPAL BONDS (CONTINUED)
             OTHER--0.1%
   200,000   New York State Dormitory Authority
             Revenue Metropolitan Museum of Art
             Series B, Floating Rate Notes, payable
             monthly, interest rate resets weekly,
             next interest rate reset date 1/6/99....   Aa1/AA+      3.650 ++   7/1/2023        200,000
   100,000   New York State Local Government
             Assistance Corp. Series A, Floating Rate
             Notes, payable monthly, interest rate
             resets weekly, next interest rate reset
             date 1/6/99.............................    Aa3/AA      3.900 ++   4/1/2022        100,000
                                                                                           ------------
                                                                                                300,000
                                                                                           ------------
             TOTAL MUNICIPAL BONDS
             (Cost $253,271,110).....................                                       266,114,624
                                                                                           ------------

                                                       *MOODY'S
PRINCIPAL                                                / S&P     INTEREST
  AMOUNT                                                RATINGS      RATE        VALUE
----------                                             ---------  ----------  ------------
             TAX-EXEMPT MONEY MARKET FUND--0.6%
$1,629,607   Dreyfus Municipal Money Market Fund
             (Cost $1,629,607).......................    NR/NR      3.200%(b) $  1,629,607
                                                                              ------------
             TOTAL INVESTMENTS
             (Cost $254,900,817)(c)--99.0%...........                          267,744,231
             Other assets less liabilities--1.0%.....                            2,794,244
                                                                              ------------
             NET ASSETS--100.0%......................                         $270,538,475
                                                                              ------------
                                                                              ------------

N/R  NOT RATED BY MOODY'S OR STANDARD & POOR'S (S&P).
*    RATINGS ARE UNAUDITED.
+    INSURED OR GUARANTEED BY THE INDICTED MUNICIPAL BOND INSURANCE CORPORATION.
++   REPRESENTS INTEREST RATE IN EFFECT DECEMBER 31, 1998 FOR FLOATING RATE
     NOTES.
(a)  WHEN-ISSUED SECURITY, VALUED AT FAIR VALUE.
(b)  REPRESENTS ANNUALIZED YIELD AT DECEMBER 31, 1998.
(c) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 1998, NET UNREALIZED APPRECIATION WAS $12,843,414 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $12,918,486 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $75,072.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        DIVERSIFICATION BY STATE

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

                                                           % OF
                                                          TOTAL
                                             VALUE      NET ASSETS
                                          ------------  ----------
Alaska..................................  $  1,031,530       0.4%
California..............................    10,519,681       3.9
Connecticut.............................     6,950,518       2.6
Delaware................................     3,896,272       1.4
District of Columbia....................     1,044,130       0.4
Florida.................................     8,498,715       3.1
Georgia.................................     8,693,991       3.2
Hawaii..................................     4,413,400       1.6
Illinois................................    11,004,383       4.1
Indiana.................................     8,795,237       3.2
Kansas..................................     1,633,350       0.6
Kentucky................................     6,023,749       2.2
Maryland................................     6,590,189       2.4
Massachusetts...........................    10,304,169       3.8
Minnesota...............................     5,363,401       2.0
Montana.................................     1,379,939       0.5
Nebraska................................     6,409,738       2.4
Nevada..................................    12,754,455       4.7
New Jersey..............................    10,298,459       3.8
New York................................    74,269,350      27.5
North Carolina..........................     4,188,431       1.6
Oklahoma................................       527,670       0.2
Pennsylvania............................    13,395,431       5.0
Rhode Island............................     3,168,780       1.2
South Carolina..........................     1,806,675       0.7
Texas...................................    20,624,364       7.6
Washington..............................    17,098,137       6.3
Wisconsin...............................     5,470,300       2.0
Tax-exempt money market fund (various
  states)...............................     1,629,607       0.6
                                          ------------     -----
Total value of investments..............   267,744,231      99.0
Other assets less liabilities...........     2,794,244       1.0
                                          ------------     -----
Net Assets..............................  $270,538,475     100.0%
                                          ------------     -----
                                          ------------     -----

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND
        STATEMENT OF ASSETS AND LIABILITIES

          DECEMBER 31, 1998

--------------------------------------------------------------------------------

ASSETS:
  Investments at value (Cost $254,900,817)..................  $267,744,231
  Cash......................................................           529
  Receivables:
    Interest................................................     4,332,287
    Capital stock sold......................................           200
  Deferred organization costs and other assets..............        60,129
                                                              ------------
      TOTAL ASSETS..........................................   272,137,376
                                                              ------------
LIABILITIES:
  Payables:
    Investments purchased...................................     1,082,044
    Dividends...............................................       284,783
    Capital stock repurchased...............................        15,000
    Services provided by The Bank of New York and
      Administrator.........................................       179,995
  Accrued expenses and other liabilities....................        37,079
                                                              ------------
      TOTAL LIABILITIES.....................................     1,598,901
                                                              ------------
NET ASSETS:                                                   $270,538,475
                                                              ------------
                                                              ------------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $     26,558
  Capital surplus...........................................   257,037,023
  Undistributed net investment income.......................         5,355
  Accumulated net realized gain on investments..............       626,125
  Net unrealized appreciation on investments................    12,843,414
                                                              ------------
NET ASSETS..................................................  $270,538,475
                                                              ------------
                                                              ------------
INSTITUTIONAL SHARES:
  Net assets................................................  $270,064,931
                                                              ------------
                                                              ------------
  Shares outstanding........................................    26,511,075
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      10.19
                                                              ------------
                                                              ------------
INVESTOR SHARES:
  Net assets................................................  $    473,544
                                                              ------------
                                                              ------------
  Shares outstanding........................................        46,449
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      10.19
                                                              ------------
                                                              ------------
Institutional Shares authorized @ $.001 par value...........   200,000,000
Investor Shares authorized @ $.001 par value................   200,000,000

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
  Interest..................................................  $13,199,838
                                                              -----------
EXPENSES:
  Advisory..................................................    1,359,116
  Administration............................................      543,649
  12b-1 fee--Investor Shares................................          819
  Registration and filings..................................       78,558
  Accounting services.......................................       60,000
  Transfer agent............................................       50,678
  Custodian.................................................       39,046
  Organization..............................................       16,545
  Reports to shareholders...................................       13,211
  Audit.....................................................       13,409
  Directors.................................................       11,818
  Cash management...........................................        3,132
  Insurance.................................................        8,092
  Legal.....................................................        5,155
  Other.....................................................       44,451
                                                              -----------
    TOTAL EXPENSES..........................................    2,247,679
    Earnings credit adjustment (Note 3).....................         (862)
                                                              -----------
    NET EXPENSES............................................    2,246,817
                                                              -----------
    NET INVESTMENT INCOME...................................   10,953,021
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--
  Net realized gain on investments..........................    5,488,044
  Decrease in unrealized appreciation on investments during
    the year................................................   (2,389,727)
                                                              -----------
  Net realized and unrealized gain on investments...........    3,098,317
                                                              -----------
  Net increase in net assets resulting from operations......  $14,051,338
                                                              -----------
                                                              -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                               FOR THE PERIOD
                                                                                               APRIL 1, 1997*
                                                                        YEAR ENDED DECEMBER        THROUGH
                                                                             31, 1998         DECEMBER 31, 1997
                                                                        -------------------  -------------------
OPERATIONS:
  Net investment income...............................................     $  10,953,021        $   8,839,260
  Net realized gain on investments....................................         5,488,044            1,461,550
  Increase (decrease) in unrealized appreciation on investments during
    the period........................................................        (2,389,727)           6,763,697
                                                                        -------------------  -------------------
    Net increase in net assets resulting from operations..............        14,051,338           17,064,507
                                                                        -------------------  -------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares..........       (10,942,579)          (8,837,526)
                                        Investor Shares...............           (12,153)              (1,734)
  Distributions from capital gains: Institutional Shares..............        (5,340,052)            (966,370)
                                    Investor Shares...................            (9,348)                (693)
                                                                        -------------------  -------------------
                                                                             (16,304,072)          (9,806,323)
                                                                        -------------------  -------------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares (Note 1).....        33,561,190          290,281,587
                                    Investor Shares...................           627,121              240,225
  Proceeds from shares issued on reinvestment
    of dividends: Institutional Shares................................         5,446,616            1,026,353
                    Investor Shares...................................            16,709                2,234
  Cost of capital stock repurchased: Institutional Shares.............       (35,781,571)         (29,480,055)
                                     Investor Shares..................          (357,246)             (50,138)
                                                                        -------------------  -------------------
    Net increase in net assets resulting from capital stock
      transactions....................................................         3,512,819          262,020,206
                                                                        -------------------  -------------------
      INCREASE IN NET ASSETS..........................................         1,260,085          269,278,390
NET ASSETS:
  Beginning of period.................................................       269,278,390                  -0-
                                                                        -------------------  -------------------
  End of period (includes undistributed net investment income of
    $5,355 at December 31, 1998)......................................     $ 270,538,475        $ 269,278,390
                                                                        -------------------  -------------------
                                                                        -------------------  -------------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares (Note 1)..........................         3,265,028           28,986,038
                 Investor Shares......................................            60,849               23,533
  Shares issued on reinvestment of dividends
    and distributions: Institutional Shares...........................           534,826               99,981
                       Investor Shares................................             1,631                  218
  Shares repurchased: Institutional Shares............................        (3,478,108)          (2,896,690)
                      Investor Shares.................................           (34,862)              (4,920)
                                                                        -------------------  -------------------
    Net increase......................................................           349,364           26,208,160
  Shares outstanding, beginning of period.............................        26,208,160                  -0-
                                                                        -------------------  -------------------
  Shares outstanding, end of period...................................        26,557,524           26,208,160
                                                                        -------------------  -------------------
                                                                        -------------------  -------------------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                 INSTITUTIONAL SHARES                   INVESTOR SHARES
                                          ----------------------------------   ----------------------------------
                                              YEAR          FOR THE PERIOD         YEAR          FOR THE PERIOD
                                              ENDED         APRIL 1, 1997*         ENDED          MAY 1, 1997*
                                          DECEMBER 31,         THROUGH         DECEMBER 31,         THROUGH
                                              1998        DECEMBER 31, 1997        1998        DECEMBER 31, 1997
                                          -------------   ------------------   -------------   ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $  10.27          $  10.00            $10.28            $ 9.99
                                          -------------        --------            ------            ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.41              0.33              0.38              0.27
Net realized and unrealized gain on
  investments...........................         0.13              0.31              0.12              0.33
                                          -------------        --------            ------            ------
  Total from investment operations......         0.54              0.64              0.50              0.60
                                          -------------        --------            ------            ------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income................................        (0.41)            (0.33)            (0.38)            (0.27)
Distributions from capital gains........        (0.21)            (0.04)            (0.21)            (0.04)
                                          -------------        --------            ------            ------
  Total dividends and distributions.....        (0.62)            (0.37)            (0.59)            (0.31)
                                          -------------        --------            ------            ------
Net asset value at end of period........     $  10.19          $  10.27            $10.19            $10.28
                                          -------------        --------            ------            ------
                                          -------------        --------            ------            ------
TOTAL RETURN:...........................         5.37%             6.50%**           4.95%             6.08%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................     $270,065          $269,085            $  473            $  194
Ratio to average net assets of:
  Expenses..............................         0.83%             0.81%***          1.13%             1.15%***
  Net investment income.................         4.03%             4.36%***          3.74%             3.98%***
Portfolio turnover rate.................           37%               30%               37%               30%

*    COMMENCEMENT OF OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        SCHEDULE OF INVESTMENTS

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              COMMERCIAL PAPER+--41.3%
              ASSET BACKED SECURITIES--CREDIT CARDS--1.2%
$15,000,000   Riverwoods Funding Corp., 5.36%,
              01/14/99................................  $   14,970,967
 15,000,000   Riverwoods Funding Corp., 5.44%,
              01/15/99................................      14,968,267
                                                        --------------
                                                            29,939,234
                                                        --------------
              ASSET BACKED SECURITIES--TRADE & LEASE RECEIVABLES
              (PARTIAL SUPPORT)-- 3.3%
 15,000,000   Barton, 5.50%, 01/08/99.................      14,983,958
 20,000,000   Cafco, 5.15%, 02/24/99..................      19,845,500
 15,000,000   Ciesco, 5.15%, 01/14/99.................      14,972,104
 20,000,000   Ciesco, 5.22%, 02/10/99.................      19,884,000
 15,000,000   Sheffield Receivables Corp., 5.46%,
              01/15/99................................      14,968,150
                                                        --------------
                                                            84,653,712
                                                        --------------
              BANKS--FOREIGN INSTITUTIONS--0.8%
 20,000,000   Lloyds Bank, 4.85%, 06/01/99............      19,593,139
                                                        --------------
              CHEMICALS--3.3%
 20,600,000   duPont (E.I.) de Nemoures & Co., 5.14%,
              01/12/99................................      20,567,646
 25,000,000   duPont (E.I.) de Nemoures & Co., 5.09%,
              02/04/99................................      24,879,819
 15,000,000   Minnesota Mining & Manufacturing, 4.95%,
              03/19/99................................      14,841,187
 24,500,000   Minnesota Mining & Manufacturing, 4.95%,
              03/19/99................................      24,338,266
                                                        --------------
                                                            84,626,918
                                                        --------------

 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              COMMERCIAL PAPER+ (CONTINUED)
              COMMUNICATIONS & ENTERTAINMENT-- 0.8%
$20,000,000   Gannett Co.,5.20 %, 01/15/99............  $   19,959,556
                                                        --------------
              COMPUTERS--1.6%
 20,000,000   International Business Machines, 5.23%,
              01/08/99................................      19,979,389
 20,000,000   International Business Machines, 5.30%,
              02/11/99................................      19,880,872
                                                        --------------
                                                            39,860,261
                                                        --------------
              CONGLOMERATES--0.4%
 10,000,000   General Electric Co., 5.12%, 01/19/99...       9,974,400
                                                        --------------
              COSMETICS & TOILETRIES--1.9%
 19,200,000   Colgate--Palmolive Co., 5.07%,
              03/22/99................................      18,983,680
 30,000,000   Gillette Co., 5.14%, 01/08/99...........      29,970,017
                                                        --------------
                                                            48,953,697
                                                        --------------
              EQUIPMENT LEASING--1.2%
 15,000,000   FCAR Owner Trust, 5.11% 01/08/99........      14,985,096
 15,000,000   FCAR Owner Trust, 5.10% 02/05/99........      14,925,625
                                                        --------------
                                                            29,910,721
                                                        --------------
              FINANCE COMPANIES--CAPTIVE--0.9%
 23,000,000   Pitney Bowes Credit Co., 5.58%,
              01/14/99................................      22,953,655
                                                        --------------
              FINANCE COMPANIES--NON-CAPTIVE AND INDEPENDENT--0.6%
 15,000,000   Associates Corp. of North America 4.90%,
              05/28/99................................      14,699,875
                                                        --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              COMMERCIAL PAPER+ (CONTINUED)
              FINANCIAL SERVICES--1.1%,
$28,000,000   SBC Warburg, 5.44%, 01/19/99............  $   27,923,840
                                                        --------------
              FINANCIAL SERVICES--DIVERSIFIED--1.0%
 25,000,000   ABB Treasury, 5.05%, 02/23/99...........      24,814,132
                                                        --------------
              FINANCIAL SERVICES--NON-CAPTIVE AND INDEPENDENT--1.4%
 15,000,000   General Electric Capital Corp., 5.22%,
              02/17/99................................      14,897,775
 20,000,000   General Electric Capital Corp., 5.12%,
              03/11/99................................      19,803,733
                                                        --------------
                                                            34,701,508
                                                        --------------
              FOOD & BEVERAGES--2.0%
 15,000,000   Campbell, 5.44%, 01/29/99...............      14,936,533
 35,000,000   Coca-Cola, 5.09%, 02/05/99..............      34,826,799
                                                        --------------
                                                            49,763,332
                                                        --------------
              FOOD PROCESSING--0.8%
 20,000,000   Archer-Daniels-Midland Co., 5.17%,
              01/28/99................................      19,922,450
                                                        --------------
              FOREIGN GOVERNMENT AND RELATED ISSUES--1.0%
 25,000,000   Canadian Wheat Board, 4.72%, 04/28/99...      24,616,500
                                                        --------------
 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              COMMERCIAL PAPER+ (CONTINUED)
              FOREIGN--RETAIL SPECIALTY--0.6%
$ 6,344,000   St. Michael Finance Ltd., 5.16%,
              02/05/99................................  $    6,312,174
 10,000,000   St. Michael Finance Ltd., 5.05%,
              03/12/99................................       9,901,806
                                                        --------------
                                                            16,213,980
                                                        --------------
              INSURANCE--1.4%
 20,000,000   American General, 5.32%, 01/19/99.......      19,946,800
 15,000,000   American General, 5.21%, 02/05/99.......      14,924,021
                                                        --------------
                                                            34,870,821
                                                        --------------
              INSURANCE--NON-HEALTH & LIFE--2.4%
 30,000,000   General RE Corp., 5.21%, 01/29/99.......      29,878,433
 30,000,000   Prudential Funding Corp., 5.30%,
              01/20/99................................      29,916,083
                                                        --------------
                                                            59,794,516
                                                        --------------
              LEASING--0.8%
 20,000,000   International Lease Finance, 5.46%,
              01/14/99................................      19,960,567
                                                        --------------
              MEDIA--0.4%
 10,000,000   New York Times, 5.30%, 01/07/99.........       9,991,167
                                                        --------------
              MEDICAL CARE & PRODUCTS--0.8%
 20,000,000   Glaxo-Wellcome Co., 5.16%, 02/05/99.....      19,899,667
                                                        --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              COMMERCIAL PAPER+ (CONTINUED)
              MEDICAL PRODUCTS & SUPPLIES--2.2%
$12,000,000   Becton Dickinson & Co., 5.15%,
              02/10/99................................  $   11,931,333
 25,000,000   Johnson & Johnson, 4.92%, 02/26/99......      24,808,667
 20,000,000   Johnson & Johnson, 4.76%, 06/25/99......      19,534,305
                                                        --------------
                                                            56,274,305
                                                        --------------
              NON-BANK HOLDING COMPANIES--1.2%
 15,000,000   USAA Capital Corp., 5.20%, 02/17/99.....      14,898,167
 15,000,000   USAA Capital Corp., 5.12%, 02/25/99.....      14,882,667
                                                        --------------
                                                            29,780,834
                                                        --------------
              OIL PRODUCTION--1.6%
 20,000,000   Statoil, 6.07%, 01/08/99................      19,976,394
 20,000,000   Statoil, 5.32%, 01/28/99................      19,920,200
                                                        --------------
                                                            39,896,594
                                                        --------------
              PHARMACEUTICALS--1.7%
 23,000,000   Pfizer, 5.20%, 01/11/99.................      22,966,778
 20,000,000   Warner Lambert, 5.35%, 02/11/99.........      19,878,139
                                                        --------------
                                                            42,844,917
                                                        --------------
              PIPELINE--NON-NATURAL GAS--0.3%
  7,000,000   Colonial Pipeline Co., 5.45%,
              02/12/99................................       6,955,492
                                                        --------------
              RESORTS & ENTERTAINMENT--0.8%
 20,000,000   Walt Disney Co. (The), 4.97%,
              03/02/99................................      19,834,333
                                                        --------------
              TECHNOLOGY INDUSTRIES--1.7%
 44,595,000   Motorola Corp. 5.16%, 02/25/99..........      44,247,644
                                                        --------------
 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              COMMERCIAL PAPER+ (CONTINUED)
              TELECOMMUNICATIONS--0.9%
$ 9,500,000   BellSouth Telecommunications, Inc.,
              5.07% 02/08/99..........................  $    9,449,159
 15,000,000   France Telecom, 5.06%, 03/05/99.........      14,867,175
                                                        --------------
                                                            24,316,334
                                                        --------------
              UTILITIES--ELECTRIC--1.2%
 20,000,000   National Rural Utilities Cooperative
              Finance Corp., 5.33%, 01/14/99..........      19,961,506
 10,200,000   National Rural Utilities Cooperative
              Finance Corp., 5.06%, 03/26/99..........      10,079,572
                                                        --------------
                                                            30,041,078
                                                        --------------
              TOTAL COMMERCIAL PAPER
              (Cost $1,041,789,179)...................   1,041,789,179
                                                        --------------

               UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS--9.8%
               FEDERAL FARM CREDIT BANK--0.3%
   7,350,000   4.76%, 01/18/00.........................     7,334,381
                                                         ------------
               FEDERAL HOME LOAN BANK--2.9%
  10,000,000   5.40%, 01/15/99.........................     9,999,622
   9,000,000   5.47%, 02/24/99.........................     8,997,697
   5,000,000   5.63%, 05/05/99.........................     4,999,257
   5,000,000   5.63%, 06/15/99.........................     4,999,453
  10,000,000   5.536%, 07/15/99........................     9,996,688
  15,000,000   5.30%, 10/08/99.........................    14,994,606
  10,000,000   5.08%, 11/09/99.........................     9,995,993
   9,575,000   5.825%, 11/19/99........................     9,684,354
                                                         ------------
                                                           73,667,670
                                                         ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS
               (CONTINUED)
               FEDERAL HOME LOAN MORTGAGE CORP.--3.1%
$ 25,000,000   5.09% +, 01/08/99.......................  $ 24,975,257
  20,000,000   5.035%, 02/18/99........................    19,865,733
  15,000,000   4.885% +, 03/05/99......................    14,871,769
   7,500,000   5.60%, 04/21/99.........................     7,498,576
  10,000,000   4.75% +, 06/11/99.......................     9,787,570
                                                         ------------
                                                           76,998,905
                                                         ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION--2.1%
  10,000,000   5.36%, 02/19/99.........................     9,998,577
  20,000,000   5.60% 04/22/99..........................    20,024,862
  10,000,000   5.56%, 05/21/99.........................     9,995,106
   4,000,000   5.81%, 10/01/99.........................     4,026,620
  10,000,000   4.81%, 10/05/99.........................     9,992,633
                                                         ------------
                                                           54,037,798
                                                         ------------
               STUDENT LOAN MARKETING ASSOCIATION--0.4%
  10,000,000   5.52%, 06/10/99.........................     9,993,469
                                                         ------------
               UNITED STATES TREASURY NOTES--1.0%
   5,000,000   6.375%, 01/15/99........................     5,001,739
   5,000,000   6.375%, 04/30/99........................     5,012,159
   5,000,000   5.625%, 10/31/99........................     5,039,567
   5,000,000   5.875%, 11/15/99........................     5,044,506
   5,000,000   5.625%, 12/31/99........................     5,044,942
                                                         ------------
                                                           25,142,913
                                                         ------------
               TOTAL UNITED STATES GOVERNMENT AGENCIES
               & OBLIGATIONS
               (Cost $247,175,136).....................   247,175,136
                                                         ------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------   CERTIFICATES OF DEPOSIT--9.7%             ------------
               BANK HOLDING COMPANIES--3.6%
$ 20,000,000   American Express Centurion Bank, 5.50%,
               01/06/99................................  $ 20,000,000
  10,000,000   American Express Centurion Bank, 5.27%,
               01/07/99................................    10,000,000
   5,000,000   Bank of America, 5.51%, 02/17/99........     4,999,535
  15,000,000   Bank of America, 5.00%, 05/04/99........    15,000,000
  10,000,000   Chase Manhattan Bank, 4.93%, 03/31/99...    10,000,000
   5,000,000   Chase Manhattan Bank, 5.745%,
               05/10/99................................     4,999,070
   5,000,000   Michigan National Bank, 4.94%,
               09/15/99................................     5,000,688
  10,000,000   Wilmington Trust Co., 5.73%, 02/16/99...    10,000,000
  10,000,000   Wilmington Trust Co., 5.66%, 04/09/99...    10,000,000
                                                         ------------
                                                           89,999,293
                                                         ------------
               BANKS--FOREIGN INSTITUTIONS--6.1%
  15,000,000   Bank of Austria, 5.60%, 08/13/99........    14,995,038
  10,000,000   Bank of Nova Scotia, 5.14%, 02/08/99....    10,000,000
  10,000,000   Bank of Nova Scotia, 5.15%, 04/01/99....    10,002,665
  10,000,000   Canadian Imperial Bank, 5.74%,
               03/31/99................................     9,998,832
  15,000,000   Commerzbank NY, 5.41%, 03/11/99.........    15,002,862

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               CERTIFICATES OF DEPOSIT (CONTINUED)
$ 10,000,000   Credit Suisse, 5.75%, 03/31/99..........  $ 10,000,000
  25,000,000   Dresdner, 6.25%, 01/05/99...............    25,000,000
  10,000,000   Dresdner, 5.50%, 01/06/99...............    10,000,000
  10,000,000   Rabobank Nederland NV, 5.77%,
               05/05/99................................     9,998,699
  10,000,000   Rabobank Nederland NV, 5.65%,
               07/08/99................................     9,997,625
  15,000,000   Royal Bank of Scotland, 5.14%,
               01/27/99................................    15,000,000
  15,000,000   Toronto Dominion, 5.62%, 02/10/99.......    15,000,634
                                                         ------------
                                                          154,996,355
                                                         ------------
               TOTAL CERTIFICATES OF DEPOSIT
               (Cost $244,995,648).....................   244,995,648
                                                         ------------

               TIME DEPOSITS--4.6 %
               BANK HOLDING COMPANIES--2.6%
  30,000,000   National City, 4.75%, 01/04/99..........    30,000,000
  35,000,000   SunTrust Banks, Inc., 5.00%, 01/04/99...    35,000,000
                                                         ------------
                                                           65,000,000
                                                         ------------
               BANKS--FOREIGN INSTITUTIONS--2.0%
  25,312,000   CIBC/Oppenheimer, 5.00%, 01/04/99.......    25,312,000
  25,000,000   Westdeutsche Landesbank, 8.50%,
               01/04/99................................    25,000,000
                                                         ------------
                                                           50,312,000
                                                         ------------
               TOTAL TIME DEPOSITS
               (Cost $115,312,000).....................   115,312,000
                                                         ------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------   CORPORATE BONDS--3.4%                     ------------
               BANKING--2.1%
$  8,000,000   Chase Manhattan Bank, 5.875%,
               08/04/99................................  $  8,028,985
  15,000,000   FCC National Bank, 5.10%, 01/21/99......    15,000,000
   5,000,000   First National Bank of Chicago, 5.75%,
               05/10/99................................     5,004,541
  10,000,000   Lasalle National Bank, 4.97%,
               08/12/99................................    10,000,000
   6,250,000   Norwest Financial Inc., 6.25%,
               04/15/99................................     6,275,562
   8,000,000   Norwest Financial Inc., 6.68%,
               09/15/99................................     8,075,819
                                                         ------------
                                                           52,384,907
                                                         ------------
               FINANCE COMPANIES--1.0%
  15,000,000   Associates Corp. of North America,
               6.00%, 03/15/99.........................    15,007,379
   2,000,000   Associates Corp. of North America,
               7.50%, 05/15/99.........................     2,011,928
   7,291,000   Associates Corp. of North America,
               7.25%, 09/01/99.........................     7,365,144
                                                         ------------
                                                           24,384,451
                                                         ------------
               FOOD PROCESSING--0.2%
   5,000,000   Sara Lee Corp., 6.70%, 09/09/99.........     5,034,447
                                                         ------------
               TELECOMMUNICATIONS--0.1%
   4,200,000   British Telecom Finance, Inc. 9.375%,
               02/15/99................................     4,218,705
                                                         ------------
               TOTAL CORPORATE BONDS
               (Cost $86,022,510)......................    86,022,510
                                                         ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------   FLOATING RATE NOTES +--3.2%               ------------
               BANK HOLDING COMPANIES--1.6%
$ 10,000,000   Morgan Guaranty Trust Co., 5.57%,
               payable monthly, interest rate resets
               monthly, next interest rate reset date
               01/27/99, final maturity date
               09/27/99................................  $  9,996,423
  10,000,000   Morgan (J.P.) & Co., Inc., 5.48%,
               payable monthly, interest rate resets
               monthly, next interest rate reset date
               01/07/99, final maturity date
               07/07/99................................     9,997,011
  20,000,000   Northern Trust Co., 5.45%, payable
               monthly, interest rate resets monthly,
               next interest rate reset date 01/08/99,
               final maturity date 09/08/99............    19,991,781
                                                         ------------
                                                           39,985,215
                                                         ------------
               BROKERAGE SERVICES--1.6%
   5,000,000   Bear Stearns Cos. Inc., 5.53%, payable
               monthly interest rate resets monthly,
               next interest rate reset date 01/11/99,
               final maturity date 03/09/99............     5,000,000
   5,000,000   Bear Stearns Cos. Inc., 5.60%, payable
               monthly, interest rate rests monthly,
               next interest rate reset date 01/29/99,
               final maturity date 03/30/99............     5,000,000

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               FLOATING RATE NOTES + (CONTINUED)

$ 10,000,000   Merrill Lynch & Co., Inc., 5.49%,
               payable monthly, interest rate resets
               monthly, next interest rate reset date
               01/13/99, final maturity date
               04/13/99................................  $ 10,000,000
  20,000,000   Merrill Lynch & Co., Inc., 5.49%,
               payable monthly, interest rate resets
               monthly, next interest rate reset date
               01/13/99, final maturity date
               08/13/99................................    19,998,773
                                                         ------------
                                                           39,998,773
                                                         ------------
               TOTAL FLOATING RATE NOTES
               (Cost $79,983,988)......................    79,983,988
                                                         ------------

               ASSET BACKED SECURITIES-- 1.3%
   6,030,413   Arcadia Automoblie Receivables Trust,
               Series 1998-C, Class A-1, 5.47%,
               09/15/99................................     6,030,413
   6,604,793   Caterpillar Financial Asset Trust,
               Series 1998-A, Class A1, 5.6375%,
               07/26/99................................     6,604,792
   8,259,770   Case Equipment Loan Trust, Series
               1998-B, Class A1, 5.6075%, 09/15/99.....     8,259,770

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               ASSET BACKED SECURITIES (CONTINUED)
$  2,915,268   Case Equipment Loan Trust, Series
               1998-C, Class A1, 5.42%, 12/15/99.......  $  2,915,268
   8,970,346   Newcourt Equipment Trust Securities,
               Series 1998-1, Class A1, 5.007%,
               11/20/99................................     8,970,285
                                                         ------------
               TOTAL ASSET BACKED SECURITIES
               (Cost $32,780,528)......................    32,780,528
                                                         ------------

               REPURCHASE AGREEMENTS-- 27.1%
               REPURCHASE AGREEMENTS WITH BARCLAYS CAPITAL,
               INC.--2.8%
  70,000,000   4.70%, due 01/04/99, repurchase price
               $70,036,556 (Collateral-FFCB Note, 6.43%
               4/24/01; FNMA Notes, 5.75%-6.51%,
               6/15/05-5/06/08; aggregate market value
               plus accrued interest $71,400,025)......    70,000,000
                                                         ------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENT WITH DEUTSCHE BANK SECURITIES
               INC.--6.9%
$175,000,000   4.90% due 01/04/99, repurchase price
               $175,095,278 (Collateral-FNMA Notes
               0.00%-5.75% 6/30/99-2/15/08; aggregate
               market value plus accrued interest
               $178,500,372)...........................  $175,000,000
                                                         ------------
               REPURCHASE AGREEMENT WITH GOLDMAN, SACHS & CO.,--6.3%
 160,000,000   4.80%, due 01/04/99, repurchase price
               $160,085,333 (Collateral-- FHLMC Note,
               5.125%, 10/15/08; FNMA Note, 6.00%,
               5/15/08; aggregate market value plus
               accrued interest $163,201,459)..........   160,000,000
                                                         ------------
               REPURCHASE AGREEMENT WITH J.P. MORGAN SECURITIES,
               INC.--6.1%
 155,000,000   4.90%, due 01/04/99, repurchase price
               $155,084,389 (Collateral-- FHLB Discount
               Note, 0.00%, 3/12/99; IADB Bond, 6.80%,
               10/15/25; WLDB Bond, 8.875%, 3/01/26;
               aggreagte market value plus accrued
               interest $158,101,311)..................   155,000,000
                                                         ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENTS WITH MORGAN STANLEY DEAN
               WITTER--5.0%
$125,000,000   4.80%, due 01/04/99, repurchase price
               $125,066,667 (Collateral-- Various
               United States Government Agency Discount
               Notes & Bonds, 0.00%-7.12%,
               1/04/99-1/30/13; aggregate market value
               plus accrued interest $128,030,930).....  $125,000,000
                                                         ------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost $685,000,000).....................   685,000,000
                                                         ------------

                 TOTAL INVESTMENTS
                 (Cost $2,533,058,989) (a)-- 100.4%......   2,533,058,989
                 Other assets less liabilities--(0.4%)...      (8,894,236)
                                                           --------------
                 NET ASSETS--100%........................  $2,524,164,753
                                                           --------------
                                                           --------------

+ REPRESENTS YIELD AT TIME OF PURCHASE FOR COMMERCIAL PAPER, DISCOUNTED RATE AT TIME OF PURCHASE FOR UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS, AND INTEREST RATE IN EFFECT AT DECEMBER 31, 1998 FOR FLOATING RATE NOTES.
FFCB FEDERAL FARM CREDIT BANK.
FMLMC FEDERAL HOME LOAN MORTGAGE CORPORATION.
FNMA FEDERAL NATIONAL MORTGAGE ASSOCIATION.
IADB INTERAMERICAN DEVELOPMENT BANK.
WLBD WORLD DEVELOPMENT BANK.
(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND
        STATEMENT OF ASSETS AND LIABILITIES

          DECEMBER 31, 1998

--------------------------------------------------------------------------------

ASSETS:
  Investments at value, including repurchase agreements of
    $685,000,000 (Cost $2,533,058,989)......................  $2,533,058,989
  Cash......................................................       1,095,098
  Interest receivable.......................................       8,478,825
  Other assets..............................................          38,038
                                                              --------------
      TOTAL ASSETS..........................................   2,542,670,950
                                                              --------------
LIABILITIES:
  Payables:
    Dividends...............................................      10,344,643
    Investments purchased...................................       7,334,381
    Services provided by The Bank of New York and
      Administrator.........................................         731,805
  Accrued expenses and other liabilities....................          95,368
                                                              --------------
      TOTAL LIABILITIES.....................................      18,506,197
                                                              --------------
NET ASSETS:.................................................  $2,524,164,753
                                                              --------------
                                                              --------------
SOURCES OF NET ASSETS:......................................
  Capital stock @ par.......................................  $    2,524,166
  Capital surplus...........................................   2,521,642,155
  Distributions in excess of net investment income..........          (1,568)
                                                              --------------
NET ASSETS..................................................  $2,524,164,753
                                                              --------------
                                                              --------------
HAMILTON SHARES:
  Net assets................................................  $1,439,525,216
                                                              --------------
                                                              --------------
  Shares outstanding........................................   1,439,526,110
                                                              --------------
                                                              --------------
  Net asset value, offering price and repurchase price per
    share...................................................  $         1.00
                                                              --------------
                                                              --------------
HAMILTON PREMIER SHARES:
  Net assets................................................  $1,064,645,030
                                                              --------------
                                                              --------------
  Shares outstanding........................................   1,064,645,691
                                                              --------------
                                                              --------------
  Net asset value, offering price and repurchase price per
    share...................................................  $         1.00
                                                              --------------
                                                              --------------
HAMILTON CLASSIC SHARES:
  Net assets................................................  $   19,994,507
                                                              --------------
                                                              --------------
  Shares outstanding........................................      19,994,520
                                                              --------------
                                                              --------------
  Net asset value, offering price and repurchase price per
    share...................................................  $         1.00
                                                              --------------
                                                              --------------
Hamilton Shares authorized @ $.001 par value................   3,000,000,000
Hamilton Premier Shares authorized @ $.001 par value........   3,000,000,000
Hamilton Classic Shares authorized @ $.001 par value........   3,000,000,000

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
  Interest..................................................  $110,681,854
                                                              ------------
EXPENSES:
  Advisory..................................................     2,007,951
  Administration............................................     2,007,951
  12b-1 fee--Hamilton Classic Shares........................        48,077
  Servicing fee: Hamilton Premier Shares....................     2,179,686
                Hamilton Classic Shares.....................        48,077
  Registration and filings..................................       228,134
  Custodian.................................................       205,796
  Reports to shareholders...................................       184,086
  Transfer agent............................................       123,792
  Audit.....................................................        73,813
  Accounting services.......................................        60,000
  Cash management...........................................        53,881
  Insurance.................................................        55,153
  Legal.....................................................        28,349
  Directors.................................................        11,859
  Other.....................................................       157,520
                                                              ------------
    TOTAL EXPENSES..........................................     7,474,125
  Earnings credit adjustment (Note 3).......................        (5,763)
                                                              ------------
    NET EXPENSES............................................     7,468,362
                                                              ------------
    NET INVESTMENT INCOME...................................  $103,213,492
                                                              ------------
                                                              ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                       --------------------------------
                                                                                            1998             1997
                                                                                       ---------------  ---------------
OPERATIONS:
  Net investment income..............................................................  $   103,213,492  $    71,340,420
                                                                                       ---------------  ---------------
  Net increase in net assets resulting from operations...............................      103,213,492       71,340,420
                                                                                       ---------------  ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income: Hamilton Shares..............................      (58,674,160)     (42,331,939)
                                          Hamilton Premier Shares....................      (43,650,908)     (28,179,930)
                                          Hamilton Classic Shares....................         (903,654)        (801,227)
  Distributions from capital gains: Hamilton Shares..................................              -0-           (8,151)
                                   Hamilton Premier Shares...........................              -0-           (5,383)
                                   Hamilton Classic Shares...........................              -0-             (128)
                                                                                       ---------------  ---------------
                                                                                          (103,228,722)     (71,326,758)
                                                                                       ---------------  ---------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Hamilton Shares..................................    3,662,245,203    3,379,741,425
                                    Hamilton Premier Shares..........................    9,474,354,796    5,351,767,320
                                    Hamilton Classic Shares..........................       76,263,435       27,744,272
  Proceeds from shares issued on reinvestment
    of dividends: Hamilton Shares....................................................        6,615,671        4,222,183
                     Hamilton Premier Shares.........................................       27,238,815       14,839,743
                     Hamilton Classic Shares.........................................          775,787          700,778
  Cost of capital stock repurchased: Hamilton Shares.................................   (3,292,905,293)  (2,929,817,113)
                                     Hamilton Premier Shares.........................   (9,125,281,782)  (5,142,031,650)
                                     Hamilton Classic Shares.........................      (73,769,087)     (25,199,060)
                                                                                       ---------------  ---------------
    Increase in net assets resulting from capital stock transactions.................      755,537,545      681,967,898
                                                                                       ---------------  ---------------
      INCREASE IN NET ASSETS.........................................................      755,522,315      681,981,560
NET ASSETS:
  Beginning of year..................................................................    1,768,642,438    1,086,660,878
                                                                                       ---------------  ---------------
  End of year........................................................................  $ 2,524,164,753  $ 1,768,642,438
                                                                                       ---------------  ---------------
                                                                                       ---------------  ---------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Hamilton Shares.......................................................    3,662,245,203    3,379,741,425
                  Hamilton Premier Shares............................................    9,474,354,796    5,351,767,320
                  Hamilton Classic Shares............................................       76,263,435       27,744,272
  Shares issued on reinvestment of dividends: Hamilton Shares........................        6,615,671        4,222,183
                                             Hamilton Premier Shares.................       27,238,815       14,839,743
                                             Hamilton Classic Shares.................          775,787          700,778
  Shares repurchased: Hamilton Shares................................................   (3,292,905,293)  (2,929,817,113)
                        Hamilton Premier Shares......................................   (9,125,281,782)  (5,142,031,650)
                        Hamilton Classic Shares......................................      (73,769,087)     (25,199,060)
                                                                                       ---------------  ---------------
    Net increase.....................................................................      755,537,545      681,967,898
  Shares outstanding, beginning of year..............................................    1,768,628,776    1,086,660,878
                                                                                       ---------------  ---------------
  Shares outstanding, end of year....................................................    2,524,166,321    1,768,628,776
                                                                                       ---------------  ---------------
                                                                                       ---------------  ---------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                            HAMILTON SHARES
                                          ----------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------
                                             1998        1997       1996      1995      1994
                                          ----------  ----------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year....  $     1.00  $     1.00  $   1.00  $   1.00  $   1.00
                                          ----------  ----------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................       0.053       0.053     0.052     0.057     0.040
                                          ----------  ----------  --------  --------  --------
DIVIDENDS
Dividends from net investment income....      (0.053)     (0.053)   (0.052)   (0.057)   (0.040)
                                          ----------  ----------  --------  --------  --------
Net asset value at end of year..........  $     1.00  $     1.00  $   1.00  $   1.00  $   1.00
                                          ----------  ----------  --------  --------  --------
                                          ----------  ----------  --------  --------  --------
TOTAL RETURN:...........................        5.41%       5.47%     5.30%     5.84%     4.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................  $1,439,525  $1,063,579  $609,424  $604,053  $235,220
Ratio to average net assets of:
  Expenses net of waiver from The Bank
    of New York.........................        0.26%       0.25%     0.27%     0.26%     0.30%
  Expenses, prior to waiver from The
    Bank of New York....................        0.26%       0.25%     0.27%     0.26%     0.32%
  Net investment income, net of waiver
    from The Bank of New York...........        5.25%       5.34%     5.17%     5.67%     3.92%

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

--------------------------------------------------------------------------------

                                                            HAMILTON PREMIER SHARES
                                          ------------------------------------------------------------
                                                                                      FOR THE PERIOD
                                                  YEAR ENDED DECEMBER 31,            AUGUST 15, 1994*
                                          ----------------------------------------       THROUGH
                                             1998       1997      1996      1995    DECEMBER 31, 1994
                                          ----------  --------  --------  --------  ------------------
PER SHARE DATA:
Net asset value at beginning of period..  $     1.00  $   1.00  $   1.00  $   1.00       $   1.00
                                          ----------  --------  --------  --------       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................      (0.050)    0.051     0.049     0.054          0.017
                                          ----------  --------  --------  --------       --------
DIVIDENDS
Dividends from net investment income....      (0.050)   (0.051)   (0.049)   (0.054)        (0.017)
                                          ----------  --------  --------  --------       --------
Net asset value at end of period........  $     1.00  $   1.00  $   1.00  $   1.00       $   1.00
                                          ----------  --------  --------  --------       --------
                                          ----------  --------  --------  --------       --------
TOTAL RETURN:...........................        5.14%     5.19%     5.03%     5.54%          1.69%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................  $1,064,645  $688,339  $463,759  $340,163       $107,799
Ratio to average net assets of:
  Expenses..............................        0.51%     0.51%     0.53%     0.54%          0.61%***
  Net investment income.................        5.01%     5.09%     4.91%     5.40%          4.40%***

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

--------------------------------------------------------------------------------

                                                     HAMILTON CLASSIC SHARES
                                          ---------------------------------------------
                                                                       FOR THE PERIOD
                                           YEAR ENDED DECEMBER 31,   DECEMBER 4, 1995*
                                          -------------------------       THROUGH
                                           1998     1997     1996    DECEMBER 31, 1995
                                          -------  -------  -------  ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................  $  1.00  $  1.00  $  1.00        $ 1.00
                                          -------  -------  -------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................    0.047    0.047    0.046         0.004
                                          -------  -------  -------        ------
DIVIDENDS
Dividends from net investment income....   (0.047)  (0.047)  (0.046)       (0.004)
                                          -------  -------  -------        ------
Net asset value at end of period........  $  1.00  $  1.00  $  1.00        $ 1.00
                                          -------  -------  -------        ------
                                          -------  -------  -------        ------
TOTAL RETURN:...........................     4.81%    4.80%    4.73%         0.40%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................  $19,995  $16,725  $13,478        $3,098
Ratio to average net assets of:
  Expenses..............................     0.83%    0.88%    0.82%         0.76%***
  Net investment income.................     4.70%    4.71%    4.67%         5.18%***

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        SCHEDULE OF INVESTMENTS

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               UNITED STATES GOVERNMENT OBLIGATIONS--19.6%
               UNITED STATES TREASURY BILLS+--2.0%
$  5,000,000   4.475%, 11/12/99........................  $  4,802,031
  10,000,000   4.525%, 12/9/99.........................     9,574,875
                                                         ------------
                                                           14,376,906
                                                         ------------
               UNITED STATES TREASURY NOTES--17.6%
   6,000,000   6.375%, 1/15/99.........................     6,002,002
   9,000,000   5.875%, 1/31/99.........................     9,002,596
   7,000,000   5.00%, 2/15/99..........................     6,995,723
  10,000,000   5.50%, 2/28/99..........................    10,000,513
   7,000,000   5.875%, 3/31/99.........................     7,006,657
   8,000,000   6.25%, 3/31/99..........................     8,024,425
   4,000,000   7.00%, 4/15/99..........................     4,016,159
   3,000,000   6.375%, 4/30/99.........................     3,007,296
   8,000,000   6.375%, 5/15/99.........................     8,022,463
   5,000,000   6.25%, 5/31/99..........................     5,030,707
   5,000,000   6.00%, 6/30/99..........................     5,010,367
  10,000,000   5.875%, 7/31/99.........................    10,020,984
   5,000,000   6.00%, 8/15/99..........................     5,030,037
   5,000,000   5.875%, 8/31/99.........................     5,033,821
   5,000,000   5.75%, 9/30/99..........................     5,040,462
  10,000,000   5.625%, 10/31/99........................    10,092,331
  10,000,000   5.875%, 11/15/99........................    10,089,012
  10,000,000   5.625%, 12/31/99........................    10,089,884
                                                         ------------
                                                          127,515,439
                                                         ------------
               TOTAL UNITED STATES GOVERNMENT
               OBLIGATIONS
               (Cost $141,892,345).....................   141,892,345
                                                         ------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------   REPURCHASE AGREEMENTS-- 80.5%             ------------
               REPURCHASE AGREEMENT WITH BARCLAYS CAPITAL,
               INC.--13.9%
$100,000,000   4.60%, due 1/04/99, repurchase price
               $100,051,111 (Collateral-- UST Notes,
               6.875%-7.125%, 8/31/99-9/30/99; UST
               Bond, 6.125%, 11/15/27; aggregate market
               value plus accrued interest
               $102,000,158)...........................  $100,000,000
                                                         ------------
               REPURCHASE AGREEMENT WITH DEUTSCHE BANK SECURITIES
               INC.--13.9%
 100,000,000   4.85%, due 1/04/99, repurchase price
               $100,053,889 (Collateral-- UST Notes,
               3.625%-5.375%, 6/30/00-7/15/02;
               aggregate market value plus accrued
               interest $102,000,764)..................   100,000,000
                                                         ------------
               REPURCHASE AGREEMENT WITH GOLDMAN, SACHS & CO.--16.7%
 120,835,000   4.70%, due 1/04/99, repurchase price
               $120,898,103 (Collateral-- UST Note,
               6.50%, 5/15/05; market value plus
               accrued interest $123,251,832)..........   120,835,000
                                                         ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        DECEMBER 31, 1998

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENT WITH J.P. MORGAN SECURITIES,
               INC.--17.3%
$125,000,000   4.75%, due 1/04/99, repurchase price
               $125,065,972 (Collateral-- UST Note,
               5.625%, 12/31/99; UST Bond, 9.875%,
               11/15/15; aggregate market value plus
               accrued interest $127,500,064)..........  $125,000,000
                                                         ------------
               REPURCHASE AGREEMENT WITH MORGAN STANLEY DEAN
               WITTER--18.7%
 135,000,000   4.75%, due 1/04/99, repurchase price
               $135,071,250 (Collateral-- UST Notes,
               5.625%-6.875%, 12/31/02-5/15/06;
               aggregate market value plus accrued
               interest $138,344,802)..................   135,000,000
                                                         ------------
 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               REPURCHASE AGREEMENTS (CONTINUED)
               TOTAL REPURCHASE AGREEMENTS
               (Cost $580,835,000).....................  $580,835,000
                                                         ------------

               TOTAL INVESTMENTS--
               (Cost $722,727,345)(a)-- 100.1%.........   722,727,345
               Other assets less liabilities--(0.1)%...      (871,971)
                                                         ------------
               NET ASSETS--100.0%......................  $721,855,374
                                                         ------------
                                                         ------------

+ COUPON RATE REPRESENTS DISCOUNTED RATE AT TIME OF PURCHASE FOR UNITED STATES TREASURY BILLS.
UST  UNITED STATES TREASURY.
(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND
        STATEMENT OF ASSETS AND LIABILITIES

         DECEMBER 31, 1998

--------------------------------------------------------------------------------

ASSETS:
  Investments at value, including repurchase agreements of
    $580,835,000 (Cost $722,727,345)........................  $  722,727,345
  Cash......................................................              84
  Interest receivable.......................................       1,920,078
  Deferred organization costs and other assets..............          40,926
                                                              --------------
      TOTAL ASSETS..........................................     724,688,433
                                                              --------------
LIABILITIES:
  Payables:
    Dividends...............................................       2,576,363
  Services provided by The Bank of New York and
    Administrator...........................................         240,211
  Accrued expenses and other liabilities....................          16,485
                                                              --------------
      TOTAL LIABILITIES.....................................       2,833,059
                                                              --------------
NET ASSETS:.................................................  $  721,855,374
                                                              --------------
                                                              --------------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $      721,855
  Capital surplus...........................................     721,136,197
  Distributions in excess of net investment income..........          (2,678)
                                                              --------------
NET ASSETS..................................................  $  721,855,374
                                                              --------------
                                                              --------------
HAMILTON SHARES:
  Net assets................................................  $  201,363,261
                                                              --------------
                                                              --------------
  Shares outstanding........................................     201,363,048
                                                              --------------
                                                              --------------
  Net asset value, offering price and repurchase price per
    share...................................................  $         1.00
                                                              --------------
                                                              --------------
HAMILTON PREMIER SHARES:
  Net assets................................................  $  520,492,113
                                                              --------------
                                                              --------------
  Shares outstanding........................................     520,491,965
                                                              --------------
                                                              --------------
  Net asset value, offering price and repurchase price per
    share...................................................  $         1.00
                                                              --------------
                                                              --------------
Hamilton Shares authorized @ $.001 par value................   2,000,000,000
Hamilton Premier Shares authorized @ $.001 par value........   2,000,000,000

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
  Interest..................................................  $27,195,578
                                                              -----------
EXPENSES:
  Advisory..................................................      508,540
  Administration............................................      508,540
  Servicing fee--Hamilton Premier Shares....................      836,436
  Registration and filings..................................      132,612
  Custodian.................................................       90,659
  Accounting services.......................................       60,000
  Transfer agent............................................       38,155
  Audit.....................................................       14,120
  Directors.................................................       11,762
  Organization..............................................        6,464
  Reports to shareholders...................................       12,849
  Legal.....................................................        7,076
  Cash management...........................................       11,807
  Insurance.................................................        6,858
  Other.....................................................        8,051
                                                              -----------
    TOTAL EXPENSES..........................................    2,253,929
  Fees waived by The Bank of New York.......................      (48,202)
  Earnings credit adjustment (Note 3).......................       (2,206)
                                                              -----------
    NET EXPENSES............................................    2,203,521
                                                              -----------
    NET INVESTMENT INCOME...................................   24,992,057
  Net realized gain on investments..........................        1,044
                                                              -----------
  Net increase in net assets resulting from operations......  $24,993,101
                                                              -----------
                                                              -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                           FOR THE PERIOD
                                                                              YEAR         APRIL 1, 1997*
                                                                             ENDED            THROUGH
                                                                          DECEMBER 31,      DECEMBER 31,
                                                                              1998              1997
                                                                        ----------------   --------------
OPERATIONS:
  Net investment income...............................................  $    24,992,057    $   4,641,946
  Net realized gain (loss) on investments.............................            1,044             (683)
                                                                        ----------------   --------------
    Net increase in net assets resulting from operations..............       24,993,101        4,641,263
                                                                        ----------------   --------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Hamilton Shares...............       (8,862,413)      (1,347,411)
                                           Hamilton Premier Shares....      (16,129,644)      (3,294,535)
                                                                        ----------------   --------------
                                                                            (24,992,057)      (4,641,946)
                                                                        ----------------   --------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Hamilton Shares...................      758,097,192      213,597,568
                                     Hamilton Premier Shares..........    2,984,119,812      880,125,419
  Proceeds from shares issued on reinvestment
    of dividends: Hamilton Shares.....................................        3,882,860        1,096,720
                      Hamilton Premier Shares.........................        7,344,494        1,695,732
  Cost of capital stock repurchased: Hamilton Shares..................     (671,336,485)    (103,974,807)
                                      Hamilton Premier Shares.........   (2,654,867,480)    (697,926,012)
                                                                        ----------------   --------------
    Increase in net assets resulting from capital stock
      transactions....................................................      427,240,393      294,614,620
                                                                        ----------------   --------------
      INCREASE IN NET ASSETS..........................................      427,241,437      294,613,937
NET ASSETS:
  Beginning of period.................................................      294,613,937              -0-
                                                                        ----------------   --------------
  End of period.......................................................  $   721,855,374    $ 294,613,937
                                                                        ----------------   --------------
                                                                        ----------------   --------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Hamilton Shares........................................      758,097,192      213,597,568
                  Hamilton Premier Shares.............................    2,984,119,812      880,125,419
  Shares issued on reinvestment of dividends: Hamilton Shares.........        3,882,860        1,096,720
                                              Hamilton Premier
                                        Shares........................        7,344,494        1,695,732
  Shares repurchased: Hamilton Shares.................................     (671,336,485)    (103,974,807)
                         Hamilton Premier Shares......................   (2,654,867,480)    (697,926,012)
                                                                        ----------------   --------------
    Net increase......................................................      427,240,393      294,614,620
  Shares outstanding, beginning of period.............................      294,614,620              -0-
                                                                        ----------------   --------------
  Shares outstanding, end of period...................................      721,855,013      294,614,620
                                                                        ----------------   --------------
                                                                        ----------------   --------------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   HAMILTON SHARES                  HAMILTON PREMIER SHARES
                                          ----------------------------------   ----------------------------------
                                              YEAR          FOR THE PERIOD         YEAR          FOR THE PERIOD
                                              ENDED         APRIL 1, 1997*         ENDED         APRIL 1, 1997*
                                          DECEMBER 31,         THROUGH         DECEMBER 31,         THROUGH
                                              1998        DECEMBER 31, 1997        1998        DECEMBER 31, 1997
                                          -------------   ------------------   -------------   ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $   1.00          $   1.00           $   1.00          $   1.00
                                          -------------        --------        -------------        --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................        0.051             0.040              0.049             0.038
                                          -------------        --------        -------------        --------
DIVIDENDS
Dividends from net investment income....       (0.051)           (0.040)            (0.049)           (0.038)
                                          -------------        --------        -------------        --------
Net asset value at end of period........     $   1.00          $   1.00           $   1.00          $   1.00
                                          -------------        --------        -------------        --------
                                          -------------        --------        -------------        --------
TOTAL RETURN:...........................         5.25%             4.02%**            4.99%             3.83%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................     $201,363          $110,719           $520,492          $183,895
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         0.27%             0.25%***           0.52%             0.50%***
  Expenses, prior to waiver from The
    Bank of New York....................         0.28%             0.33%***           0.53%             0.56%***
  Net investment income, net of waiver
    from The Bank of New York...........         5.09%             5.29%***           4.82%             5.06%***

*    COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the "Company") was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of ten series: BNY Hamilton Equity Income Fund (the "Equity Income Fund"), BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund"), BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund"), BNY Hamilton International Equity Fund (the "International Equity Fund"), BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund"), BNY Hamilton Intermediate Investment Grade Fund (the "Intermediate Investment Grade Fund"), BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund"), BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund"), BNY Hamilton Money Fund (the "Money Fund"), and BNY Hamilton Treasury Money Fund (the "Treasury Money Fund") (individually, a "Fund" and collectively, the "Funds"). All the Funds (except the Money Fund and Treasury Money Fund) consist of two classes of shares: Institutional Shares and Investor Shares. The Money Fund consists of three classes of shares: Hamilton Shares, Hamilton Premier Shares, and Hamilton Classic Shares. The Treasury Money Fund consists of two classes of shares: Hamilton Shares and Hamilton Premier Shares.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

  On April 1, 1997, the Equity Income Fund, Large Cap Growth Fund, Small Cap Growth Fund, Intermediate Investment Grade Fund and Intermediate Tax-Exempt Fund commenced operations of their respective Institutional Class of Shares as the result of a conversion of common and collective trust funds managed by the The Bank of New York. The following chart summarizes pertinent data related to each Fund on the date of the conversion:

                                                       EQUITY         LARGE CAP
                                                       INCOME          GROWTH
                                                        FUND            FUND
                                                    -------------   -------------
Shares issued.....................................     18,189,661      28,808,732
Net assets........................................  $ 258,475,076   $ 288,087,324
Net asset value per share.........................  $       14.21   $       10.00
Unrealized appreciation of converted Funds........  $  49,514,077   $ 101,357,786


                                                                    INTERMEDIATE
                                                      SMALL CAP      INVESTMENT
                                                       GROWTH           GRADE
                                                        FUND            FUND
                                                    -------------   -------------
Shares issued.....................................      8,453,791      34,378,123
Net assets........................................  $  84,537,911   $ 343,781,232
Net asset value per share.........................  $       10.00   $       10.00
Unrealized appreciation (depreciation) of
 converted Funds..................................  $   9,660,997   $  (6,426,484)

                                                    INTERMEDIATE
                                                     TAX-EXEMPT
                                                        FUND
                                                    -------------
Shares issued.....................................     25,934,046
Net assets........................................  $ 259,340,465
Net asset value per share.........................  $       10.00
Unrealized appreciation of converted Fund.........  $   8,399,206

  On July 1, 1997, an additional conversion of common and collective trust funds managed by The Bank of New York resulted in an increase in Institutional Shares of the Large Cap Growth Fund, Intermediate Investment Grade Fund, and Intermediate Tax-Exempt Fund. The following chart summarizes the pertinent data related to the July 1, 1997 conversion:

                                                                    INTERMEDIATE
                                                      LARGE CAP      INVESTMENT
                                                       GROWTH           GRADE
                                                        FUND            FUND
                                                    -------------   -------------
Shares issued.....................................     4,510,593       2,674,998
Net assets........................................  $ 53,224,997    $ 27,204,728
Net asset value per share.........................  $      11.80    $      10.17
Unrealized appreciation (depreciation) of
 converted Funds..................................  $ 32,319,863    $    (19,615)


                                                    INTERMEDIATE
                                                     TAX-EXEMPT
                                                        FUND
                                                    -------------
Shares issued.....................................       360,366
Net assets........................................  $  3,643,301
Net asset value per share.........................  $      10.11
Unrealized appreciation of converted Fund.........  $     70,239

  For financial reporting purposes, the increase in net assets resulting from these two conversions, including the unrealized appreciation (depreciation) was reflected as proceeds from capital stock sold--Institutional Shares in each Fund's Statement of Changes in Net Assets.

  In addition, on April 1, 1997, the Equity Income Fund, Intermediate Government Fund, and Intermediate New York Tax-Exempt Fund transferred shares from their respective Investor Class of Shares to their respective Institutional Class of Shares as follows:

                                                       EQUITY       INTERMEDIATE
                                                       INCOME        GOVERNMENT
                                                        FUND            FUND
                                                    -------------   -------------
Shares converted..................................     14,210,212      5,760,887
Dollar amount of conversion.......................  $ 201,927,107   $ 54,901,254


                                                    INTERMEDIATE
                                                      NEW YORK
                                                     TAX-EXEMPT
                                                        FUND
                                                    -------------
Shares converted..................................      2,610,884
Dollar amount of conversion.......................  $  26,526,577

  The shares and dollar amounts for each Fund relating to this transfer were included as an increase to Shares Sold--Institutional Shares and proceeds from capital stock sold-- Institutional Shares and an increase to Shares Repurchased--Investor Shares and cost of capital stock repurchased--Investor Shares on each Fund's respective Statement of Changes in Net Assets for the year ended December 31, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES

(A) SECURITY VALUATIONS

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Unlisted securities traded only on the over-the-counter market are valued at the average of the quoted bid and the asked prices over-the-counter market.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Securities included in the Money Fund and Treasury Money Fund, and short-term securities with a remaining maturity of 60 days or less in all other Funds are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) CURRENCY TRANSLATION

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a foreign currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities other than investments currently shown on the respective Fund's statement of assets and liabilities are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) REPURCHASE AGREEMENTS

  A Fund's custodian or designated sub-custodians, as the case may be for tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) WRITTEN OPTIONS AND PURCHASED OPTIONS

  All Funds (except the Money Fund and the Treasury Money Fund) may enter into an option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position. The nature and risks associated with these securities are explained further in the Prospectus and Statement of Additional Information.

  When a Fund writes a call option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When a put option is purchased, the Fund will pay a premium. Premiums paid for put options are included as investments and are also adjusted to their current market value daily.

  If a written call expires, the premium received by the Fund will be treated as a short term capital gain. Likewise, premiums paid for purchased put options that expire unexercised will be treated as short term capital losses. In addition, short term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) FEDERAL INCOME TAXES

  Each Fund is created as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

  The Intermediate Government Fund, the Intermediate Investment Grade Fund, the Intermediate New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund, the Money Fund and the Treasury Money Fund declare dividends daily and pay dividends monthly. The Equity Income Fund and the Large Cap Growth Fund declare and pay dividends monthly. The Small Cap Growth Fund and the International Equity Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year.

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities purchased for all Funds, except for the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund are accreted, and premiums on securities purchased for the Intermediate New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund, the Money Fund, and the Treasury Money Fund are amortized.

(H) FINANCIAL STATEMENTS PREPARATION

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

(I) ORGANIZATION COSTS

  Costs incurred in connection with the organization and initial registration of the Large Cap Growth Fund, Small Cap Growth Fund, International Equity Fund, Intermediate Investment Grade Fund, Intermediate Tax-Exempt Fund and Treasury Money Fund are being amortized evenly over the period of benefit not to exceed 60 months from the date upon which those Funds commenced investment operations.

3. ADVISORY, ADMINISTRATION AND OTHER TRANSACTIONS WITH AFFILIATES

  The Bank of New York acts as the Funds' investment adviser (the "Adviser"). The Adviser manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Adviser's fee accrues daily and is payable monthly at the following annual rates:

                                                                              % OF AVERAGE
                                                                                DAILY NET
                                                                                 ASSETS
                                                                              -------------
Equity Income Fund..........................................................           .60%
Large Cap Growth Fund.......................................................           .60%
Small Cap Growth Fund.......................................................           .75%
International Equity Fund...................................................          .425%
Intermediate Government Fund................................................           .50%
Intermediate Investment Grade Fund..........................................           .50%
Intermediate New York Tax-
  Exempt Fund...............................................................           .50%
Intermediate Tax-Exempt Fund................................................           .50%
Money Fund..................................................................           .10%
Treasury Money Fund.........................................................           .10%

  The International Equity Fund is also sub-advised by Indocam, formerly Indosuez International Investment Services (the "Sub-Adviser"), a subsidiary of Banque Indosuez. The Fund accrues daily an additional fee to the Sub-Adviser, payable monthly at the rate of .425% of average daily net assets of the International Equity Fund.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain of responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to The Bank of New York. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                                                              % OF AVERAGE
                                                                                DAILY NET
                                                                                 ASSETS
                                                                              -------------
Equity Income Fund..........................................................           .20%
Large Cap Growth Fund.......................................................           .20%
Small Cap Growth Fund.......................................................           .20%
International Equity Fund...................................................           .20%
Intermediate Government Fund................................................           .20%
Intermediate Investment Grade Fund..........................................           .20%
Intermediate New York Tax-
  Exempt Fund...............................................................           .20%
Intermediate Tax-Exempt Fund................................................           .20%
Money Fund..................................................................           .10%
Treasury Money Fund.........................................................           .10%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 1998 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the year ended December 31, 1998, the Intermediate New York Tax-Exempt Fund did not earn any such monies.

  As of December 31, 1998, the Bank of New York has voluntarily agreed to assume/ waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                                                    INSTITUTIONAL     INVESTOR
                                                       SHARES          SHARES
                                                    -------------   -------------
Large Cap Growth Fund.............................           .82%           1.07%
Small Cap Growth Fund.............................           .97%           1.22%
International Equity Fund.........................          1.27%           1.52%
Intermediate Government Fund......................           .90%           1.15%
Intermediate Investment Grade Fund................           .90%           1.15%
Intermediate New York Tax-Exempt Fund.............           .90%           1.15%
Intermediate Tax-Exempt Fund......................           .90%           1.15%

  The Treasury Money Fund had various limitations for each class of shares throughout the period. Effective July 1, 1998, the waivers for both classes in the Treasury Money Fund were discontinued.

  Management reserves the right to implement or discontinue expense limitations at any time.

  The Company has adopted a distribution plan (the "12b-1 Plans") with respect to each Fund (except for the Treasury Money Fund). Under the 12b-1 Plans, the Funds will pay the Distributor for distribution expenses incurred in connection with sales of shares as outlined in the following chart:

                                                                             DATE OF
                                                                        IMPLEMENTATION OF
NAME OF FUND                                              CLASS            12B-1 PLAN
--------------------------------------------------  -----------------   -----------------
Equity Income Fund................................      Investor          April 1, 1997
Large Cap Growth Fund.............................      Investor           May 1, 1997
Small Cap Growth Fund.............................      Investor           May 1, 1997
International Equity Fund.........................      Investor           May 1, 1997
Intermediate Government Fund......................      Investor          April 1, 1997
Intermediate Investment Grade Fund................      Investor           May 1, 1997
Intermediate New York Tax-Exempt Fund.............      Investor          April 1, 1997
Intermediate
  Tax-Exempt Fund.................................      Investor           May 1, 1997
Money Fund........................................  Hamilton Classic    December 4, 1995

  Payments for distribution expenses may not exceed .25% of the average daily net assets of each class noted in the chart above.
  BNY Hamilton Funds, Inc. has adopted a shareholder servicing plan for the Money Fund and the Treasury Money Fund, pursuant to which, Hamilton Premier Shares and Hamilton Classic Shares of the Money Fund and Hamilton Premier Shares of the Treasury Money Fund are sold to certain institutions that enter into servicing agreements with the Company. The Bank of New York and the Administrator (the "Shareholder Servicing Agents") have each entered into Shareholder Service Agreements with respect to these Shares. The Shareholder Servicing Agents will perform shareholder support services. Pursuant to the Shareholder Service Agreements, Hamilton Premier Shares and Hamilton Classic Shares of the Money Fund and Hamilton Premier Shares of the Treasury Money Fund will pay the Shareholder Servicing Agents an annual shareholder servicing fee, accrued daily and payable monthly, of .25% of the Shares' respective average daily net assets. The shareholder servicing plan does not cover, and the fees thereunder are not payable to, Shareholder Organizations with respect to Hamilton Shares of the Money Fund and the Treasury Money Fund.

  During fiscal year 1998, the Bank of New York purchased the brokerage firm of ESI Securities ("ESI"). During 1998, the Large Cap Growth Fund and Small Cap Growth Fund paid brokerage commissions of $5,295 and $378, respectively, to ESI.

4. PORTFOLIO SECURITIES

  For the year ended December 31, 1998, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                                        EQUITY INCOME FUND
                                                    --------------------------
                                                     PURCHASES       SALES
                                                    ------------  ------------
US Gov't Securities...............................  $         --  $         --
All Others........................................   208,481,815   277,415,260


                                                      LARGE CAP GROWTH FUND
                                                    --------------------------
                                                     PURCHASES       SALES
                                                    ------------  ------------
US Gov't Securities...............................  $         --  $         --
All Others........................................   100,237,125   106,493,497

                                                      SMALL CAP GROWTH FUND
                                                    --------------------------
                                                     PURCHASES       SALES
                                                    ------------  ------------
US Gov't Securities...............................  $         --  $         --
All Others........................................   180,376,294   127,609,705

                                                    INTERNATIONAL EQUITY FUND
                                                    --------------------------
                                                     PURCHASES       SALES
                                                    ------------  ------------
US Gov't Securities...............................  $         --  $         --
All Others........................................   166,113,589   106,016,025

                                                           INTERMEDIATE
                                                         GOVERNMENT FUND
                                                    --------------------------
                                                     PURCHASES       SALES
                                                    ------------  ------------
US Gov't Securities...............................  $ 44,836,334  $ 44,659,066
All Others........................................     1,841,744       852,267


                                                     INTERMEDIATE INVESTMENT
                                                            GRADE FUND
                                                    --------------------------
                                                     PURCHASES       SALES
                                                    ------------  ------------
US Gov't Securities...............................  $ 82,125,677  $ 77,574,393
All Others........................................   143,522,313   115,784,557

                                                      INTERMEDIATE NEW YORK
                                                         TAX-EXEMPT FUND
                                                    --------------------------
                                                     PURCHASES       SALES
                                                    ------------  ------------
US Gov't Securities...............................  $         --  $         --
All Others........................................    12,396,180    10,080,587

                                                     INTERMEDIATE TAX-EXEMPT
                                                               FUND
                                                    --------------------------
                                                     PURCHASES       SALES
                                                    ------------  ------------
US Gov't Securities...............................  $         --  $         --
All Others........................................    96,853,454    97,844,499

5. FEDERAL INCOME TAXES

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 1998 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                                        CAPITAL LOSS
                                                        CARRYFORWARD   EXPIRATION
                                                        ------------   ----------
International Equity Fund.............................   $  114,800       2005
                                                          9,953,400       2006
Intermediate Government Fund..........................      881,300       2002
                                                            681,600       2003
                                                            447,700       2004
                                                            390,800       2005

6. WRITTEN OPTION ACTIVITY

  Transactions in written options for the year ended December 31, 1998 were as follows:

EQUITY INCOME FUND

                                                             NUMBER OF   PREMIUMS
                                                             CONTRACTS   RECEIVED
                                                             ---------   ---------
Options outstanding at December 31, 1997...................     500      $  51,623
Options written during the period..........................     980        265,050
Options expired............................................    (880)      (153,479)
                                                                ---      ---------
Options outstanding at December 31, 1998...................     600      $ 163,194
                                                                ---      ---------
                                                                ---      ---------

LARGE CAP GROWTH FUND

                                                         NUMBER OF    PREMIUMS
                                                         CONTRACTS    RECEIVED
                                                         ---------   -----------
Options outstanding at December 31, 1997...............    1,100     $   197,324
Options written during the period......................   11,131       3,310,297
Options terminated in closing purchase transactions....   (2,336)     (1,346,817)
Options exercised......................................   (2,890)       (693,095)
Options expired........................................   (5,205)       (876,877)
                                                         ---------   -----------
Options outstanding at December 31, 1998...............    1,800     $   590,832
                                                         ---------   -----------
                                                         ---------   -----------

SMALL CAP GROWTH FUND

                                                             NUMBER OF   PREMIUMS
                                                             CONTRACTS   RECEIVED
                                                             ---------   --------
Options outstanding at December 31, 1997...................     -0-      $   -0-
Options written during the period..........................     500       97,097
Options terminated in closing purchase transactions........    (500)     (97,097 )
                                                                ---      --------
Options outstanding at December 31, 1998...................     -0-      $   -0-
                                                                ---      --------
                                                                ---      --------

7. RECLASSIFICATION OF CAPITAL ACCOUNTS

  At December 31, 1998, reclassifications were made to the capital accounts of all Funds except the Intermediate New York Tax-Exempt Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

8. GEOGRAPHIC CONCENTRATION

  The International Equity Fund has a relatively large concentration of portfolio securities invested in companies domiciled in the United Kingdom. The International Equity Fund may be more susceptible to political, social and economic events adversely affecting United Kingdom companies than funds not so concentrated.

9. CONCENTRATION OF RISK

  The Intermediate New York Tax-Exempt Fund invests substantially all of its assets in a portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. Also, the Intermediate Tax-Exempt Fund invests approximately 28% of its assets in debt obligations of the State of New York. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

        REPORT OF INDEPENDENT AUDITORS

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BNY HAMILTON FUNDS, INC.:

    We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BNY Hamilton Funds, Inc. (comprising, respectively, the BNY Hamilton Equity Income Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton International Equity Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate Investment Grade Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton Money Fund, and BNY Hamilton Treasury Money Fund) as of December 31, 1998, and the related statements of operations for the year then ended and changes in net assets and financial highlights for the two years then ended for the BNY Hamilton Equity Income Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, and BNY Hamilton Money Fund and for the one year and the period April 1, 1997 (commencement of investment operations) to December 31, 1997, for the BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton International Equity Fund, BNY Hamilton Intermediate Investment Grade Fund, BNY Hamilton Intermediate Tax-Exempt Fund and BNY Hamilton Treasury Money Fund. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1996, were audited by other auditors whose report thereon dated February 7, 1997, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and the performance of other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BNY Hamilton Equity Income Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton International Equity Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate Investment Grade Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton Money Fund, and BNY Hamilton Treasury Money Fund (constituting the BNY Hamilton Funds, Inc.) as of December 31, 1998, the results of their operations, changes in their net assets and financial highlights for the respective stated periods in the two-year period then ended, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP
New York, New York
February 17, 1999

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    For federal income tax purposes, 59.34% and 100.00% of the ordinary income dividends paid to you during the year ended December 31, 1998 for BNY Hamilton Equity Income Fund and BNY Hamilton Large Cap Growth Fund, respectively, qualify for the corporate dividends deduction under section 243 of the Internal Revenue Code.

    Capital gain distributions paid to shareholders by the Fund during the year ended December 31, 1998, whether taken in shares or cash, were:

                                                                                         20% CAPITAL GAIN
                                                                                          DISTRIBUTIONS
                                                                                   ----------------------------
BNY Hamilton Equity Income Fund..................................................            23,393,781
BNY Hamilton Large Cap Growth Fund...............................................            24,128,423
BNY Hamilton Small Cap Growth Fund...............................................             5,459,565
BNY Hamilton Intermediate Investment Grade Fund..................................               957,902
BNY Hamilton Intermediate New York Tax-Exempt Fund...............................                39,374
BNY Hamilton Intermediate Tax-Exempt Fund........................................             5,042,988

    In addition, for the calendar year ended December 31, 1998, BNY Hamilton Intermediate New York Tax-Exempt Fund and BNY Hamilton Intermediate Tax-Exempt Fund designate 100% of the dividends paid by each Fund from net investment income as "exempt-interest dividends".

      DIRECTORS AND OFFICERS
      Edward L. Gardner, Director and Chairman of the Board
      Peter Herrick, Director
      Leif H. Olsen, Director
      Stephen Stamas, Director
      James E. Quinn, Director
      Karen Osar, Director
      J. David Huber, Chief Executive Officer
      William J. Tomko, President
      Richard Baxt, Vice President
      Michael A. Grunewald, Vice President
      Nimish Bhatt, Treasurer
      Ellen Stoutamire, Secretary
      Alaina Metz, Assistant Secretary

      INVESTMENT ADVISER
      The Bank of New York

      ADMINISTRATOR AND DISTRIBUTOR
      BNY Hamilton Distributors, Inc.

      TRANSFER AGENT
      BISYS Fund Services, Ohio, Inc.

      CUSTODIAN
      The Bank of New York

      INDEPENDENT AUDITORS
      KPMG LLP

      LEGAL COUNSEL
      Sullivan & Cromwell

BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment adviser.

This report is not authorized for distributions to prospective investors unless preceded or accompanied by a current prospectus for Hamilton Shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, Hamilton Premier shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, Hamilton Classic Shares of BNY Hamilton Money Fund, Equity Funds, Taxable Fixed Income Funds or Tax-Exempt Fixed Income Funds.

For additional prospectuses which contain more complete information, including charges and expenses, call 1-800-426-9363. Please read the prospectus carefully before investing or sending money.

Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

  BNY
HAMILTON
 FUNDS


      90 Park Avenue, 10th Floor
          New York, NY 10016









                                             02/99 BNY-0121